1280055

FORM D

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

OMB APPROVAL	
OMB Number:	3235-0076
Expires:	April 30,2008
[redacted]	

07052974

FORM D

NOTICE OF SALE OF SECURITIES PURSUANT TO REGULATION D, SECTION 4(6), AND/OR UNIFORM LIMITED OFFERING EXEMPTION

Name of Offering (☐ check if this is an amendment and name has changed, and indicate change.)

Confidential Private Placement Memorandum

Filing Under (Check box(es) that apply): ☐ Rule 504 ☐ Rule 505 ☑ Rule 506 ☐ Section 4(6) ☐ ULOE

Type of Filing: ☑ New Filing ☐ Amendment

A. BASIC IDENTIFICATION DATA

1. Enter the information requested about the issuer

Name of Issuer (☐ check if this is an amendment and name has changed, and indicate change.)

1st Credit or America, LLC

Address of Executive Offices (Number and Street, City, State, Zip Code): 300 North Elizabeth Street, Chicago, IL 60607

Telephone Number (Including Area Code): 312-604-3705

Address of Principal Business Operations (Number and Street, City, State, Zip Code) (if different from Executive Offices)

Telephone Number (Including Area Code)

Brief Description of Business

collection agency and provider of other services

Type of Business Organization

☐ corporation ☐ limited partnership, already formed ☑ other (please specify): limited liability company

☐ business trust ☐ limited partnership, to be formed

Actual or Estimated Date of Incorporation or Organization: Month 0 1 2 Year 0 3 ☐ Actual ☑ Estimated

Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State: CN for Canada; FN for other foreign jurisdiction) D E

GENERAL INSTRUCTIONS

Federal:

Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).

When To File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where To File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies Required: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing Fee: There is no federal filing fee.

State:

This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix to the notice constitutes a part of this notice and must be completed.

ATTENTION

Failure to file notice in the appropriate states will not result in a loss of the federal exemption. Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption unless such exemption is predictated on the filing of a federal notice.

A. BASIC IDENTIFICATION DATA

2. Enter the information requested for the following:

- Each promoter of the issuer, if the issuer has been organized within the past five years;
- Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer.
- Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and
- Each general and managing partner of partnership issuers.

Check Box(es) that Apply: [x] Promoter [x] Beneficial Owner [x] Executive Officer [ ] Director [ ] General and/or Managing Partner

Full Name (Last name first, if individual)
Mellul, Elie

Business or Residence Address (Number and Street, City, State, Zip Code)
300 North Elizabeth Street, Suite 220-B, Chicago, IL 60607

Check Box(es) that Apply: [ ] Promoter [ ] Beneficial Owner [ ] Executive Officer [ ] Director [x] General and/or Managing Partner

Full Name (Last name first, if individual)
Credit International Corp.

Business or Residence Address (Number and Street, City, State, Zip Code)
300 North Elizabeth Street, Suite 220-B, Chicago, IL 60607

Check Box(es) that Apply: [ ] Promoter [x] Beneficial Owner [ ] Executive Officer [ ] Director [x] General and/or Managing Partner

Full Name (Last name first, if individual)
Mellul, Elie

Business or Residence Address (Number and Street, City, State, Zip Code)
300 North Elizabeth Street, Suite 220-B, Chicago, IL 60607

Check Box(es) that Apply: [ ] Promoter [ ] Beneficial Owner [ ] Executive Officer [ ] Director [ ] General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: [ ] Promoter [ ] Beneficial Owner [ ] Executive Officer [ ] Director [ ] General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: [ ] Promoter [ ] Beneficial Owner [ ] Executive Officer [ ] Director [ ] General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Check Box(es) that Apply: [ ] Promoter [ ] Beneficial Owner [ ] Executive Officer [ ] Director [ ] General and/or Managing Partner

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

(Use blank sheet, or copy and use additional copies of this sheet, as necessary)

B. INFORMATION ABOUT OFFERING

		Yes	No
1.	Has the issuer sold, or does the issuer intend to sell, to non-accredited investors in this offering?	☐	☒

Answer also in Appendix, Column 2, if filing under ULOE.

2. What is the minimum investment that will be accepted from any individual? $ 25,000.00

		Yes	No
3.	Does the offering permit joint ownership of a single unit?	☒	☐

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

Full Name (Last name first, if individual)

Business or Residence Address (Number and Street, City, State, Zip Code)

Name of Associated Broker or Dealer

States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

(Check "All States" or check individual States) ☐ All States

[AL]	[AK]	[AZ]	[AR]	[CA]	[CO]	[CT]	[DE]	[DC]	[FL]	[GA]	[HI]	[ID]
[IL]	[IN]	[IA]	[KS]	[KY]	[LA]	[ME]	[MD]	[MA]	[MI]	[MN]	[MS]	[MO]
[MT]	[NE]	[NV]	[NH]	[NJ]	[NM]	[NY]	[NC]	[ND]	[OH]	[OK]	[OR]	[PA]
[RI]	[SC]	[SD]	[TN]	[TX]	[UT]	[VT]	[VA]	[WA]	[WV]	[WI]	[WY]	[PR]

(Use blank sheet, or copy and use additional copies of this sheet, as necessary.)

C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if the answer is "none" or "zero." If the transaction is an exchange offering, check this box ☐ and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

Type of Security	Aggregate Offering Price	Amount Already Sold
Debt	$	$ 0.00
Equity	$	$ 0.00
☐ Common ☐ Preferred		
Convertible Securities (including warrants)	$	$
Partnership Interests	$	$
Other (Specify 30 Units of Membership Interests)	$ 6,000,000.00	$
Total	$ 6,000,000.00	$ 0.00

Answer also in Appendix, Column 3, if filing under ULOE.

2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."

	Number Investors	Aggregate Dollar Amount of Purchases
Accredited Investors		$ 0.00
Non-accredited Investors		$ 0.00
Total (for filings under Rule 504 only)		$ 0.00

Answer also in Appendix, Column 4, if filing under ULOE.

3. If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, in the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C — Question 1.

Type of Offering	Type of Security	Dollar Amount Sold
Rule 505	N/A	$
Regulation A	N/A	$
Rule 504	N/A	$
Total		$ 0.00

4 a. Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the insurer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

Transfer Agent's Fees	☐	$ 0.00
Printing and Engraving Costs	☑	$ 2,000.00
Legal Fees	☑	$ 120,000.00
Accounting Fees	☐	$
Engineering Fees	☐	$ 0.00
Sales Commissions (specify finders' fees separately)	☐	$
Other Expenses (identify) filing fees	☑	$ 5,000.00
Total	☐	$ 127,000.00

C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS

b. Enter the difference between the aggregate offering price given in response to Part C — Question 1 and total expenses furnished in response to Part C — Question 4.a. This difference is the "adjusted gross proceeds to the issuer." .... $ 5,873,000.00

5. Indicate below the amount of the adjusted gross proceed to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C — Question 4.b above.

	Payments to Officers, Directors, & Affiliates	Payments to Others
Salaries and fees	☐ $ 0.00	☐ $ 0.00
Purchase of real estate	☐ $ 0.00	☐ $ 0.00
Purchase, rental or leasing and installation of machinery and equipment	☐ $ 0.00	☐ $ 0.00
Construction or leasing of plant buildings and facilities	☐ $ 0.00	☐ $ 0.00
Acquisition of other businesses (including the value of securities involved in this offering that may be used in exchange for the assets or securities of another issuer pursuant to a merger)	☐ $ 0.00	☐ $ 0.00
Repayment of indebtedness	☑ $ 152,909.00	☐ $ 438,750.00
Working capital	☐ $	☐ $
Other (specify): redeem preferred membership interests	☐ $	☑ $ 2,368,500.00
	☐ $	☐ $
Column Totals	☐ $ 152,909.00	☐ $ 2,807,250.00
Total Payments Listed (column totals added)	☐ $ 2,960,159.00	

D. FEDERAL SIGNATURE

The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.

Issuer (Print or Type)	Signature	Date
1st Credit or America, LLC	[signature]	4/7/07
Name of Signer (Print or Type)	**Title of Signer (Print or Type)**	
Elie Mellul	President of Manager, Credit International Corp.	

ATTENTION

Intentional misstatements or omissions of fact constitute federal criminal violations. (See 18 U.S.C. 1001.)

E. STATE SIGNATURE

1. Is any party described in 17 CFR 230.262 presently subject to any of the disqualification provisions of such rule? .... Yes ☐ No ☐

See Appendix, Column 5, for state response.

2. The undersigned issuer hereby undertakes to furnish to any state administrator of any state in which this notice is filed a notice on Form D (17 CFR 239.500) at such times as required by state law.

3. The undersigned issuer hereby undertakes to furnish to the state administrators, upon written request, information furnished by the issuer to offerees.

4. The undersigned issuer represents that the issuer is familiar with the conditions that must be satisfied to be entitled to the Uniform limited Offering Exemption (ULOE) of the state in which this notice is filed and understands that the issuer claiming the availability of this exemption has the burden of establishing that these conditions have been satisfied.

The issuer has read this notification and knows the contents to be true and has duly caused this notice to be signed on its behalf by the undersigned duly authorized person.

Issuer (Print or Type)	Signature	Date
1st Credit or America, LLC	[signature]	4/5/07
Name (Print or Type)	Title (Print or Type)	
Elie Mellul	President of Manager, Credit International Corp.	

Instruction:
Print the name and title of the signing representative under his signature for the state portion of this form. One copy of every notice on Form D must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

APPENDIX

1	2		3	4				5	
	Intend to sell to non-accredited investors in State (Part B-Item 1)		Type of security and aggregate offering price offered in state (Part C-Item 1)	Type of investor and amount purchased in State (Part C-Item 2)				Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	Yes	No		Number of Accredited Investors	Amount	Number of Non-Accredited Investors	Amount	Yes	No
AL		x							x
AK		x							x
AZ		x							x
AR		x							x
CA		x							x
CO		x							x
CT		x							x
DE		x							x
DC		x							x
FL		x							x
GA		x							x
HI		x							x
ID		x							x
IL		x							x
IN		x							x
IA		x							x
KS		x							x
KY		x							x
LA		x							x
ME		x							x
MD		x							x
MA		x							x
MI		x							x
MN		x							x
MS		x							x

APPENDIX

1	2		3	4				5	
	Intend to sell to non-accredited investors in State (Part B-Item 1)		Type of security and aggregate offering price offered in state (Part C-Item 1)	Type of investor and amount purchased in State (Part C-Item 2)				Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	Yes	No		Number of Accredited Investors	Amount	Number of Non-Accredited Investors	Amount	Yes	No
MO		x							x
MT		x							x
NE		x							x
NV		x							x
NH		x							x
NJ		x							x
NM		x							x
NY		x							x
NC		x							x
ND		x							x
OH		x							x
OK		x							x
OR		x							x
PA		x							x
RI		x							x
SC		x							x
SD		x							x
TN		x							x
TX		x							x
UT		x							x
VT		x							x
VA		x							x
WA		x							x
WV		x							x
WI		x							x

APPENDIX

1	2		3	4				5	
	Intend to sell to non-accredited investors in State (Part B-Item 1)		Type of security and aggregate offering price offered in state (Part C-Item 1)	Type of investor and amount purchased in State (Part C-Item 2)				Disqualification under State ULOE (if yes, attach explanation of waiver granted) (Part E-Item 1)	
State	**Yes**	**No**		**Number of Accredited Investors**	**Amount**	**Number of Non-Accredited Investors**	**Amount**	**Yes**	**No**
WY		x							x
PR		x							x

Do Not Copy Or Circulate
For The Exclusive Use Of:

No.______ ________________________

1st CREDIT OF AMERICA, LLC

Units of Membership Interest

Each Unit Consists of
One Membership Interest

Offering Price: $200,000 per Unit
Minimum Purchase: One-Eighth of One Unit ($25,000)
Total Offering: 30 Units ($6,000,000)

CONFIDENTIAL PRIVATE OFFERING AND PLACEMENT MEMORANDUM
FOR ACCREDITED INVESTORS ONLY

March 28, 2007

TABLE OF CONTENTS

EXHIBITS

1st CREDIT OF AMERICA, LLC

Units of Membership Interest

Each Unit Consists of
One Membership Interest

Offering Price: $200,000 per Unit
Minimum Purchase: One-Eighth of One Unit ($25,000)
Total Offering: 30 Units ($6,000,000)

CONFIDENTIAL PRIVATE OFFERING AND PLACEMENT MEMORANDUM
FOR ACCREDITED INVESTORS ONLY

This Confidential Private Offering and Placement Memorandum (the "PPM") relates to the offer and sale (the "Offering") by **1st CREDIT OF AMERICA, LLC**, a Delaware limited liability company (the "Company" or "we", and "our" in the possessive), of units of membership interest ("Units"). *See* "Offering." A Unit is equal to a one percent interest in the Company.

A PURCHASE OF THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. SEE "RISK FACTORS."

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Price to Investors (1)	**Finders' Commissions [a maximum of 7%]**	**Proceeds to Company (3)**
Per 1/8th of a Unit	$25,000	$1750 per 1/8th Unit	$23,250
Total Units (30)	$6,000,000	Maximum of $420,000.	$5,580,000

(see footnotes on following page)

(1) We have arbitrarily determined the price of One-Eighth of a Unit to be $25,000 although that number bears some relation to our revenues and liabilities. *See* the section, "*Risk Factors,*" below. After payment of the costs and expenses of related to this Private Placement Memorandum (this "PPM"), investors will face immediate dilution in the book value of their Units. *See* the section, "*Plan of Offering.*"

(2) Does not reflect additional compensation to be received by persons whom we reserve the right to hire solely for the purpose of introducing us to persons known to them to be accredited investors known to them ("Finders"), which is estimated to be a maximum of 7% of the purchase price of the interests sold.

(3) Proceeds to the Company after deduction of expenses payable by the Company is estimated to be $ 5,500,000.00.

(4) This Offering is being made on a "best efforts" basis. Accordingly, no minimum number of Units need be sold in order for the Company to utilize the proceeds received. (*See* "*Risk Factors")* - There is no minimum offering requirement; therefore, we can use Offering proceeds as received.

1st CREDIT OF AMERICA, LLC, AND ITS MANAGER, CREDIT INTERNATIONAL CORP., ARE FULLY AND ENTIRELY RESPONSIBLE FOR THE ACCURACY OF ALL STATEMENTS CONTAINED IN THIS PPM. NO OTHER PERSON, INCLUDING WITHOUT LIMITATION, ANY PROFESSIONALS ENGAGED BY THE COMPANY OR CREDIT INTERNATIONAL CORP., HAVE ANY RESPONSIBILITY FOR THE CONTENTS OF THIS PPM. ALL SUCH PROFESSIONALS HAVE RELIED UPON THE COMPANY AND ITS MANAGERS TO PROVIDE ACCURATE AND TRUTHFUL INFORMATION WITHOUT ANY OMISSIONS OF INFORMATION THAT WOULD MAKE THE INFORMATION PROVIDED INACCURATE OR UNTRUTHFUL.

NOTICES TO PROSPECTIVE INVESTORS

WE MAY WITHDRAW THIS OFFER AT ANY TIME BEFORE THE CLOSING. THIS OFFER IS SPECIFICALLY SUBJECT TO THE TERMS DESCRIBED IN THIS PPM AND ITS EXHIBITS INCLUDING WITHOUT LIMITATION, THE LIMITED LIABILITY COMPANY OPERATING AGREEMENT OF 1ST CREDIT OF AMERICA, LLC, AND ITS ATTACHMENTS, EXHIBITS AND SCHEDULES (THE "OPERATING AGREEMENT"), THE SUBSCRIPTION AGREEMENT ("SUBSCRIPTION"). WE RESERVE THE RIGHT TO PROVIDE SUBSCRIPTIONS TO ONLY SUCH ACCREDITED INVESTORS AS WE, IN OUR SOLE DISCRETION, DEEM APPROPRIATE, AND MAY REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART OR ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE NUMBER OF UNITS OF LIMITED MEMBERSHIP INTERESTS SUBSCRIBED FOR BY SUCH PROSPECTIVE INVESTOR.

WE ARE NOT OFFERING TO SELL OR A SOLICITING AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN IN ANY JURISDICTION IN WHICH OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SALE.

THE UNITS HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT, NOR ANY STATE OR OTHER SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD HEREUNDER EXCEPT (A) TO ACCREDITED INVESTORS AS THAT TERM IS DEFINED UNDER RULE 501 UNDER THE SECURITIES ACT, WHO ARE PURCHASING FOR THEIR OWN ACCOUNTS FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR RESALE IN VIOLATION OF THE SECURITIES ACT AND (B) IN COMPLIANCE WITH ANY APPLICABLE STATE OR OTHER SECURITIES LAWS. ANY REPRESENTATION THAT THE UNITS HAVE BEEN APPROVED IS UNAUTHORIZED AND YOU MUST NOT RELY UPON SUCH STATEMENT.

THE SECURITIES THAT WE ARE OFFERING HEREUNDER HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS PPM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING AN INVESTMENT DECISION, YOU MUST RELY ON YOUR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. WE ARE NOT PROVIDING YOU WITH TAX, LEGAL OR INVESTMENT ADVICE TO YOU.

WE ARE MAKING THIS OFFERING IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT FOR AN OFFER AND SALE OF SECURITIES THAT DOES NOT INVOLVE A PUBLIC OFFERING. IF YOU PURCHASE THE UNITS HEREUNDER, THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF, EXCEPT AS PERMITTED UNDER (A) THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND (B) OUR OPERATING AGREEMENT. THERE IS CURRENTLY NO PUBLIC OR OTHER MARKET FOR THE UNITS AND WE CAN NOT

ASSURE YOU THAT A PUBLIC OR OTHER MARKET WILL DEVELOP FOR THE UNITS OR THAT SOMETIME IN THE FUTURE WE WILL REGISTER THESE SECURITIES.

BECAUSE THERE ARE SUBSTANTIAL RESTRICTIONS ON THE TRANSFERABILITY OF THE UNITS, YOU SHOULD INVEST IN THESE SECURITIES ONLY IF YOU ARE CAPABLE OF BEARING THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. YOU MAY NOT BE ABLE TO LIQUIDATE YOUR INVESTMENT IN THE COMPANY QUICKLY, IF AT ALL. AN INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK AND YOU MAY LOSE MONEY. THIS OFFERING IS INTENDED FOR YOU ONLY IF YOU MEET THE QUALIFICATIONS OF AN "ACCREDITED INVESTOR" AS DESCRIBED IN SECTION 501 (a) OF REGULATION D UNDER THE SECURITIES ACT AND YOU CAN AFFORD TO LOSE YOUR ENTIRE INVESTMENT.

YOU SHOULD NOT ASSUME THAT THE UNITS, INITIALLY OR OVER TIME, WILL ACTUALLY ACHIEVE A SPECIFIC RATE OF RETURN OR APPRECIATE IN VALUE OR OBTAIN ANY SPECIFIC VALUE AT ALL.

A CONDITION PRECEDENT TO OUR ACCEPTANCE OF YOU AS AN INVESTOR IS THAT YOU MUST MAKE THE REPRESENTATIONS SET FORTH IN THE SUBSCRIPTION AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE REPRESENTATIONS THAT:

(A) YOU ARE ACQUIRING THE SECURITIES OFFERED HEREBY FOR INVESTMENT AND NOT WITH A VIEW TO THEIR RESALE OR DISTRIBUTION AND YOU HAVE NO PRESENT INTENTION OF SELLING, GRANTING ANY PARTICIPATION IN OR OTHERWISE DISTRIBUTING THE UNITS;

(B) YOU ARE AN ACCREDITED INVESTOR AS SUCH TERM IS DEFINED UNDER RULE 501(a) OF REGULATION D OF THE SECURITIES ACT;

(C) YOU ARE AWARE THAT AN INVESTMENT IN THE UNITS INVOLVES A HIGH DEGREE OF RISK;

(D) YOU HAVE NO NEED FOR LIQUIDITY IN YOUR INVESTMENTS AND CAN AFFORD AN ENTIRE LOSS OF YOUR INVESTMENT, TOGETHER WITH LOST PROFITS AND OTHER AMOUNTS THAT MAY OTHERWISE HAVE BEEN EARNED AND COLLECTED THEREON AND YOUR FINANCIAL CONDITION WILL NOT BE MATERIALLY ADVERSELY AFFECTED IF AND WHEN SUCH LOSS IS ACTUALLY SUSTAINED;

(E) YOU HAVE SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT YOU ARE CAPABLE OF EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THE UNITS;

(F) YOU HAVE HAD THE OPPORTUNITY TO REQUEST FROM US AND REVIEW, AND HAVE RECEIVED, ALL ADDITIONAL INFORMATION YOU HAVE CONSIDERED NECESSARY TO VERIFY THE ACCURACY OF, OR TO SUPPLEMENT, THE INFORMATION CONTAINED IN THIS PPM OR THAT YOU OTHERWISE CONSIDER NECESSARY OR APPROPRIATE FOR EVALUATING THE INVESTMENT OFFERED;

(G) YOU HAVE HAD THE OPPORTUNITY TO ASK QUESTIONS AND RECEIVE ANSWERS FROM US REGARDING THE TERMS AND CONDITIONS OF THE OFFERING AND OUR BUSINESS, PROPERTIES, PROSPECTS AND FINANCIAL CONDITION;

(H) YOU ARE AWARE THAT WE ARE A RELATIVELY YOUNG LIMITED LIABILITY COMPANY, WHICH, WHILE MANAGED BY CREDIT INTERNATIONAL, INC., A COMPANY WHOSE DIRECTORS AND OTHER PERSONNEL HAVE SUBSTANTIAL BUSINESS EXPERIENCE IN OTHER INDUSTRIES, HAS NO TRACK RECORD AND CANNOT GUARANTEE SUCCESS FOR THIS COMPANY;

(I) YOU HAVE NOT RELIED AND WILL NOT RELY ON ANY UNAUTHORIZED PERSON IN CONNECTION WITH YOUR EVALUATION OF US OR AN INVESTMENT IN THE UNITS;

(J) IF YOU ACQUIRE UNITS HEREUNDER AND WE ISSUE CERTIFICATES FOR SUCH UNITS, SUCH INSTRUMENTS WILL BEAR A RESTRICTIVE LEGEND THAT STATES, AMONG OTHER THINGS, THAT SUCH UNITS CANNOT BE SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, INCLUDING WITHOUT LIMITATION, THE SECURITIES LAWS OF ANY STATE;

(K) OUR DECISION TO SELL AND CONVEY THE UNITS SHALL, IN NO MANNER, BE BASED ON THE PROSPECTIVE INVESTOR'S POTENTIAL ABILITY TO REFER BUSINESS TO US;

(L) YOU UNDERSTAND THAT THE SEC OR ANY STATE OR LOCAL AGENCY HAVING AUTHORITY WITH RESPECT TO SECURITIES HAS NOT APPROVED, PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE UNITS ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE SECURITIES LAWS; HOWEVER, NEITHER THE SEC NOR ANY STATE OR LOCAL SECURITIES AUTHORITY HAS MADE A DETERMINATION THAT THE UNITS ARE EXEMPT FROM REGISTRATION.

THIS PPM IS THE ONLY OFFICIAL DOCUMENT RELEASED BY THE COMPANY PERTAINING TO THE PURCHASE OF THE UNITS, AND IT CONTAINS THE ONLY REPRESENTATIONS BY THE COMPANY CONCERNING THE OFFERING. YOU SHOULD NOT RELY UPON ANY INFORMATION NOT EXPRESSLY SET FORTH IN THIS PPM, INCLUDING WITHOUT LIMITATION, ANY BROCHURES, EXECUTIVE SUMMARIES, NEWSLETTERS OR NOTICES. TO THE EXTENT YOU REVIEW OR RELY UPON ANY OTHER INFORMATION PERTAINING TO THE COMPANY, YOU DO SO AT YOUR OWN RISK.

YOU SHOULD THOROUGHLY REVIEW THE TEXT OF THIS PPM AND ITS EXHIBITS BEFORE DECIDING TO ACQUIRE ANY UNITS IN THE COMPANY. THIS PPM HAS BEEN PREPARED ON THE BASIS OF INFORMATION PROVIDED SOLELY BY THE COMPANY. THE COMPANY, AND NOT ANY OTHER PERSON OR FIRM, IS SOLELY RESPONSIBLE

FOR THE TRUTH AND ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT.

YOU MUST NOT CONSTRUE THE CONTENTS OF THIS PPM AS INVESTMENT, LEGAL OR TAX ADVICE. YOU SHOULD CONSULT, AT YOUR OWN EXPENSE, YOUR OWN INVESTMENT ADVISOR, LEGAL COUNSEL AND TAX ADVISOR AS TO THE BUSINESS, LEGAL, TAX AND RELATED MATTERS CONCERNING YOUR INVESTMENT.

WE WILL NOT CONDUCT A GENERAL SOLICITATION AND WILL NOT EMPLOY OFFERING LITERATURE OR ADVERTISING IN ANY FORM IN CONNECTION WITH THIS OFFERING. EXCEPT FOR THIS PPM (INCLUDING THE EXHIBITS, ANY AMENDMENTS AND SUPPLEMENTS HERETO) AND THE DOCUMENTS ATTACHED OR SUMMARIZED HEREIN, NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PPM OR IN THE DOCUMENTS ATTACHED OR SUMMARIZED HEREIN. IF ANY PERSON PROVIDES YOU WITH OTHER INFORMATION OR REPRESENTATION, YOU SHOULD NOT RELY ON IT.

WE BELIEVE THAT THE ATTACHMENTS AND SUMMARIES ARE ACCURATE, OF CERTAIN DOCUMENTS, BUT ALL SUCH SUMMARIES ARE SUBJECT IN THEIR ENTIRETY TO THE ACTUAL DOCUMENTS. FOR COMPLETE INFORMATION. COPIES OF SUCH DOCUMENTS ARE AVAILABLE AT OUR OFFICES AT 300 NORTH ELIZABETH AVENUE, CHICAGO, ILLINOIS 60607.

THIS PPM HAS BEEN PREPARED SOLELY FOR THE BENEFIT OF PROSPECTIVE INVESTORS INTERESTED IN THE PROPOSED PRIVATE PLACEMENT OF THE UNITS AND CONSTITUTES AN OFFER TO YOU ONLY IF YOUR NAME APPEARS IN THE APPROPRIATE SPACE PROVIDED ON THE COVER HEREOF. DISTRIBUTION OF THIS PPM TO ANY PERSON OTHER THAN SUCH PROSPECTIVE INVESTOR AND THOSE PERSONS RETAINED TO ADVISE SUCH PROSPECTIVE INVESTOR IS UNAUTHORIZED. ANY REPRODUCTION OF THIS PPM, IN WHOLE OR IN PART, OR THE DISCLOSURE OF ANY OF ITS CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF OUR MANAGER IS PROHIBITED. BY ACCEPTING DELIVERY OF THIS PPM, YOU AGREE TO RETURN IT AND ALL OTHER DOCUMENTS TO OUR OFFICES AS SET FORTH ABOVE, IF YOU DO NOT SUBSCRIBE FOR THE PURCHASE OF ANY UNITS, YOUR SUBSCRIPTION IS NOT ACCEPTED, WE SO REQUEST, OR THIS OFFERING IS TERMINATED. NEITHER THE DELIVERY OF THIS PPM NOR ANY SALES OF UNITS MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCE CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS OR BUSINESS SINCE THE DATE HEREOF, OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

ANY ESTIMATES OR FORECASTS AS TO EVENTS THAT MAY OCCUR IN THE FUTURE (INCLUDING FORECASTS OF REVENUES, EXPENSES AND NET INCOME) ARE BASED UPON THE BEST JUDGMENT OF OUR MANAGEMENT AS OF THE DATE OF THIS OFFERING. WHETHER OR NOT SUCH ESTIMATES OR FORECASTS MAY BE ACHIEVED WILL DEPEND UPON OUR ACHIEVING ITS OVERALL BUSINESS OBJECTIVES, COMPETITION AND THE AVAILABILITY OF FUNDS, INCLUDING FUNDS FROM THE SALE OF THE SECURITIES. THERE IS NO GUARANTEE THAT ANY OF THESE FORECASTS

WILL BE ATTAINED. ACTUAL RESULTS MAY VARY FROM THE FORECASTS AND SUCH VARIATIONS MAY BE MATERIAL.

FORWARD LOOKING STATEMENTS:

CERTAIN STATEMENTS IN THIS PPM, SUCH AS "EXPECTS," "ANTICIPATES," "BELIEVES," "INTENDS," "WILL," "MAY," "FUTURE," "COULD," "PLANS" AND SIMILAR EXPRESSIONS, CONSTITUTE "FORWARD-LOOKING STATEMENTS." SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER IMPORTANT FACTORS THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR OUR ACHIEVEMENTS, OR INDUSTRY RESULTS, TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENT IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS.

STATEMENTS AND PROJECTIONS IN THIS PPM THAT ARE FORWARD-LOOKING ARE BASED ON THE MANAGER'S PREVIOUS EXPERIENCE, MARKET ANALYSIS, CURRENT BELIEFS AND ASSUMPTIONS REGARDING A LARGE NUMBER OF FACTORS AFFECTING ITS PROPOSED BUSINESS. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS. THERE CAN BE NO ASSURANCE THAT (I) WE HAVE CORRECTLY MEASURED OR IDENTIFIED ALL OF THE FACTORS AFFECTING ITS BUSINESS OR THE EXTENT OF THEIR LIKELY IMPACT, (II) OUR ASSUMPTIONS REGARDING OUR BUSINESS AND THESE FACTORS ARE CORRECT; (III) THE PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO SUCH FACTORS ON WHICH OUR ANALYSIS IS BASED IS COMPLETE OR ACCURATE, (IV) OUR ANALYSIS IS CORRECT OR (V) OUR STRATEGY, WHICH IS BASED IN PART ON THIS ANALYSIS, WILL BE SUCCESSFUL. OUR PLANS AND PROJECTIONS INVOLVE NUMEROUS RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANTICIPATED RESULTS.

IF YOU HAVE SEEN ANY MARKETING MATERIALS OR HEARD ANY STATEMENTS FROM ANY PERSON REGARDING THIS OFFERING, **YOU SHOULD NOT RELY ON THEM AND INSTEAD DISREGARD THEM.** THE COMPANY'S WEBSITE IS **NOT** INCORPORATED INTO THIS PPM. THIS PPM IS THE ONLY DOCUMENT CONTAINING THE COMPANY'S OFFER TO SELL UNITS OF COMMON MEMBERSHIP INTEREST. NO ONE IS AUTHORIZED TO STATE ANY FACT OR MAKE ANY PROMISE THAT IS NOT CONTAINED IN THIS PPM OR INCONSISTENT WITH THIS PPM.

THIS PPM SPEAKS AS OF THE DATE OF MARCH 28, 2007. NEITHER THE DELIVERY OF THIS PPM NOR THE OFFER AND SALE OF ANY UNITS HEREUNDER SHALL UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS OR BUSINESS AFTER THE DATE HEREOF OR IMPOSE ON US ANY DUTY, OBLIGATION, OR RESPONSIBILITY TO SUPPLEMENT OR UPDATE THIS PPM.

STATE NOTICES TO INVESTORS

FOR CALIFORNIA RESIDENTS ONLY:

THIS PPM HAS NOT BEEN APPROVED OR REVIEWED BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS, SECURITIES REGULATION DIVISION, PRIOR TO ITS ISSUANCE OR USE AND THE DIVISION HAS NOT PASSED ON THE MERITS OR ENDORSED THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR COLORADO RESIDENTS ONLY:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE COLORADO SECURITIES ACT OF 1991 BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THIS OFFERING. UNLESS THE SECURITIES ARE REGISTERED, THEY MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF COLORADO EXCEPT AS AN EXEMPT SECURITY OR IN AN EXEMPT TRANSACTION UNDER SAID ACT. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION OF SECURITIES OF THE STATE OF COLORADO, NOR HAS THE COMMISSION OF SECURITIES PASSED UPON THE ACCURACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR CONNECTICUT RESIDENTS ONLY:

THIS PPM HAS NOT BEEN APPROVED OR REVIEWED BY THE STATE OF CONNECTICUT, DEPARTMENT OF BANKING, PRIOR TO ITS ISSUANCE OR USE, AND THE DEPARTMENT HAS NOT PASSED ON THE MERITS OR ENDORSED THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR FLORIDA RESIDENTS ONLY:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT AND ARE BEING SOLD IN RELIANCE UPON AN EXEMPTION PROVIDED BY SECTION 517.061 THEREOF. UNLESS THE SECURITIES ARE REGISTERED, THEY MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF FLORIDA EXCEPT AS AN EXEMPT SECURITY OR IN AN EXEMPT TRANSACTION UNDER SAID ACT. IF YOU ARE A FLORIDA RESIDENT, YOU SHOULD BE AWARE THAT YOU HAVE THE RIGHT TO VOID YOUR PURCHASE OF UNITS OF LIMITED ECONOMIC INTERESTS HEREUNDER WITHIN THREE (3) DAYS AFTER THE DATE THAT YOU TENDER YOUR DEPOSIT OR CONSIDERATION FOR SUCH INTERESTS. **IF YOU WISH TO EXERCISE THIS RIGHT, YOU MUST CAUSE A WRITTEN NOTICE OR TELEGRAM TO BE DELIVERED TO THE COMPANY WITHIN THE AFOREMENTIONED THREE-DAY PERIOD.**

FOR GEORGIA RESIDENTS ONLY:

THIS PPM HAS NOT BEEN APPROVED OR REVIEWED BY THE GEORGIA SECRETARY OF STATE, SECURITIES AND BUSINESS REGULATION DIVISION, PRIOR TO ITS ISSUANCE OR USE, AND THE DIVISION HAS NOT PASSED ON THE MERITS OR ENDORSED THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR ILLINOIS RESIDENTS ONLY:

THIS PPM HAS NOT BEEN APPROVED OR REVIEWED BY THE ILLINOIS SECRETARY OF STATE, SECURITIES DIVISION, PRIOR TO ITS ISSUANCE OR USE, AND THE DIVISION HAS NOT PASSED ON THE MERITS OR ENDORSED THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR MASSACHUSETTS RESIDENTS ONLY:

THIS PPM HAS NOT BEEN APPROVED OR REVIEWED BY THE MASSACHUSETTS SECURITIES AND BUSINESS DIVISION PRIOR TO ITS ISSUANCE OR USE, AND THE DIVISION HAS NOT PASSED ON THE MERITS OR ENDORSED THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR NEW JERSEY RESIDENTS ONLY:

THIS PPM HAS NOT BEEN APPROVED OR REVIEWED BY THE NEW JERSEY BUREAU OF SECURITIES PRIOR TO ITS ISSUANCE OR USE, AND THE BUREAU HAS NOT PASSED ON THE MERITS OR ENDORSED THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR NEW YORK RESIDENTS ONLY:

THIS PPM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR OHIO RESIDENTS ONLY:

THIS PPM HAS NOT BEEN REVIEWED BY THE OHIO DEPARTMENT OF COMMERCE, DIVISION OF SECURITIES, PRIOR TO ITS ISSUANCE AND USE. NEITHER THE DIRECTOR OF COMMERCE, NOR ANY OTHER STATE AGENT HAS PASSED ON OR ENDORSED THE MERITS OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR PENNSYLVANIA RESIDENTS ONLY:

PURSUANT TO SECTION 207(M) OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE "1972 ACT"), EACH PENNSYLVANIA RESIDENT WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION UNDER SECTIONS 203(D), (F), (Q) OR (R) OF THE 1972 ACT DIRECTLY FROM AN ISSUER OR AN AFFILIATE OF AN ISSUER SHALL HAVE THE RIGHT TO WITHDRAW HIS OR HER ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER TRUST, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS OR HER WRITTEN BINDING CONTRACT OF PURCHASE, OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE OR SHE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE ISSUER AT THE ADDRESS SET FORTH IN THE TEXT OF THE MEMORANDUM, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY TO THE ADDRESS FOR WRITTEN NOTICES GIVEN AT THE BEGINNING OF THIS SECTION. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY (IN TRUST OR BY TELEPHONE TO THE ISSUER AT THE NUMBER LISTED IN THE TEXT OF THE BEGINNING OF THIS SECTION OF THE MEMORANDUM), A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED. NEITHER PENNSYLVANIA SECURITIES COMMISSION NOR ANY OTHER AGENCY HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. NO NON-ACCREDITED INVESTOR MAY PURCHASE THESE SECURITIES.

FOR TEXAS RESIDENTS ONLY:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE TEXAS SECURITIES ACT BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THIS OFFERING. UNLESS THE SECURITIES ARE REGISTERED, THEY MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF TEXAS EXCEPT AS AN EXEMPT SECURITY OR IN AN EXEMPT TRANSACTION UNDER SAID ACT.

SUMMARY OF MATERIAL PROVISIONS

Name, address and contact information for Issuer	1st Credit of America 300 North Elizabeth Street Suite 220-B Chicago , IL 60607 Number: 312-604-3705 Fax Number: 312-896-9198
Formation & Entity:	Formed March, 2003, and operational as of January, 2005; Delaware Limited Liability Company.
Primary Business of Issuer:	Accounts receivable management and ancillary businesses.
Manager of Company:	Credit International, Corp., an Illinois Corporation. The director of the Manager is Elie Mellul, who is also the holder of a majority of the Company's common membership interests.
Securities Offered and Purchase Price:	An aggregate of 30 Units of common membership interests at a purchase price of $200,000 per Unit or $25,000 for One-Eighth of a Unit. The minimum purchase is One-Eighth of a Unit. The amounts paid by investors will constitute their capital contributions to the Company.
Governance of the Company:	That certain Third Amended and Restated Operating Agreement of the Company, dated as of March 1, 2007, governs the operations of the Company, the authority of the Manager and the Members, the securities of the Company and the duties and rights of the Members ("Operating Agreement"). It is attached in its entirety as Exhibit A.
Use of Proceeds:	The Company will use the proceeds of this offering to acquire the additional infrastructure and personnel need to expand its existing accounts receivable management business, to further develop its merchant processing business and business processing outsourcing business, to redeem preferred shares and to increase its working capital.
Mandatory Redemption of Preferred Interests	Two private individuals have loaned the

	Company approximately $2.45 million dollars. The lenders exchanged their notes for preferred interests in the Company. The Company makes a distribution of one percent per month of the preferred capital contribution to the holders of Preferred Interests. The Preferred Interests have a mandatory redemption date of July 31, 2008. In addition, a private lender has provided a line of credit of approximately $438,750, which accrues interest on the unpaid amounts at a rate of 2% per month.
No Registration:	The Units sold hereunder will not be registered and the Company makes no promise that the Units will ever be registered.
Capital Account Credits:	A bookkeeping device, called a capital account ("Capital Account") will be established on the books and records of the Company for each Member and credited with the purchase price of the Units purchased, share of profits from the Company allocated to that Member, and other money or property contributed by that Member to the Company. The Member's Capital Accounts may be further adjusted upon the occurrence of events described in the Operating Agreement.
Capital Account Debts:	Each Member's Capital Account will be debited by the dollar amount of its allocated share of the losses from the Company, cash distributed to the Member, and other items, all as described in the Operating Agreement.
Transferability of Units:	Because there is no public market for the Units, which will not be registered, the ability to liquidate them is very limited. Further the security laws and the Operating Agreement restrict their transferability.
Distributions:	None anticipated, although the Manager may make distributions in its sole discretion if the Company's financial condition complies with the statutory requirement for distributions under the Delaware Limited Liability Company Act. If the Company operates at a profit Members may have taxable income on the gain

Offering to Accredited Investors:	Only "Accredited Investors" who meet the criteria described in Rule 501 to Regulation D of the Securities Act of 1933, as amended ("Securities Act") can participate in this offering.
Ownership of Company Pre Offering:	95.5% owned by Elie Mellul; 4.5% owned by other investors
Ownership of Company Post Offering, if all 30 Units are purchased:	65.5% owned by Elie Mellul; 4.5% by original investors; 30% by new investors.
Realization Events:	Any transaction approved by the holders of a Majority of common membership interests that results in the sale of all Units of such class to any third party in one transaction or a series of related transactions.
Realization Event Net Proceeds:	The proceeds of any Realization Event after deducting from such proceeds (i) the payment of all transaction expenses related to such Realization Event, and (ii) any other liabilities of the Company existing on the date of such Realization Event are distributable to the holders of common Membership Interests
No Redemptions:	The Company is not obligated to redeem any Units, and Members should be prepared to hold Units indefinitely. However, in connection with this offering, the Company is redeeming up to 30 Units owned by our largest holder of Membership Interests, Elie Mellul, a director of the Manager in consideration of $1.00.
Management	The Company is managed in all respects by its Manager, Credit International Inc. The Members do not have any right to manage or operate the Company.

RISK FACTORS

AN INVESTMENT IN THE SECURITIES OFFERED HEREBY IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK AND, THEREFORE, IS ONLY SUITABLE FOR INVESTORS WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT. PROSPECTIVE PURCHASERS, PRIOR TO MAKING AN INVESTMENT, SHOULD CONSIDER CAREFULLY THE FOLLOWING RISKS AND SPECULATIVE FACTORS ASSOCIATED WITH THIS OFFERING, THE RISKS GENERALLY APPLICABLE TO COLLECTION COMPANIES, CREDIT CARD PROCESSING COMPANIES AND LESSORS AS WELL AS OTHER INFORMATION SET FORTH ELSEWHERE IN THIS PPM.

Certain statements included in this PPM, including, without limitation, statements regarding the anticipated growth in the amount of accounts receivable placed for third-party management, the continuation of trends favoring outsourcing of other administrative functions, our objective to grow through strategic acquisitions, and other acquisitions that may occur in the future, our ability to expand its service offerings, trends in our future operating performance, and statements as to our or management's beliefs, expectations or opinions, are forward-looking statements. The factors discussed below and elsewhere in this PPM could cause actual results and developments to be materially different from those expressed in or implied by such statements. Accordingly, in addition to the other information contained in this PPM, the following factors should be considered carefully in evaluating an investment in the units of membership interests offered by this PPM.

We are highly dependent on our telecommunications and computer systems.

As noted in the description of our business below, our business is highly dependent on our telecommunications, internet and computer systems. These systems could be interrupted by terrorist acts, malfunctions, natural disasters, power losses, or similar events, the temporary or permanent loss of which could have a materially adverse effect on our business. Our business also will be materially dependent on services provided by various local and long distance telephone companies and internet providers. If our equipment or systems cease to work or become unavailable, or if there is any significant interruption in telephone or internet services, we may be prevented from providing services. Because we generally will recognize income only as accounts are collected, any failure or interruption of services would mean that we would continue to incur payroll and other expenses without any corresponding income. Moreover, computer and telecommunication technologies continue to evolve rapidly and are characterized by short product life cycles, which require us to anticipate technological developments. We can provide investors with no assurance that we will be successful in anticipating, managing or adopting such technological changes on a timely basis or that we will have the capital resources available to invest in new technologies. See *"Business -- Operations."*

Decrease in our collections due to the current economic conditions may have an adverse effect on our operating results, revenue and prospects.

The current economic conditions in the United States, which, as of the date of this PPM, are relatively stable with reasonably low interest rates and generally acceptable unemployment rates, can change. Increasing rates of unemployment and personal bankruptcy filings could negatively affect the ability of consumers to pay their debts. On the other hand, if interest rates result in more defaults, we could have more debtors from whom to collect. Defaulted consumer loans that we service or purchase are generally unsecured, and we may often be unable to

collect these loans in case of the personal bankruptcy of a consumer. If increased unemployment rates and bankruptcy filings occur, our collections may significantly decline, which may adversely impact our results of operations, revenue and prospects.

We compete with a large number of providers in the accounts receivable management and collection industry. This competition could have a materially adverse effect on our future financial results.

We will compete with a large number of companies in providing accounts receivable management and collection services. We will compete with other sizable companies in the United States and abroad such as NCO Group, Inc., Asset Acceptance Capital Corp., Encore Capital Group, Recovery Portfolio Associates, as well as many regional and local firms. These companies are better established and have substantially more capital and other resources than we do. We may lose business to competitors that offer more diversified services and/or operate in broader geographic areas than we do. We may also lose business to regional or local firms which are able to use their proximity to or contacts at local clients as a marketing advantage. In addition, many companies perform in-house the accounts receivable management and collection services contemplated to be offered by us. Many larger clients retain multiple accounts receivable management and collection providers, which will expose us to continuous competition in order to remain a preferred provider. Because of this competition, in the future we may have to reduce our collection fees to remain competitive and this competition could have a materially adverse effect on our future financial results.

Most of our contracts will not require clients to place accounts with us, and our customer contracts will be subject to termination on short notice.

Under the terms of most of our contracts, clients are not be required to give accounts to us for collection and they will have the right to terminate our services on 30 or 60 days notice. Accordingly, we cannot guarantee that clients that have contracts will continue to use our services for any definitive period of time. In addition, most of these contracts will provide that we will be entitled to be paid only when we collect accounts. Under applicable accounting principles, therefore, we can recognize revenues only as accounts are recovered.

Our business is dependent on our ability to grow internally.

Our business is dependent on our ability to grow internally, which is dependent upon our ability to retain existing clients, expand our existing client relationships and attract new clients for our existing and new businesses

Our ability to retain existing clients and expand those relationships is subject to a number of risks, including the risk that:

- we fail to maintain the quality of services we provide to our clients;
- we fail to maintain the level of attention expected by our clients;
- we fail to successfully leverage our existing client relationships to sell additional services; and
- we fail to maintain advanced technologies that we believe provide us with a competitive edge.

Our ability to attract new clients is subject to a number of risks, including:

- the market acceptance of our service offerings;
- the quality and effectiveness of our sales force; and
- the competitive factors within the accounts receivable management and collection industry;
- our choosing the right technologies to meet our clients' needs.

If our efforts to retain and expand our client relationships and to attract new clients do not prove effective, it could have a materially adverse effect on our business, results of operations and financial condition.

We may seek to expand through acquisitions which are not currently identified and which, therefore, may entail risks which you will not have a basis to evaluate; acquisitions involve additional risks that may adversely affect us.

We may seek to expand our operations by acquiring companies in businesses which we believe will complement or enhance our business. We may also acquire or make investments in complementary products, services or technologies. We cannot assure you that we will be able to ultimately effect any acquisition, successfully integrate any acquired business, product, service or technology in our operations without substantial costs, delays or other problems or otherwise successfully expand our operations. We are not currently involved in negotiations with respect to any acquisitions, and are not a party to any agreement, commitment, arrangement or understanding relating to any acquisitions. We have not established any minimum criteria for any acquisition and our Manager will have complete discretion in determining the terms of any acquisitions. Consequently, there is no basis for you to evaluate the specific merits or risks of any potential acquisition that we may undertake. In addition, efforts expended in connection with acquisitions may divert our Manager's attention from other business concerns. We also may have to borrow money, incur liabilities, or issue membership interests to pay for future acquisitions and we may not be able to do so at all or on terms favorable to us. Additional borrowings and liabilities may have a materially adverse effect on our liquidity and capital resources. If we issue membership interests for all or a portion of the purchase price for future acquisitions, our members' ownership interest may be diluted. Any of these factors could materially and adversely affect our operating results and financial condition.

We wish to become a public company in the future through the purchase of or merger with a public company or other transactions that are now only in the planning process.

Because we believe that access to public funds will increase our ability to compete, expand our business and offer other services, we have been contemplating one or more transactions that would result in our becoming a public company. If we are able to complete these plans and you purchase membership interests in us through this PPM, your interests could be converted to stock or other form of interests in our company or another company.

There is no minimum offering requirement; therefore, we can use Offering proceeds as received.

The Offering is being made on a "best efforts" basis. Accordingly, we will be able to utilize all subscription proceeds without the requirement that a minimum amount of proceeds be received. See "*Use of Proceeds.*"

We are materially dependent on the efforts of our Manager.

Our success will depend, to a large extent, upon the active participation of our Manager and its executive officers, directors and outside consultants. The loss of services of any such individuals could materially and adversely affect the continued development of our business. Further, our success depends on our Manager's ability to attract, motivate and retain highly qualified professional and management personnel. Should it be unable to do so, our operations and growth prospects could be adversely affected. See, "*Management*" for a discussion of our management arrangements and an NASD action relating to the Director of the Manager.

We are materially dependent on the chairman of our Manager.

The chairman of our manager is Elie Mellul. Because our Manager is a young company with limited resources and a lean staff, today there is no successor to Mr. Mellul, whose energy and skills are critical to the functioning of our Manager and us. If Mr. Mellul should die suddenly or become disabled and incapable of performing his duties, our operations and growth prospect could be materially and adversely affected.

We will be dependent on our independent contractors, and a higher turnover rate would materially adversely affect us.

We will be dependent on the ability of our Manager to attract, hire and retain qualified contractors. The accounts receivable management and collection industry has historically had a high turnover rate. Although we believe our compensation package is competitive with or better than those offered in the industry, a high turnover rate among employees would increase recruiting and training costs and could materially adversely impacts the quality of services we provide to our clients. If our Manager is unable to recruit and retain a sufficient number of talented and capable personnel, we would be forced to limit our growth. Growth in our business would require that our Manager is able to recruit and train qualified personnel at an accelerated rate from time to time. We cannot assure you that a sufficient number of qualified personnel will be hired, trained and retained. Any increase in hourly wages, costs of employee benefits or employment taxes also could materially adversely affect us.

To date we have been dependent on private, not institutional, lenders.

Although the majority of our private debt has been converted into preferred membership interests, we are obligated to make monthly preferred payments to the preferred members, which payments reduce our cash flow and the amounts we have available to invest in our businesses. We are obligated to redeem these preferred interests if we sell securities, such as our sale of units of Membership Interests in this offer. Redemption of the preferred interests will reduce the cash we have available for investment. Further, a private lender has provided us with a line of credit upon which we have drawn nearly $438,750 to date. Interest on this line of

credit is 2% per month on the outstanding balance. If we secure sufficient investment from this offering, we plan to retire this line of credit and seek institutional lenders whose rates are expected to be more reasonable.

We currently do not have any employees but instead engage capable persons as independent contractors.

We currently engage our personnel as independent contractors because we believe that they are already accomplished and independently established professionals servicing the industry and we do not seek to control their actions or hours of employment. However, it is possible that a state or federal taxing or labor authority could determine that our personnel are employees and not bona fide independent contractors, with the result that we would be liable for taxes, social security payments and other employee-related costs, expenses and possibly penalties. Further, although our "independent contractor" agreements contain non-compete and confidentiality provisions, unlike employees, independent contractors are not likely to be deemed to owe a duty of loyalty or be bound by Company policies.

Continued growth could strain our resources.

We have experienced rapid growth over the past several years which has placed significant demands on our administrative, operational and financial resources. We hope to continue our growth, which could place additional demands on our resources. Future internal growth will depend on a number of factors, including without limitations the effective and timely initiation and development of client relationships, our ability to maintain the quality of services that we provide to our clients and the recruitment, motivation and retention of qualified personnel. Sustaining growth will also require the implementation of enhancements to our operational and financial systems and will require additional management, operational and financial resources. There can be no assurance that we will be able to manage our expanding operations effectively or that it will be able to maintain or accelerate our growth, and any failure to do so could have an adverse effect on our business, results of operations and financial condition. See, "*Management's Discussion* " and "*Business.*"

We have initiated new businesses, the merchant processing business and in conjunction with it, the lease of equipment to such merchants to process credit cards.

The merchant processing business is subject to a number of risks, which, if they materialize, can have a material adverse effect on our business, revenues, operating results and financial condition, including those set forth below:

We face risks of loss due to fraud and disputes between consumers and merchants, including the unauthorized use of credit card and bank account information and identity theft, merchant fraud, disputes over the quality of goods and services, breaches of system security, employee fraud and use of our system for illegal or improper purposes.

When a consumer pays a merchant for goods or services using a credit card and the cardholder disputes the charge, the amount of the disputed item gets charged back to us and the credit card associations may levy fees against us. Chargebacks may arise from the unauthorized use of a cardholder's card number or from a cardholder's claim that a merchant failed to perform. Disputes may also arise when a consumer pays a merchant for goods or services using a check and the financial institution returns the check. In addition, if our

chargeback or dispute rate becomes excessive, credit card and check clearing associations can also require us to pay fines and have done so in the past. There is no assurance that we will not be required to pay fines in the future and the amount of such fines may be material.

In turn, we attempt to recover from the merchant the amount charged back and the amount of such fines, however, we may not always be successful in doing so, for various reasons which could include merchant insolvency. We have taken measures to detect and reduce the risk of fraud, but cannot be assured of their total effectiveness.

We may not be able to safeguard against security leaks. Any inability on our part to protect the security and privacy of our electronic transactions could have a material adverse effect on our profitability. A security or privacy breach could:

- expose us to additional liability and to potentially costly litigation;
- increase expenses relating to resolution of these breaches;
- deter customers from using our products; and
- decrease market acceptance of electronic commerce transactions generally.

We cannot assure that the use of applications designed for data security and integrity will address changing technologies or the security and privacy concerns of existing and potential customers.

Our payment systems might be used for illegal or improper purposes.

Despite measures that have been taken to detect and prevent identity theft, unauthorized uses of credit cards and similar misconduct, our payment systems remain susceptible to potentially illegal or improper uses. These may include illegal Internet gaming, fraudulent sales of goods or services, illicit sales of prescription medications or controlled substances, software and other intellectual property piracy, money laundering, bank fraud, child pornography trafficking, prohibited sales of alcoholic beverages and tobacco products and online securities fraud. Despite measures that we have taken to detect and lessen the risk of this kind of conduct, we cannot be assured that these measures will succeed.

We must comply with the credit card, check clearing and check clearing association rules and practices that could impose additional costs and burdens on our payment business.

Pursuant to our agreements, we must comply with the operating rules of the Visa® and MasterCard® credit card associations and the National Automated Clearing House Association for checks. The associations' members set these rules. The associations could adopt operating rules with which we might find it difficult or even impossible to comply.

The failure of our systems or the systems of third parties or the Internet could negatively impact our business systems, infrastructure and our reputation.

Fires, floods, earthquakes, power losses, telecommunications failures, break-ins, security breaches and similar events could damage our systems. Computer viruses, disgruntled or rogue employees, electronic break-ins or other similar disruptive problems, including those beyond our control, could also adversely affect our systems. Our business and reputation could

be adversely affected if such systems were affected by any of these occurrences. Our existing or future insurance policies may not adequately compensate us for any losses that may occur due to any failures or interruptions in our systems.

In particular, depending on volume growth, we may need to expand and upgrade our technology, transaction-processing systems and network infrastructure. We could experience periodic temporary capacity constraints, which may cause unanticipated system disruptions, slower response times and lower levels of customer service. We may be unable to accurately project the rate or timing of increases, if any, in the use of our services or to expand and upgrade our systems and infrastructure to accommodate these increases in a timely manner.

There are fluctuations in our quarterly operating results.

We have experienced and expect to continue to experience quarterly variations in revenue and net income as a result of many factors, including the timing of clients' accounts receivable management programs, the commencement of new contracts, the termination of existing contracts, costs to support growth by acquisition or otherwise, the effect of the change of business mix on margins and the timing of additional selling, general and administrative expenses to support new business. In connection with certain customer contracts, we could incur costs in periods prior to recognizing revenue under those contracts which may adversely affect our operating results in a particular quarter. Our planned operating expenditures are based on revenue forecasts, and if revenues are below expectations in any given quarter, operating results would likely be materially adversely affected. While the effects of seasonality on our collection business historically have been obscured by our rapid growth, our collection business tends to be slower in the third and fourth quarters of the year due to the summer and holiday seasons. However, in the fourth quarter, our newly formed Merchant Processing Division tends to do better during the holiday season as a result of increased credit card activity by consumers, for which we receive a commission. See "*Management's Discussion.*"

Our financial statements to date are not audited.

We have not incurred the additional expense of having financial statements that have been audited by an independent public accounting firm. Our financial statements do not comply with generally accepted accounting principles in the United States ("GAAP") and have omitted statements of cash flow and all of the disclosures required by GAAP. Although our financial statements have been annually reviewed by our independent certified accounting firm of Arthur S. Gunn, LTD, of Northbrook, Illinois, that review does not mitigate the fact that if the omitted disclosures had been included, an investor's analysis of our financial statements might result in different conclusions with respect to our financial condition and position, results of operations and cash flows.

Dependence on certain sectors; Contract risks.

Most of our revenues are derived from clients in the financial services, government, healthcare, telecommunications and utilities sectors. A significant downturn in any of these sectors or any trends to reduce or eliminate their use of third-party accounts receivable management services and could have a materially adverse impact on our business, results of operations and financial condition. We enter into contracts with most of our clients which define, among other things, fee arrangements, scope of services and termination provisions. Clients

may usually terminate such contracts on 30 or 60 days notice. Accordingly, there can be no assurance that existing clients will continue to use our services at historical levels, if at all. Under the terms of these contracts, clients are not required to place accounts with us but do so on a discretionary basis. In addition, substantially all of our contracts are on a contingent fee basis in which we recognize revenues only as accounts are recovered. See "*Business.*"

Competition.

The accounts receivable management industry is highly competitive. We compete with a number of providers, including large national corporations such as [NCO Group, Inc., Asset Acceptance Capital Corp., Encore Capital Group, Portfolio Recovery Associates] and many regional and local firms. Some of our competitors have substantially greater resources, offer more diversified services and operate in broader geographic areas than we do. In addition, the accounts receivable management services that we offer, in many instances, are performed in-house. Moreover, many larger clients retain multiple accounts receivable management providers which expose us to continuous competition in order to remain a preferred vendor. There can be no assurance that outsourcing of the accounts receivable management function will continue or that our clients that currently outsource such services will not bring them in-house. As a result of these factors, there can be no assurance that we will be able to compete successfully with our existing or future competitors. See "*Business --Competition.*"

Government regulation.

The accounts receivable management and telemarketing industries are regulated under various federal and state statutes. In particular, we are subject to the federal Fair Debt Collection Practices Act, which establishes specific guidelines and procedures. That debt collectors must follow in communicating with consumer debtors, including the time, place and manner of such communications. We are also subject to the Fair Credit Reporting Act which regulates the consumer credit reporting industry and which may impose liability on us to the extent that the adverse credit information reported on a consumer to a credit bureau is false or inaccurate. The accounts receivable management business is also subject to state regulation, and some states require that we be licensed as a debt collection company. In connection with our most recent division in which we process credit cards purchase for merchants ("Merchant Processing"), we may be subject to the Gramm-Leach-Bliley Act that regulates the sharing of personal information about individuals who obtain financial products or services from financial institutions and complementary state statutes that regulate non-financial institution's disclosure of the personal information of individuals who are the subjects of our collection effort. Our failure to comply with applicable statutes and regulations could have a materially adverse effect on us. There can be no assurance that additional federal or state legislation, or changes in regulatory implementation, would not limit our activities in the future or significantly increase the cost of regulatory compliance.

With respect to the our business outsourcing business, including our telemarketing of Retriever's merchant processing equipment packages, the federal Telemarketing and Consumer Fraud and Abuse Prevention Act of 1994 (the "TCFAPA") broadly authorizes the Federal Trade Commission (the "FTC") to issue regulations prohibiting misrepresentations in telemarketing sales. The FTC's telemarketing sales rules prohibit misrepresentations of the cost, terms, restrictions, performance or duration of products or services offered by telephone solicitation and specifically address other perceived telemarketing abuses in the offering of

prizes and the sale of business opportunities or investments. The federal Telephone Consumer Protection Act of 1991 (the "TCPA") limits the hours during which telemarketers may call consumers and prohibits the use of automated telephone dialing equipment to call certain telephone numbers. A number of states also regulate telemarketing. For example, some states have enacted restrictions similar to the federal TCPA. From time to time, Congress and the states consider legislation that would further regulate our telemarketing operations and we cannot predict whether additional legislation will be enacted and, if enacted, what effect it would have on the telemarketing industry in general and on our business in particular.

Several of the industries that we serve are also subject to varying degrees of government regulation. Although compliance with these regulations is generally the responsibility of our clients, we could be subject to a variety of enforcement or private actions for our failure or the failure of our clients to comply with such regulations. See, " *Government Regulation.*"

Control by principal shareholders.

Prior to the closing of this Offering, Elie Mellul holds 95.5% of the Company's common membership interests. Immediately following this Offering, he will beneficially own approximately 65.5% of the membership interests of the Company. As a result of such voting concentration, Mr. Mellul would likely be able to effectively control most matters requiring approval by our members. Such voting concentration may have the effect of delaying, deferring or preventing a change in control of the Company. In addition, as the director of our Manager, Mr. Mellul has day-to-day operational control of the management of the Company and its operations. See "*Management*".

<u>END OF RISK FACTORS</u>

THE OFFERING

DESCRIPTION OF THE BUSINESS

Formed as a Delaware limited liability company in 2003, 1st Credit of American, LLC ("we" or the "Company") is a provider of accounts receivable management and related services utilizing an extensive electronic infrastructure. We are located at 300 North Elizabeth Avenue, Suite 220 B, Chicago, Illinois 60607. Our main phone number is 312-604-3705. Our Manager is Credit International Corp. (the "Manager"), an Illinois corporation, with an address at 300 North Elizabeth Street, Chicago, Illinois 60607.

We develop and implement customized accounts receivable management solutions for clients' delinquent and current accounts. We are licensed to perform debt collection services in 46 states in the United States and through our affiliates in the UK, India; Moldavia; and Israel. From our primary call centers in Chicago, Illinois, Venice California and our affiliate locations, we use advanced workstations and sophisticated call management systems comprised of predictive dialers, automated call distribution systems, digital switching and customized computer software.

We are leveraging our investment in infrastructure by offering additional services, such as customer service call centers, merchant processing and other outsourced administrative services, such as , equipment financing for merchants and screening services such as background and security checks of employees. If we continue to grow at the pace we have grown since 2004 and our assumptions about the industry are correct, we believe that we have the potential to grow into one of the largest accounts receivable management companies in the United States.

We provide our services principally to small and middle market commercial customers, educational organizations, financial institutions, healthcare organizations, telecommunications companies and utilities, although we do provide services for larger companies. In years 2005-2007, we provided services to utility entities, telecommunications companies and financial institutions, such as banks and credit unions.

Industry Background

For a number of years, companies have outsourced many non-core functions to focus on revenue generating activities, reduce costs and improve productivity. In particular, many corporations are recognizing the advantages of outsourcing accounts receivable management. This trend is being driven by a number of industry-specific factors. First, the complexity of accounts receivable management functions in certain industries has increased dramatically in recent years. For example, with the increasing popularity of HMOs and PPOs, healthcare institutions now face the challenge of billing not only large insurance companies but also individuals who are required to pay small, one-time co-payments. Second, changing regulations and increased competition in certain industries such as utilities and telecommunications have created outsourcing opportunities. Third, the ability to implement cost-effective specialized accounts receivable management (including pre-collection management), customer support and telemarketing programs has improved dramatically in recent years with the development of

sophisticated call and information systems and software. These programs require substantial capital investment, knowledge of and compliance with various laws and regulations, technical capabilities, human resource commitments and extensive management supervision.

The emphasis on cost-effective outsourcing solutions, the increasing sophistication of call center technology and the efficacy of third-party intervention in the recovery process has resulted in the steady growth of the accounts receivable management industry. Based on studies published by the American Collectors' Association ("ACA"), an industry trade group, it is estimated that receivables referred to third parties for management and recovery in the United States returned approximately $39.3 billion to creditors after payment of commissions in 2005. According to the repot of the Federal Reserve released on March 7, 2007, consumer debt has risen at an annual rate of 3.75% and revolving credit rose by 4.5% in January, 2007. Such debt continues to be more than two trillion dollars, as reported by the FDIC. According to numerous reports in 2006, the level of US Consumer debt surpassed household income by more than 8%.

Although some consolidation is taking place, the accounts receivable management industry is still fragmented. Based a report of PricewaterhouseCoopers published by the ACA in 2006, there were approximately 6164 accounts receivable management companies in operation in 2006, the majority of which were small local businesses. Believing that call center technology and sophisticated workstations are the key to success in the collection management business, we seek to secure capital to maintain, expand and continuously upgrade our present technology so that it can meet the standards demanded by businesses seeking to outsource their accounts receivable recovery and other functions that utilize technology and data bases to contact and/or assist consumers and businesses. In addition, because small local collection management companies may not have the revenues or liquidity for system investment, we may in the future have acquisition opportunities to advance our opportunities for growth.

Business Strategy

We strive to be a cost-effective, client service driven provider of accounts receivable management and other related electronically-based services, which we provide, to companies that have a need to manage their cash flow and their accounts receivable. In addition to accounts management services, we also offer processing services to retailers and merchants who utilize credit cards for payments. We have added a division that we call "Business Process Outsourcing" to provide a means for companies to use our services for inbound calls and access to databases. To achieve this goal, our business strategy is based on the following key elements:

Voice Over IP ("VOIP"). We believe that our efficient use of pc-based technology and the effective use of human resources enables us to provide cost-effective client solutions and perform scalable accounts receivable management programs. We have made a substantial investment in personal computer-based VOIP infrastructure and plan to utilize the best available technologies to achieve operational efficiencies. We believe that our infrastructure is capable of supporting additional growth internally or through acquisitions without commensurate increases in costs.

Customizable Customer Service. We work closely with our clients to identify particular needs, design appropriate recovery strategies and implement customized accounts receivable management programs. We have a client service department to promptly address

client issues, assign dedicated service representatives to assist larger clients and offer clients the ability to electronically communicate with us and monitor operational the activities of their portfolios

Low Cost Solutions. We have been selected by a number of institutions as one of the providers having lower cost solutions than our competitors who generally charge a higher lease or finance rate than we are able to broker. We believe that our software and VOIP technology provides us with a less expensive infrastructure and licensing costs than many of our competitors. Further, our simple management structure and ability to access personnel resources when needed helps us maintain a lower cost structure than many of our competitors We plan to garner additional business by providing other low cost solutions, such as merchant processing, telemarketing and business out-sourcing to our core accounts receivable management services.

Target Larger Clients. Since our inception in 2003, we have sought to increase the number of customers we serve as well as the size of the customers and their accounts. Our current base of customers ranges from businesses having million dollars per year in revenues to one billion dollars per year in revenues. While continuing to focus on our current base, we plan to enhance our base of customers through the merit of our work and reward compensation to our sales personnel. While our traditional clients have provided a stable revenue base, we believe that larger clients can provide us with significant cross-selling opportunities as they continue to outsource more of their accounts receivable management, customer support and telemarketing functions. We believe that our size, geographic diversity and multi-lingual personnel will help us to obtain larger national clients.

Personnel and Employment Strategy—the Language Differential. Virtually all of our personnel are outsourced via independent contractors who are geographically diverse and have access to our electronic platform through our secure website. Many of our personnel are multilingual, a capability that enables them to converse readily with our multi-lingual debtors. We believe that our language capabilities as well as our ability to access our affiliates distinguishes us from our competitors. As of the date of this PPM, we have 75 full-time and 10 part-time contractors. Our Manager provides training to such personnel with respect to the laws and regulations with which we must comply in our collection management and other businesses. We have individual contracts with each of these contractors that require them to maintain the confidentiality of our customers and business methods. They receive a combination of base compensation and commissions, depending upon their particular role in our business.

Management Contract. Headed by Elie Mellul, the holder of a majority of common Membership Interests in the Company, the Manager provides record-keeping, training, account management, personnel and management support for our business pursuant to a written management agreement. (*See*, a summary of the Management Agreement, in "*Material Agreements*," below). Although the Management Agreement provides for the Manager to receive a salary of up to $60,000 per month based upon scope of performance, the Manager cannot receive such salary unless and until our current debts are repaid.

Growth. Our core philosophy has been to use our technology, databases and sales techniques to procure potential companies. In 2004, we executed 396 customer contracts,

90% of whom were still using our services as of the date of this PPM. By the end of the calendar year 2006, we had increased the number of active and signed customer contracts to 836, a growth of 111% in new business, with only a limited, small sales force. Chart 1 below describes our growth in new clients since 2004. Our clients' repeat business, typically once a month or once a quarter, provides us with a flow of collections which in turn generate revenue. Although we hope to continue a pattern of growth, we cannot promise you that our business will continue to grow or grow at the same level of growth or that such growth will be profitable.

Chart 1


New Clients
900
800
700
600
500
400
300
200
100
0
2004
2005
2006

Placement of Debt—Our Portfolio. In 2004 we had 111 million dollars in delinquent placement with 248,000 consumers. As of the year ended December 31, 2006, we were managing over 850 million dollars in delinquent debt portfolios with over 1.2 million consumers who are in collection (see chart below). See Charts 2 and 3 below. As we discuss in the section, "*Growth Strategy*" below, we believe that in the United States, where consumers' spending and debt continues to increase, we have a continuing opportunity to grow our core business of accounts receivable collection and management and provide other services that use our existing investment in infrastructure.

Chart 2


Consumers
1,500,000
1,000,000
500,000
0
2004
2005
2006

Chart 3


Placement in Millions
$1,000
$800
$600
$400
$200
$0
2004
2005
2006
New Placement
Cumulative

Diverse Base of Clients. The chart that follows describes our client mix as of the year ended December 31, 2006:

Chart 4


Portfolio of Clients
OTHER 5%
TELECOM 15%
MEDICAL 10%
FINANCIAL 55%
UNSECURED LOANS 15%

We believe that the diverse and balance mix of clients and industries in our portfolio provides us with a competitive advantage as a company. Our sales force understands that diversification is a key ingredient to manage the different industry economics of our portfolio. In particular, we will continue to focus on the financial services, healthcare, telecommunications and utilities industries and anticipate assisting municipalities and government. These industries include many large corporations that rely heavily on third-party providers for a substantial portion of their accounts receivable management needs. We also believe that there may be additional growth opportunity for us in certain new market segments, such as merchant processing, in which we can leverage our accumulated business expertise and voice over IP infrastructure.

Our debt portfolio ranges in age. Defined generally as less than 240 days, primary placement is currently 15% of our debt portfolio. Secondary placement is typically 18 to 24 months old or is debt that has been worked by another agency and placed at a second agency and represents 60% of our portfolio. Tertiary placement, which is debt over two years old, supplies the remaining 25% of our portfolio. Most people believe that old debt is not collectible, but our experience since 2004 has made us realize that old debt is very collectable even though a debtor's first defense is to deny that any money is owed. Chart 5 below illustrates the age of debt that we currently have in our portfolios.

Chart 5



Age of Placement
25 %
15 %
60 %
PRIMARY
SECONDARY
TERTIARY

Growth Strategy. As consumer debt continues to grow in the United States, we anticipate that we will benefit from the increasing volumes of accounts receivable referred for third party management by businesses' continuing to emphasize their core competencies while out-sourcing their non-core competencies, such as collection. Our growth strategy includes the following key elements:

Actively Pursue Strategic Acquisitions. If we raise a sufficient level of capital from this offering, we would be able to make strategic acquisitions by purchasing smaller collection companies, merchant processing companies or other complementary businesses to expand our customer base and serve new geographic markets or industries, expand our presence in our markets or add complementary service applications. We anticipate that in connection with any proposed acquisitions, we would use criteria including size, management strength, service quality, industry focus, diversification of client base, operating characteristics and the ability to integrate the acquired businesses into our operations and eliminate redundant costs.

Increase Market Penetration. We believe that we have achieved a reputation as a quality provider of cost-effective accounts receivable management services and our reputation can provide us with a competitive advantage. We plan to continue to build our reputation. We seek to increase our share of our clients' accounts receivable management business and to obtain new clients that have outsourced or are seeking to outsource these services and other services that we offer. If we raise sufficient funds under this offer, we plan to increase our sales force and secure new customers and offer additional services, such as our planned attorney network and our business processing outsourced services to our current and new customers.

Expand Service Offerings. We regularly seek to expand the array of services offered by cross-selling existing services and by developing new value-added services that strengthen our relationships with existing clients and use our infrastructure. For example, we have already expanded the scope of our services to include other areas of outsourcing, enabling us to be a full-service provider of in-bound and out-bound services. Such new services include merchant processing, leasing or financing equipment for a merchant's processing of credit cards administrative services, business outsourcing. Substantially all of these services are presently provided to clients who utilize our accounts receivable management services; however, in the future, we plan to market these services to existing and new clients.

Accounts Receivable Management Services; Debt Collection Process Overview

We offer and provide a wide range of accounts receivable management services to our clients that use our extensive Voice over IP infrastructure. Although most of our accounts receivable management services to date have focused on recovery of traditional delinquent accounts, we are beginning to offer, to increasing numbers of clients, pre-collections services (described below) to collect current receivables and early stage delinquencies for which we charge an hourly rate (based on the volume of incoming calls) or percentage fee of the collections for such clients. We generate substantially all of our revenue from the recovery of delinquent accounts receivable on a contingency fee and fixed fee basis. In addition, we generate revenue from fixed fees for certain accounts receivable management and other related services. Contingency fees typically range from 25% to 55%, the latter percentage being for accounts which have been already serviced extensively by the client or by third-party providers. Our average fee is 32%. We pay our independent contractors a small percentage—from 3% to 5%—of the actual collections made by them.

Our credit and collections work is primarily a function of our call centers in Chicago, and recently Venice, California, handled through both inbound and outbound calls. Through these call centers, we are able to utilize the services of SSI, who provides us with collectors from India and Moldavia. We believe that our collection letters and notices induce debtors to contact our call centers while automated call distributors, computer telephony integration and customer management applications rout and manage the inbound callers and associated details of the account.

Typical Recovery Processes. Although we tailor our collection process to the specific needs of our clients, our recovery activities generally include the following:

Pre-Screening Process. We input collection files and up-date our customer relationship management (CRM) database by a variety of automated processes for use in segmenting, scoring and debt treatment for the files.

Credit Scoring and Treatment Strategy. Using credit evaluation and scoring modeling, we evaluate the debtor's collection file and assign it a treatment strategy based on variables including without limitations to days delinquent, sales channel, customer risk, credit score, account balances and credit history.

Skip Tracing. In cases where the debtor's telephone number or address is unknown, we systematically search the United States Post Office National

Change of Address service, consumer data bases, electronic telephone directories, credit agency reports, tax assessor and voter registration records, motor vehicle registrations, military records and other sources. The geographic expansion of banks, credit card companies, national and regional telecommunications companies and managed healthcare providers, along with the mobility of consumers, has increased the demand for locating the clients' customers. Once we have located the debtor, the notification process can begin.

Operational Execution. Once we and our customer have assigned a treatment strategy to the debtor's account, we input that treatment into our customer relationship management program and collection system platforms. We then deploy our collection tools, including power dialers connected to our computer telephony integration systems with screen pop-up capabilities, automated letter generation (including the rights notification required by the Fair Debt Collection Practices Act), account-dunning, real-time customer statement and billing systems, our on-line account payment center and our interactive voice response systems. All of our systems take the appropriate action for the treatment strategy chosen and record all activity in our customer relationship management database.

Measurement and Strategy Refinement. After we have executed the chosen collection strategy for the particular account, we measure our results and gather new data. These measurements may assist us in further refining collection strategies and processes for similar debtors still in the system. For example, if we are collecting on a certain sector, we review our specific campaign for such customers and determine if we need additional or other resources.

Credit Reporting. Our technologically advanced system allows making and saving notes directly from the credit report to avoid redundant skip-tracing work. If requested by the client, we can also report to any of the three major credit bureaus. The credit bureau component of our system also allows address changes, which automatically update the debtor screen. Other features include the ability to change the font size for the bureau and a print option if a paper copy is required. Our ability to report delinquent accounts a national credit bureau where it will remain for a period of up to seven years, can be a motivating factor for the payment of all past due accounts.

Payment Plans and Processes. When the debtor promises to repay the debt, we place the account in a payment pending queue that is separated from the ARS daily work. The ARS will not see the account again if the debtor maintains his or her promised payment. The ARS can queue the account for a payment reminder call. If the debtor breaks its payment arrangement, the debt will be automatically placed in a high priority queue as a broken promise and returned to the originating ARS to be worked the following workday. After we receive payment from the customer, we will either remit the amount received to the client net of our fee or remit the entire amount received to the client and bill the client for our services.

Settlement Process and Authorization. We engage in settlements only at our client's request. If our client gives settlement approval we follow the settlement approvals levels and approval process dictated by the client. We generally give our ARS the discretion to settle the account for 20% higher than the level approved by the contractual agreement with the client. The ARS's manager has final approval beyond the ARS level. Once a settlement is approved, the ARS forwards any requests for settlement letters to his or her manager. The collection manager is solely responsible for generating all settlement letter requests.

Activity Reports. We generally provide our clients with a system-generated set of standardized or customized reports that fully describes all account activity and current status. These reports are typically generated monthly, however, the information included in the report and the frequency that the reports are generated can be modified to meet the needs of the client.

Bankruptcy Procedures. When a consumer has filed or is filing for the protections of the US Bankruptcy code, an ARS requests the bankruptcy information and documents it into the permanent notes on the account. All potential bankruptcy accounts are verified through bankruptcy courts and placed in a bankruptcy queue. The account can then be returned to the client or worked by bankruptcy specialist. If requested by the client, we can assist in filing the proof of claim.

Other Services

We selectively provide other related services which complement our traditional accounts receivable management business and which leverage our infrastructure investment. We believe that the following services can provide additional growth opportunities for us.

Pre-Collection Services: We believe that a professionally designed and administered pre-collection program can enhance our clients' relationships with their customers as well as reduce the need to take legal action. We have designed pre-collection services that we believe are a unique series of collection programs that are designed to suit the needs of specific customers. These pre-collection services include three distinct programs that we tailor to meet our clients' specific collection requirements:

First Party Telephone Pre-collection Program: is designed to maintain a very positive relationship with our customers' clients by communicating and operating as an extension of our customers business.

Early Out Program: is designed to maintain our customers active accounts during a delinquent payment cycle. Our efforts are focused on improving our customers accounts receivable recovery rates and minimizing their past due accounts. We can tailor this program to our customer' specific objectives and can deliver in a first-party or third party format.

Pre-collection letter service: provides a customized series of letters distributed on our letterhead. Our customers have the option of having payments made to one of our lockboxes or to have payments sent directly to their respective office. Pre-Collection letters can be used in combination with a targeted third-party telephone collection campaign.

Equipment Financing. As a broker, we can offer rates and unique programs for all credit levels. We can either provide internal funding with rapid approval or obtain funds from a vast cross-section of lenders nationwide. We have relationships with funding sources allowing us to offer among the lowest rates and terms available. We work with all size companies in the medical, manufacturing, service, printing, chemical, telecommunications and high-tech industries to provide financing for used and new equipment, including medical equipment, telecommunications equipment, trucks, packaging, construction and other items. To date, we have not received revenues from this unit, but anticipate that this unit could provide meaningful revenues once we commence financing.

Merchant Processing. We created a new business division, Merchant Processing, in March 2006. We are an agent of Retriever Payment Systems and its affiliates ("Retriever") reputed to be the third largest credit card consolidator in the United States. We understand that Retriever Payment Systems has been in the merchant bankcard processing industry since 1986 and that it provides service, support and proprietary terminal software applications for nearly 100,000 merchant sites nationwide--processing in excess of 8 billion transactions per year. Pursuant to a number of agreements with Retriever (which agreements are summarized in the Section, "*Material Agreements*"), we offer a number of Retriever products for the processing of credit cards used in retail establishments.

Our new division, as an agent for Retriever, finds businesses that need Visa, Master Card, American Express or Discover Card to optimize their sales transactions and we collect a commission for each dollar that Retriever receives from the businesses that we refer to Retriever. As agent for Retriever, we enter into contracts for processing their credit cards for a percentage of every transaction that such merchants conduct, utilizing the equipment and processing we provide to them. We can also execute "rewrites," which means that we can persuade merchants to come with us by lowering their rate. For example: if a current rate is 2.8% , we lower the rate by .8% making the new rate 2.0%. Further, if we purchase from Retriever (or firms recommended by Retriever) the equipment and software that a merchant will need to participate in Retriever's processing of credit card transaction, Retriever can offer leases for such equipment, with the result that we are paid promptly for our purchases.

We believe that the most significant benefit of our Merchant Processing division will be to provide us with a consistent cash flow in the form of monthly residual checks from Retriever that will continue as long as the merchant whom we have solicited continues to be in business and does not use the services of another processor, both of which are variables outside of our control. The commission of .0085% of each dollar processed typically lasts for the life of the merchant, but we can not yet predict the average period of time merchant will remain with us or the length of time for this revenue stream. This program has been providing us with revenue after six months of operations. After six months of engaging in this program, our new business appears to be providing us with cash flow. Please see Chart 6, below, dated December 31, 2006.

Under another agreement with a Retriever affiliate, we are participating in a "Originator Lease" funding agreement pursuant to which we receive a fee for merchant equipment leases that we originate that are funded by LFG, a division of CIT Financial USA. Under this program, we typically buy credit card processing machines in bulk (typically $100.00

per machine) and offer to lease these to the Merchants whom we have solicited under our other agreement with Retriever. Retriever and/or CIT controls the terms of the lease, which typically are 36-months at $18.95 per month and require a first and last month security deposit. Upon acceptance of the lease by LFG, we receive payment for the equipment and LFG becomes the owner of the equipment. We can also receive residual payments from each payment by the Merchant/lessee as long as the Merchant does not default. If the Merchant fails to make the first regularly scheduled lease payment after we are provided with residuals, we are obligated to repurchase the equipment and defaulted lease and repay the fees paid to us. We then put such Merchant into our collection process. Although we have not seen any significant defaults at this time, we cannot assure you that we will always be able to secure Merchants who are eligible for this lease program or that once accepted as a lessee, such merchant will not default.

Despite the potential for cash flow from our Merchant Processing Division, we cannot assure you that (a) the merchants will stay in business for any specific time; (b) our revenues will continue to grow or be consistent; (c) our various agreements with Retriever will remain in place; or (d) if our agreements with Retriever terminate, we will find appropriate revenue substitutes. Consequently, we cannot assure you that we will continue to maintain this revenue stream.

Chart 6


1st Credit Merchant Processing
$1,396,531.45
$897,995.41
NEW ACCOUNTS
TOTAL DOLLARS PRCESSED
1st 6 Months
2nd 6 Months

In addition, and as a supplement to our agreements with Retriever, we have entered into an agreement with TenderCard, LLC for the Company to act as a reseller of TenderCard's electronic proprietary card programs and servers. The Agreement is summarized in the Section, "*Material Agreements*".

Business Process Outsourcing. During 2006, we formed a unit within our Company to take in-bound third party calls and handle the business associated with such in-bound calls. For example, we could handle inbound calls for an appliance manufacturer and work with the manufacturer's systems to check if the repairs were under warranty or not and then schedule the appropriate persons to handle the repairs. To date, we have not received revenues from

this unit that are material to our business, but anticipate that this unit could provide meaningful revenues up to as much as 8% of revenues if we get the placements.

Channel Sales. The Company entered into an agreement in December, 2006, whereby the Company markets and sells certain medical billing solution products and services to doctors, hospitals and other healthcare providers and suppliers. The Company disseminates product marketing materials in certain territories and assists in the development of the sale of the products. The Company serves as a finder and filters prospective clients to the generator of the products in return for a commission. To date, we have not received revenues from this unit, but anticipate that this unit could provide meaningful revenues once we commence our marketing.

Operations

Technology and Infrastructure. Since our formation in 2003, we have made a substantial investment in our call management systems, such as predictive dialers, automated call distribution systems, digital switching and customized computer software. As a result, we believe that we are able to address accounts receivable management activities in a reliable and efficient manner for our clients that make us competitive in the market place. Our systems also permit network access to enable clients to electronically communicate with us and monitor operational activity on a real-time basis.

Call Center Technology. Our customer contact centers are the primary point of interaction for most customer and debt or communications. At a call center customers can make any type of inquiry or contact. Activities such as customer service, sales, support, help desk functions, collections, and satisfaction surveys take place here. Calls to our centers have three major elements: the telephone system, computer system and call center personnel. The technology, people, skills, training, and motivation are combined to service and support the customers' relationships. Within our centers we have the ability to:

- Route calls to a group of people or a specific person. Representatives are cross-trained to handle a variety of interactions.
- An automated call distributor working in conjunction with computer telephony integration is used to distribute calls to the agents, put calls in queue when all agents are occupied, and provide detailed customer information to the agent handling the call.
- A center makes use of advanced networking services, toll-free service, and interactive voice processing capabilities.
- ARS's have immediate access to current customer information via specialized database programs like customer relationship management and computer technology integration (CTI). This access provides ARS with access to the current status of a debtor's account, products, services, and other information.
- Deploying this technology allows call center management to accurately forecast calls, calculate staffing requirements, organize work schedules and provide resources in the appropriate amount who are readily available, properly trained and integrated.

Security. We assign each user his or her individual user name and password and users cannot work other queues or files without specific management privileges. Our systems are firewall protected. All systems back ups are done daily internally and externally through our network systems provider. System back ups are stored electronically and housed internally externally through our network systems provider.

Retention policy. All systems backups and documents are retained as directed by Federal and State regulations but no less than 4 years. We strictly comply with all federal and state regulatory requirements.

Suppliers. Our key suppliers of technology are Global Software Service and TouchStar Software. We have deployed Global's Latitude Collection Software Suite and TouchStar's predictive dialer.

Leased and Owned Property. We own no real property but currently lease three properties in the United States. Our principal facility in Chicago is a call center of approximately 12,000 square feet, under a five year lease. Our newest facility in Venice, California is approximately 1,600 square feet, under a 1 year lease, with month-to-month extension options. Because the present lease for our principal facility in Chicago has no renewal or extension term, upon its expiration, we will be obligated to negotiate a new lease or move our place of business. In either case, our costs and expenses for a facility and the moving of our systems could be substantial.

Agreements. The seamless operation of our business depends on the services of others. We believe that the agreements that we have with our independent contractors to supply qualified collection personnel, our agreement with Global Crossing for its provision of telecommunications and services and other suppliers of equipment and software are critical to operating our business. We have summarized the key agreements in the Section "*Material Agreements.*"

Client Relationships; Five Percent Customers

Our client base currently includes over 896 companies in such industries as education, financial services, healthcare, telecommunications and utilities. Our 10 largest clients in 2006 accounted for approximately 25% of our revenue. In 2006 we derived 55% of our referrals from financial institutions, 10% from healthcare organizations, 15% from telecommunications companies, 1% from utilities and 0% from government entities.

We enter into contracts with most of our clients which define, among other things, fee arrangements, scope of services and termination provisions. Clients may usually terminate such contracts on 30 or 60 days' prior notice. We have no contracts with longer notice periods. Even in the event of a termination, we receive fees for the services that we have already rendered. In the event of termination, however, clients typically do not withdraw accounts referred to us prior to the date of termination. Consequently, we generally have an ongoing stream of revenue from these accounts, which revenue diminishes over time. Under the terms of our contracts, clients are not required to place accounts with us but do so on a discretionary basis.

As of the date of this PPM, the Company has three customers who generate five percent (5%) or more of the Company's total revenues. They are Baxter Credit Union, QC Holdings, Inc., and Westar Energy, Inc. As discussed above, our agreements are terminable on relatively short notice and we cannot assure you that we will continue to retain these customers. The loss of any such customer, with replacement, could adversely affect our cash flow and results of operation.

Sales and Marketing

We utilize a focused and highly professional selling effort in which sales personnel personally cultivate relationships with prospects and existing clients. Our sales is small. Each sales representative is charged with identifying leads, qualifying prospects and closing sales. Our agreements with the sales force [do not allow them to use our information, including our customer names and lists] when and if they leave us. Primarily we use the services of others, such as SSI (whose agreement is summarized in "*Material Agreements*") to engage capable personnel, to whom we provide additional training.

Regulations

The accounts receivable management industry is regulated both at the federal and state level. The federal Fair Debt Collection Practices Act (the "FDCPA") regulates any person who regularly collects or attempts to collect, directly or indirectly, consumer debts owed or asserted to be owed to another person. The FDCPA establishes specific guidelines and procedures which debt collectors must follow in communicating with consumer debtors, including the time, place and manner of such communications. Further, it prohibits harassment or abuse by debt collectors, including the threat of violence or criminal prosecution, obscene language or repeated telephone calls made with the intent to abuse or harass. The FDCPA also places restrictions on communications with individuals other than consumer debtors in connection with the collection of any consumer debt and sets forth specific procedures to be followed when communicating with such third parties for purposes of obtaining location information about the consumer. Additionally, the FDCPA contains various notice and disclosure requirements and prohibits unfair or misleading representations by debt collectors. We is also subject to the Fair Credit Reporting Act which regulates the consumer credit reporting industry and which may impose liability on us to the extent that the adverse credit information reported on a consumer to a credit bureau is false or inaccurate. The accounts receivable management business is also subject to state regulation. Some states, such as the State of Washington, require that we be licensed as a debt collection company. We believe that we currently hold applicable licenses from the states in which such licenses are required.

Other federal and state laws and regulations require our compliance. For example, the Fair Credit Reporting Act (FCRA) prescribes the purposes for which consumer credit reports may be furnished, including the purpose of collecting on a consumer's account. Affecting banks and other financial institutions and perhaps our merchant processing business, the Gramm–Leach–Bliley Act regulates the sharing of personal information about individuals who obtain financial products or services from financial institutions. It attempts to inform individuals about the privacy policies and practices of financial institutions, so that consumers can use that information to make choices about financial institutions with whom they wish to do business. The law gives consumers limited control through an opting-out process over how financial

institutions use and share the consumer's personal information. This act and similar complementary state laws regulate disclosure of "personal identifiable information," the retention of such personally identifiable information and the destruction of documents containing such information. For example, New Jersey's Identity Theft Protection Act, ("Theft Protection Act") provides consumers with certain protections against identity theft that may not be available to them not available under the Federal Trade Commission's privacy initiatives. With certain exceptions, the Theft Protection Act allows consumers to place "security freezes" on the provision of the credit reports and other information provided by credit reporting agencies. However, New Jersey's and other states' Theft Protection Act has other provisions that affect other businesses who collect personal information that are not credit reporting agencies, banks or financial institutions, but collect personal information. Under the Theft Protection Act, personal information is defined in the act as "an individual's first name or first initial linked with any one or more of the following elements: (1) social security number; (2) driver's license number or state identification number or (3) account number or credit card or debit card number in combination with any required code that would permit access to an individual's financial account." Any business or public entity that includes "personal information" in its records may have the legal obligation to shred, erase or otherwise modify the personal information in their records to make it unreadable, undecipherable or non-reconstructable through generally available means the information in its possession. Further, a business that collects personal information is required to disclose any breach of security of those computerized records following discovery or notification of the breach to any customer who is a resident of New Jersey whose personal information was, or is reasonably believed to have been accessed by an unauthorized person.

With respect to the our business outsourcing business, including our telemarketing of Retriever's merchant processing equipment packages, the federal Telemarketing and Consumer Fraud and Abuse Prevention Act of 1994 (the "TCFAPA") broadly authorizes the Federal Trade Commission (the "FTC") to issue regulations prohibiting misrepresentations in telemarketing sales. The FTC's telemarketing sales rules prohibit misrepresentations of the cost, terms, restrictions, performance or duration of products or services offered by telephone solicitation and specifically address other perceived telemarketing abuses in the offering of prizes and the sale of business opportunities or investments. The federal Telephone Consumer Protection Act of 1991 (the "TCPA") limits the hours during which telemarketers may call consumers and prohibits the use of automated telephone dialing equipment to call certain telephone numbers. A number of states also regulate telemarketing. For example, some states have enacted restrictions similar to the federal TCPA. From time to time, Congress and the states consider legislation that would further regulate our telemarketing operations and we cannot predict whether additional legislation will be enacted and, if enacted, what effect it would have on the telemarketing industry in general and on our business in particular.

With respect to our incipient merchant processing business, we also may be subject to various rules and regulations and liabilities regarding the failure of our network to be secure and the rules of the various credit card associations and banks regarding collection and fraud. Our agreements with Retriever grant recourse against us for such matters.

From time to time, Congress and the states consider legislation that would further regulate our operations. We cannot predict whether additional legislation will be enacted and, if enacted, what effect such legislation would have on the collection industry, our operations and our businesses.

Several of the industries that we serve are also subject to varying degrees of government regulation. Although compliance with these regulations is generally the responsibility of our clients, we could be subject to a variety of enforcement or private actions for our failure or the failure of our clients to comply with such regulations.

We devote significant and continuous efforts, through training of personnel and monitoring to company with all federal and state regulatory requirements.

USE OF PROCEEDS

From the proceeds of this Offering, we will pay the costs of our attorneys and accountants, filing fees and printing fees before we use any proceeds. Once such payments are made, as the opportunities present themselves, we plan to use the remaining proceeds to:

- build and expand our infrastructure;
- make investments in our new divisions;
- hire additional personal—our goal is to increase our sales force to over 150 well-trained sales agents and over 1000 account resolution specialists globally by 2009;
- redeem Preferred Membership Interests;
- pay off our line of credit (approximately $438,750);
- pay off balance of loan from Elie Mellul (approximately ($152,909);
- increase our working capital, continue to expand our existing businesses;
- if the right opportunity presents itself, acquire the stock or assets of a company that can help us expand our services;
- increase the rate of organic growth through the expansion of our sales force in Accounts Receivable Management, Credit Merchant Processing, and Business Process Outsourcing divisions;
- enhance our UK sales force to enable use to acquire clients in the Euro-zone;
- establish a world-class training facility with full-time instructors to train sales and account resolution specialists in each of our business divisions;
- purchase distress debt portfolios directly from the issuers at a significant discount with our primary focus on credit card and telecom debt; and
- pay the fees of our professionals and the required filing fees in connection with this offering.

In addition to the foregoing, we may elect to hire brokers, agents or funders to introduce us to accredited investors. If we do use such persons, we will incur fees up to 7% of the contributions made as a result of such introductions.

LEGAL PROCEEDINGS

From time to time, and in the ordinary course of our business, we are involved in claims with consumers who allege that we have violated one or more of the many legal requirements applicable to our collection management business. Some dissatisfied debtors have elected to post blogs on the internet in which they vent about such cases or about the Company, generally. Others elect to pursue legal remedies. In either case, our Manager does not believe that any pending litigation exists that is materially adverse to our business.

MANAGEMENT'S DISCUSSION

We are a provider of accounts receivable management and other related services such as customer service call centers, telemarketing, telephone-based auditing, merchant processing

services and the lease or sale of related equipment and other outsourced administrative services. Since our inception, accounts receivable management services comprised more than 95% of our revenues. However, we anticipate that the other related services we offer and the offerings of our new divisions will in the future provide a greater portion of our revenues. Since 2004, when in the early development stage capturing no return, our net revenue has grown to $2,343,710 in 2006. Currently, we operate two primary call centers, one in Chicago with 170 work stations and the other in California with 10 workstations. We likewise contract with an individual in Philadelphia for a call center with 4 work stations. We likewise have 35 workstations in Israel and another 5 workstations in Moldavia.

Historically, we have generated substantially all of our revenue from the recovery of delinquent accounts receivable on a contingency fee basis. Contingency fees typically range from 15% to 35%, but can range from 6% for the management of accounts placed early in the recovery cycle to 50% for accounts that have been serviced extensively by the client or by other third-party providers. In addition, we generate revenue from fixed fees for certain accounts receivable management and other related services. Revenue is earned and recognized upon collection of the accounts receivable for contingency fees or as work is performed for fixed fee services. We enter into contracts with most of our clients which define, among other things, fee arrangements, scope of services and termination provisions. Clients may usually terminate such contracts on 30 or 60 days notice. In the event of termination, however, clients typically do not withdraw accounts already referred to us prior to the date of termination, thus providing us with an ongoing stream of revenue from such accounts which diminishes over time.

Our costs consist principally of payments for leased equipment and premises, debt service (currently , paying our independent contractors, telephony and computer costs and the costs and related costs, selling, general and administrative costs, rent and depreciation and amortization. Payroll costs and related expenses consist of commissions to our contractors, equipment for all of our personnel, including management and administrative personnel Selling, general and administrative expenses, which include postage, telephone and mailing costs, and other costs of collections as well as expenses which directly support the operations of the business including facilities costs, equipment maintenance, sales and marketing, data processing, professional fees and other management costs, have increased year over year as a percentage of revenue since 2004.

Since our inception, we have been treated for federal and state income tax purposes as partnership. As a result, our members, rather than the Company, were taxed directly on the earnings of the Company for federal and certain state income tax purposes. Accordingly, the pro forma provision for income taxes assumes that we were subject to federal and state income taxes for all prior periods.

LOANS

The Company has procured the majority of its financing from two, non-institutional sources, with a debt service of two million eight hundred seven thousand two hundred fifty dollars ($2,807,250) as of December 31, 2006. Of the total two million eight hundred seven thousand two hundred fifty dollars ($2,807,250), two million three hundred sixty-eight thousand five hundred dollars ($2,368,500) is in the form of Preferred Membership Interests and four hundred thirty-eight thousand seven hundred fifty thousand dollars ($438,750) is drawn on a line of credit. The Company has likewise procured financing from Member, Elie Mellul, with a debt

service of one hundred fifty-two thousand nine hundred nine dollars ($152,909) as of December 31, 2006.

On April 29, 2004, the Company entered into a loan agreement by and between 1st Credit of America, Elie and Ila Joseph Mellul, and Justin Gasarch, an individual ("Gasarch") in the principal amount of two hundred fifty thousand dollars ($250,000) ("April 2004 Loan"). On August 4, 2004, 1st Credit of America entered into a loan agreement by and between 1st Credit of America, Elie and Ila Joseph Mellul, and Gasarch in the principal amount of four hundred thousand dollars ($400,000) ("August 2004 Loan"). On July 7, 2005, 1st Credit of America entered into a loan agreement by and between 1st Credit of America, Elie and Ila Joseph Mellul, and Gasarch in the principal amount of three hundred thousand dollars ($300,000) ("July 2005 Loan"). (The April 2004 Loan, the August 2004 Loan and the July 2005 Loan are collectively referred to as the "Gasarch Loans" or the "Loan Agreements".) The terms of the Promissory Notes for the Gasarch Loans provides for interest to be due at a rate of one percent (1%) per month until the date the Company pays off all principal.

On April 18, 2005, Gasarch provided the Company with a revolving line of credit in the amount of three hundred thousand dollars ($300,000) ("April 2005 Line of Credit"), which the parties amended and increased to five hundred thousand dollars ($500,000) on July 7, 2005, with all other terms remaining the same. The terms of the Promissory Note for the April 2005 Line of Credit provide for interest to be due at a rate of two percent (2%) per month until the date that the Company pays off the balance. The amount outstanding on the line of credit as of the date of this PPM, is four hundred thirty-eight thousand seven hundred fifty dollars ($438,750).

Each of the Gasarch Loans contain an undertaking of a grant of Membership Unit Warrants (each, a "Warrant") for a combined total of twenty-six percent (26%) of the total authorized membership interests of the Company ("Membership Interests"), with each Membership Unit exercisable at a strike price of thirty thousand dollars ($30,000) if exercised. The Company granted Gasarch a Warrant dated as of April 29, 2004, to purchase up to five percent (5%) of the Membership Interests, a Warrant dated as of August 2004, to purchase up to eight percent (8%) of the Membership Interests, and a Warrant dated as of July 7, 2005, to purchase up to thirteen percent (13%) of the Membership Interests. The Warrants will remain in full effect for a term of six (6) years from the date of the respective agreements (and including six (6) years following prepayment of the respective Gasarch Loans).

The Warrants provide that the Company is restricted from issuing, selling or transferring any additional Membership Units, Warrants or options that would have the effect of diluting the Membership Units represented by the Warrants. To that end, the Company is to issue additional Membership Units without additional compensation charge or loss to Gasarch if additional Membership Units are necessary to maintain the total twenty-six percent (26%) interest. If the Company intends to commence an underwritten Public Offering of stock or Membership Units through underwriters, then the Membership Units or Warrants, as the case may be, are to be immediately converted to Units of Membership Interest in the same proportion and registered, and the underlying Membership Units equal to twenty-six percent (26%) if the total authorized Units of Membership Interest shall be freely tradable without restrictions of any kind.

Concurrent with the Company entering into the July 2005 Loan, it entered into a Modification and Restatement of the Loan Agreements ("Restatement"). Per the terms of the Restatement, all terms set forth in the Loan Agreements remain the same, except that in the event that there are not sufficient unencumbered, authorized, outstanding and un-issued, freely transferable Membership Units available to fully satisfy the exercise of the Warrants granted to Gasarch in any and all of the loan agreements between Gasarch and the Company, then Ila Joseph Mellul, or her assign, Elie Mellul, are to transfer sell and assign from her, or his, personal Membership Units such Membership Units as necessary to satisfy the Company's obligation.

On July 21, 2005, 1st Credit of America ("Company") entered into a loan agreement with James and Denise Lobiondo, individuals (collectively, "Lobiondo") in the principal amount of one million five hundred thousand dollars ($1,500,000) ("Lobiondo Loan"). The terms of the Promissory Note for the Lobiondo Loan provides for interest to be due at a rate of one percent (1%) per month until the date the Company pays off all principal.

The Lobiondo Loan contains an undertaking of a grant of Membership Unit Warrants (each, a "Warrant") for a combined total of ten percent (10%) of the total authorized membership interests of the Company ("Membership Interests"), with each Membership Unit exercisable at a strike price of thirty thousand dollars ($30,000) if exercised. The Warrants will remain in full effect for a term of six (6) years from the date of the loan agreement (and including six (6) years following prepayment of the Lobiondo Loan). The Company is restricted from issuing, selling or transferring any additional Membership Units, Warrants or options that would have the effect of diluting the Membership Units represented by the Warrants. To that end, if additional Membership Units are necessary to maintain the total ten percent (10%) interest, then the Company is to issue additional Membership Units without additional compensation charge or loss to the Lender. If the Company intends to commence an underwritten Public Offering of stock or Membership Units through underwriters, then the Membership Units or Warrants, as the case may be, are to be immediately converted to Units of Membership Interest in the same proportion and registered, and the underlying Membership Units equal to ten percent (10%) if the total authorized Units of Membership Interest shall be freely tradable without restrictions of any kind.

Per the terms of the Lobiondo Loan, the Company is to supply two policies of term life insurance in the amount of one million five hundred thousand dollars ($1,500,000) each on the life of Elie Mellul at its sole cost and expense, and name James Lobiondo as the beneficiary of one and Justin Gasarch as the beneficiary of the other.

The Company and Gasarch agreed to convert the outstanding aggregate principal amount of each of the Promissory Notes associated with the Gasarch Loans, totaling $950,000, into 950,000,000 Units of redeemable Preferred Membership Interests of the Company, and that Gasarch has no further rights under or with respect to the Promissory Notes, except those granted by the Warrants, which remain unchanged. Since the date of conversion, the Company has redeemed 81,500,000 Units of Gasarch's Preferred Membership Interests. Accordingly, as of the date of this PPM, Gasarch holds 868,500,000 Units of Preferred Membership Interests, with a 35.45 percentage interest.

The Company and Lobiondo agreed to convert the outstanding aggregate principal amount of each of the Promissory Notes associated with the Lobiondo Loan, totaling

$1,500,000.00, into 1,500,000,000 Units of redeemable Preferred Membership Interests of the Company, and that Lobiondo has no further rights under or with respect to the Promissory Note, except those granted by the Warrants, which remain unchanged.

The Company makes a preferred payment of twelve percent (12%) per annum to Gasarch and Lobiondo ("Preferred Payment") in respect of their individual preferred interests prior to making any distribution to the Members and any creditors of the Company, which is payable in monthly installments of one percent (1%) per month. In the event the Company fails to make any Preferred Payment when due, Gasarch and/or Lobiondo (as the case may be) may either redeem his respective Preferred Membership Interests or impose a late charge of one and one half percent (1.5%) per month of the unpaid amount. The Company is required to redeem all Units of Preferred Membership Interests in the event of a Realization Event (as defined in the Operating Agreement), a Material Adverse Change in the Company (as defined in the Operating Agreement), or certain defaults on the part of the Company. The Company has granted Lobiondo priority in distribution, redemption and liquidation over Gasarch; however, Gasarch's interests receive priority over any non-Preferred Members and third party creditors not approved by the Preferred Members. Neither Gasarch nor Lobiondo has voting rights as holders of the Preferred Membership Interests.

Elie Mellul, President of the Company, and Chairman of the Board of its Manager, Credit International Corp., has provided the Company with certain loans from time-to-time, which is evidenced by two Promissory Notes. Mr. Mellul has likewise leveraged himself personally on behalf of the Company in the form of loans against his personal residence and certain credit cards.

Elie Mellul loaned the Company three hundred twenty-eight thousand ($328,000) on May 9, 2005, which is evidenced by a Promissory Note of the same date. The Promissory Note provides for interest to be due at a rate of ten percent (10%) per annum until the date that the Company pays off the balance. The terms of the Note provide that the monies are due on demand, but not later than one year after making the Note. Elie Mellul loaned the Company two hundred fifty thousand dollars ($250,000) on August 10, 2005, which is evidenced by a Promissory Note of the same date. The Promissory Note provides for interest to be due at a rate of twenty percent (20%) per annum until the date that the Company pays off the balance. The terms of the Note provide that the monies are due on demand, but not later than one year after making the Note. Elie Mellul agreed to extend the date of repayment, and as of the date of this PPM, the Company owes a principal balance of one hundred fifty-two thousand nine hundred nine dollars ($152,909) to Elie Mellul.

<u>Results of Operations</u>

We attach our unaudited balance sheets for the three years ended 2005 and 2006 in Exhibit E, attached hereto. Although these balance sheets are reviewed and have not been prepared in accordance with GAAP, we believe that they show the Company's direction and level of expenses. However, had these financials statements included the disclosures required by GAAP, the disclosures may have influenced your evaluation of the Company, its current business and prospects.

We could experience quarterly variations in revenue and operating income as a result of many factors, including the timing of clients' referrals of accounts, the timing of acquisitions that

may be effected in the future, the timing of the hiring of personnel, the timing of additional selling, general and administrative expenses incurred to support new business and changes in our revenue mix among our various service offerings. In connection with certain contracts, we could incur costs in periods prior to recognizing revenue under those contracts. In addition, we must plan our operating expenditures based on revenue forecasts, and a revenue shortfall below such forecast in any quarter would likely adversely affect our operating results for the quarter. While the effects of seasonality of our business have historically been obscured by our rapid growth, our business tends to be slower in the third and fourth quarter of the year due to consumer slow-down. However, because shoppers tend to use their credit cards more often and for greater amounts during the holiday season, we believe, but cannot assure, that the commissions that we will receive from Retriever, its affiliates, and TenderCard will mitigate our current cash-flow seasonality. However, pursuant to the agreements with Retriever and its affiliates, Retriever has the ability to terminate the various agreements upon relatively short notice. If we are not able to swiftly replace Retriever, these commission revenues will not be available to us.

Liquidity and Capital Resources

Our primary sources of cash have historically been cash flow from operations and loans from private lenders described. Cash has been used for acquisitions of accounts receivable management companies and distributions to members, and for purchases of equipment and working capital to support our growth. One of our goals is to reduce our debt service to private lenders by paying off their loans so that we may be a more attractive candidate to traditional/institutional lenders.

We believe that funds generated from operations, together with existing cash, the net proceeds from the Offering will be sufficient to finance our current operation, repay our private lenders, and planned capital expenditure requirements and internal growth. In addition, we believe that we will have sufficient funds to make selected acquisitions. However, we could require additional debt or equity financing if we were to make any significant acquisitions for cash. We have no current commitments or agreements with respect to any acquisitions.

Our Management

Elie Mellul, Chairman of Credit International Corp.

Age 41, Mr. Mellul is responsible for developing the overall vision and strategic direction of the Company. In addition to overseeing the day-to-day operations of the organization, Elie also has a leading role in developing the proprietary technology and infrastructure behind 1st Credit of America. Mr. Mellul holds the Majority of Membership Interests in the Company.

His professional experience spans across venture capital, investment banking, and the development of a global mortgage banking business. Prior to starting the Company, Mellul was chairman of 1st Metropolitan Mortgage ("First Metropolitan"), a full service mortgage broker and banker headquartered in Chicago. Under his leadership, 1st Metropolitan grew from a three-person one-branch office in May 1998, to a global organization with over 350 successful sales branches. During this time, residential loan volume rocketed from just $100 million in 1998 to over $2 billion in 2002. As 1st Metropolitan's Chief Executive Officer, Mellul led international expansion, spearheading the acquisition of a UK-based mortgage company and an insurance company while opening more than 30 international branch offices.

Working in conjunction with StartBank, Mellul was able to execute an exit strategy by selling 1st Metropolitan at 4.25 times pretax earnings. The full price deal included an 80% cash payment to 1st Metropolitan. Prior to joining 1st Metropolitan, Mr. Mellul worked for Cantor Fitzgerald Investment Strategies Group, one of the largest international broker/dealer in the world. During his time at Cantor, he functioned as an AVP where he attained his global vision and the ability to develop a winning corporate culture. Between 1993 and 1995, he was a manager of Beckman Investment Banking, a subsidiary of Los Angeles-based Emmit A. Larkin. There he focused on small venture capital companies and turnaround opportunities. He also managed IPO syndication for Bishop Allen Investment Banking. Mellul has a bachelor's degree from Bernard Baruch School of Business in New York and studied global economics at Tel Aviv University. He is a member of the Institute of Directors in London, the International Union of Housing and Finance, and the National Association of Mortgage Brokers.

In December 1998, Mr. Mellul, without admitting or denying the allegations made, consented to a finding by NASD Regulation, Inc. that he effected transactions in brokerage customer accounts without the customers' knowledge, consent or authorization in apparent violation of NASD conduct rules. He also consented to the imposition of a censure, a monetary fine, restitution to the customers and a bar from any future association with any NASD member firm in any capacity.

Albert Mellul, Managing Director of Recruitment

Age 47, Albert Mellul, brother of Elie Mellul, worked as the Vice President of Sales and Marketing at 1st Metropolitan Mortgage from 1998 though June, 2003, when he joined our team performing recruiting and collector development. At 1st Metropolitan, Mr. Mellul was the driving force behind recruiting of branch managers both domestically and internationally. He implemented and managed 1st Metropolitan's recruiting and Internet employment process and technology, holding financial and employment seminars across the country that resulted in the successful hiring, training and deployment of more than 300 branch managers worldwide. He managed a growing staff of full time recruiters while developing training techniques and coordinating all 1st Metropolitan's trade shows. Prior to his employment at 1st Metropolitan's Albert Mellul owned and operated Manhattan Loan, a collateralized lender, from 1992 though 1998.

Howard Schneider, Vice President of Operations

Age 72, Howard Schneider has been involved in the collection industry for over 15 years. He was Director of Operations at Hershey Levinson Company from 1992-2003. Since 2003, he has devoted his services to the collection industry full-time. He began his relationship with the Company in 2004 as the Vice President of Sales and as of 2006, is the Vice President of Operations. In this role, he manages the sales force and runs the day-to-day collections operations.

Silvio Nunez, Systems Administrator

Age 36, Mr. Nunez's responsibilities at the Company include maintaining and upgrading the corporate systems and supervising the IT technical staff. In addition, he is the Company's chief software developer, responsible for the development of our software "VisualSoftNet" which provides integration with predictive dialers. Mr. Nunez is experienced in Microsoft operating systems and software and is proficient in a number of programming languages. Prior to joining us in January, 2004, Mr. Nunez was an independent website designer. Previously, he was in employed in the financial service industry for more than three years at 1st Metropolitan Mortgage as Chief Technological Officer.

MATERIAL AGREEMENTS

We are providing the following summaries of agreements that we believe are material to the Company's operations and businesses. Because of their brevity, these summaries do not generally include the details and nuances contained in the actual agreements. The following summaries are subject in all respects to the actual agreements, which are available for your review at the offices of the Company.

OPERATING AGREEMENT

The Company was formed in the State of Delaware, with a term of perpetual existence. The principal place of business of the Company is 300 North Elizabeth Street, Chicago, Illinois 60607. Currently, the Company has six members (Members) and upon the subscription of accredited investors, more Members.

The purposes of the Company are to engage in the transaction of any and all lawful businesses and activities that a limited liability company may carry on under the Delaware Limited Liability Company Act and the laws of any other jurisdiction in which the Company is engaged or authorized to do business; specifically, accounts receivable collection services to commercial customers and the conduct of investment activities and any business or activities incidental thereto or in support thereof. The Company also intends to provide equipment financing, accounts receivable factoring, a collection attorney network, credit report preparation, business and employment screenings, and health care regulatory compliance services.

The Company has two classes of Membership Interests: common Membership Interests, whose holders are entitled to vote and preferred Membership Interests, whose holders are not entitled to vote but receive a preferred distribution. The present members of the Company who hold Common Membership Interests are: Ila Joseph Mellul, 95.5%; Miles Lustig, Ltd., 1%; Henry Pevitz, 1%; Paul and Margo Schneider, 1%; and Earl Jaffe, 1.5%. Justin Gasarch and Denise and James Lobiondo hold non-voting "Preferred Interests" in the Company (as described in the Operating Agreement). In connection with this offering and in consideration of $1.00, the Company will redeem from Elie Mellul up to thirty (30) Units of her Membership Interests in the Company. These Units will be the Units sold pursuant to this transaction. In the event the qualified investors subscribe to less than thirty (30) Units of Membership Interests upon the closing of the offering, Elie Mellul will retain the unsold balance of the Units and his percentage of Membership Interests will be re-calculated accordingly.

Investors who make Initial Capital Contributions in cash in the amount set forth in Schedule A of the Operating Agreement and execute the Joinder Agreement (Exhibit B) will become holders of common Membership Interests. Except as specifically described in the Operating Agreement, no Member has the right to withdraw or reduce its contributions to the capital of the Company until the term of the Company expires or a Realization Event (as described in the Operating Agreement). Members are not required to make any additional or supplemental capital contributions following the Effective Date of the Agreement.

Capital Accounts are established for each Member. The accounts are increased by 1) the amount of money contributed by the Member, 2) the fair market value of any property

contributed by the Member; and 3) allocations of Company income and gain to Member; and are decreased by 1) the amount of money distributed to the Member, *if any*; 2) the fair market value of property distributed to the Member; 3) allocations of expenditures of the Company to the Member; and 4) allocations of the Company's loss and deduction.

Each fiscal year, Profits and Losses of the Company are applied in the following order of priority: (1) to the payment by the Company of the operating expenses of the Company due and amounts due and owing on the debts and liabilities of the Company including the Preferred Interests but excluding debts and liabilities owed any Member holding Common Membership Interests; (2) to the payment of interest and amortization due on any loan made to the Company by any Member holding Common Membership Interests; (3) to the establishment of cash reserves determined by the Manager to be necessary or appropriate; and (4) to the repayment of the principal amount of any loans made to the Company by any Member holding Common Membership Interests.

Management and control of the business and affairs of the Company is solely vested with in the Manager. The Manager is Credit International Corp., an Illinois corporation. The Manager's director and majority shareholder is Elie Mellul. The Manager has the sole power and authority to execute instruments on behalf of the Company and to bind the Company. The Manager must perform its duties with due care; however, the Manager is not liable or obligated for any mistake of fact or judgment or for the doing of any act or for the failure to do any act which may cause or result in any loss or damage to the Company. Thus, an investor who becomes a Member by purchasing a fractional or whole Unit of Common Membership Interests will have virtually no control or vote in the management and operations of the Company.

The Company reimburses the Manager for all of its direct out-of-pocket expenses incurred on behalf of the Company in connection with the performance of its duties, including without limitation, amounts payable by the Manager for travel, telephone, supplies, accounting, bookkeeping and other services, materials, facilities and professional and legal services rendered or furnished to, or on behalf of, the Company.

The Members may admit new Members into the Company upon approval of the Manager and by vote or consent of the Members holding more than 50% of the Common Membership Interests in the Company (a "Majority"). All new Members must execute and acknowledge the Operating Agreement and any supplemental documentation. Any Person who becomes a Member pursuant to this offering must make the required Capital Contribution to the Company.

No Member or other Person holding any interest in the Company may assign, pledge, hypothecate, transfer or otherwise dispose of all or any part of its interests in the Company without the prior written consent of the Manager. However, a Member may assign all or any part of its interest in the right to receive allocations and distributions of the Company to a Permitted Transferee as that term is defined in The Operating Agreement. The Manager determines if the proposed assignee complies with the criteria for a Permitted Transferee. The Permitted Transferee is entitled to only the allocations and distributions to which the assigned interest was entitled as of the date such assignment becomes effective. The Manager and the Company are entitled to treat the record-holder of the Membership Interests in the Company as the absolute owner thereof and Member.

A Member shall cease to be a Member (a "Dissociated Member") upon the earliest to occur of any of the following events or events (each a "Dissociation") substantially similar thereto: (i) a Bankruptcy Event pertaining to the Member; (ii) dissolution of a Member that is a Partnership or other business entity; (iii) a material breach of the Agreement; (iv) expulsion of a Member by a court of competent jurisdiction; (v) the entry of a charging order against the Member; (vi) Death; (vii) Disability; and (viii) voluntary withdrawal of the Member. A Dissociated Member shall have only those rights of an assignee of its interest. A Dissociated Member does not have the right to vote on matters requiring the vote of Members any right to manage or participate in the management of the Company. Pursuant to the Operating Agreement, a Member has the right to vote or manage in very limited circumstances.

In the event that a Member wishes to withdraw from the Company, the withdrawing Member must first offer to sell its Member Percentage Interests to the Company and to the remaining holders of Common Membership Interests pursuant to certain conditions addressed in the Agreement. If the Company or the remaining Members do not agree to purchase the selling Member's Percentage Interests, then the selling Member may not withdraw from the Company. The Purchase Price for a Member's Percentage Interest is the Fair Value of each Member's Percentage Interest, determined in accordance with a formulation as calculated by the Company's Certified Public Accountant in accordance with GAAP.

A dissociation or other occurrence of any other event that terminates the continued membership of a Member in the Company does not automatically result in the dissolution or termination of the Company. The Company does terminates upon the occurrence of any of the following events: 1) the affirmative vote of the Members made by the affirmative vote or consent of Members holding a majority of the Membership Interests to dissolve the Company; 2) the business purpose of the Company violates then applicable law; and 3) any other event which pursuant to the Operating Agreement causes a termination of the Company.

Prior to entering into the Operating Agreement by joinder (the "Joinder Agreement", see, Exhibit B), each prospective Member of the Company must warrant in the subscription agreement ("Subscription", see Exhibit C) that: (1) each is acquiring its Member's Percentage Interest in the Company for its own account as an investment and not with a view to the sale or distribution; (2) the Member is over the age of 21; (3) a Member that is an organization is duly organized, validly existing and good standing; (4) each Member has full power and authority to execute and perform its obligations under the Operating Agreement; (5) Each Member will not dispose of its interest or any part of it in any manner which would constitute a violation of the Securities Act of 1933, the Rules and Regulations of SEC or any applicable laws, rules or regulations of any State or other governmental authorities; (6) each Member has assets sufficient to qualify as an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933 or is a Person having such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks associated with membership in the Company; (7) each Member shall not effect or attempt to effect in Disposition that would adversely affect the treatment of the Company as a partnership or income tax purposes or violate the securities laws; (8) the Member is not currently identified on the list of specially designated nationals and block persons subject to financial sanctions that is maintained by the U.S. Treasury Department or any other similar list maintained by the U.S. Treasury Department; and (9) the Member is not a person subject to any trade restriction, trade embargo, economic sanction or other prohibition under federal law.

In the event that any claim or dispute arises among the parties to the Operating Agreement as to any matter or subject contained in the Operating Agreement or as to the meaning of the Operating Agreement or to any state of facts which might arise, such dispute shall be settled by the agreement of the parties. If the parties are unable to agree, upon written notice of demand all such claims and disputes will be interpreted by Illinois law and shall be settled by a court of competent jurisdiction located in the state of Illinois.

MANAGEMENT SERVICES AGREEMENT

Pursuant to this Agreement, the Company is "the Owner" and the Manager is Credit International Corp., an Illinois corporation. Elie Mellul is a director of the Manager and Chairman of the Board.

The Manager manages the operations of the Company, including, without limitations, but not the following: (a) hiring, managing and negotiating compensation for personnel; (b) providing personnel with the appropriate training and ongoing education regarding their specific job tasks; (c) developing and managing the specific skills required of personnel in order to fulfill their duties to the Company with respect to debt collection and other related businesses of the Company; (d) recommending and assisting in the implementation and operation of systems for accounting of the Company's and its clients accounts receivable; (e) supervising collection of accounts and monies owed to the Company; (f) assisting in the orderly payment of accounts payable, taxes, and other debts of the Company; (g) preparing, processing and paying compensation; (h) assisting in the establishment and maintenance of an accounting system administered by the Owner of auditable records, books, charts of accounts, and other appropriate accounting systems; (i) supervising the preparation and the delivery to Owner of the annual budgets; and (j) complying with the governance requirements set forth in the Company's Operating Agreement and for compliance with the requirements of any loans, indentures or other financing provided to the Company.

The Manager is entitled to subcontract any or all the services the Manager is responsible to provide under the Agreement. The Manager has the authority to negotiate and execute leases for the procurement of office and other space used by the Company.

The Company is supposed to pay the Manager a monthly fee in the amount of up to $60,000 per month in consideration of the services performed under the Agreement (the "Management Fee"), plus actual cost of Personnel and professional services Manager expends on behalf of the Owner. However, payment of the Management Fee is secondary to any and all charges, debts and liabilities of the Company that are due, owing and outstanding (collectively "Liabilities"), and is payable only when the Company provides documentation demonstrating that all Liabilities have been paid and the debts are deemed discharged. The Management Fee is not entitled to be compounded nor is it due retroactively. The Management Fee begins to accrue as of the date the Company has paid all Liabilities, and will be payable on a monthly basis (and pro-rated for any incomplete month). In the event the Company incurs additional or new Liabilities, then the Management Fee shall cease until such time as the Liabilities are again all paid in full. Any lender's exercise of a warrant, option or redemption in lieu of payment of a Liability shall be discharged of such Liability for purposes of the Company's obligation to pay the Manager the Management Fee.

The term of the Agreement commenced on the Effective Date and continues until such

time as it is terminated for default, which shall include the following events: (a) if either party is adjudicated a bankrupt, voluntarily files for bankruptcy or makes an assignment for the benefit of creditors; (b) either party fails to keep, observe, pay or perform any material covenant, obligation, agreement term or provision of the Agreement, and such default continues for a period of thirty (30) days after prior written notice thereof by the non-defaulting party; (c) if any license or permit held by Manager that is required in the performance of the Company's business is revoked or suspended for more than a five (5) day period; or (d) if Manager knowingly violates any law or regulation applicable to the Company's business, which would have the result of damaging the Company's reputation, harming its business or causing the business to lose any licenses or permits necessary for its operations.

REAL PROPERTY LEASES

Lease Agreement with Fulton I Elizabeth, LLC - 300 North Elizabeth Street, Chicago, Illinois:

The Company, as tenant, entered into an office building lease ("Lease") as of the 2nd day of October, 2003 with Fulton I Elizabeth, LLC, an Illinois limited liability company, as landlord ("Landlord") with respect to the Company's principal place of business, which is approximately 5,868 rentable square feet known as Suite 220-B in the building known as 300 North Elizabeth Street, Chicago, Illinois 60607 ("Building"). The Company and the Landlord amended the Lease on October 7, 2004 ("First Amendment"), to include approximately 6,184 additional square feet of rental space known as Suite 230-A, for a total rentable space of 12,052 square feet (the "Premises"). The gross rentable area of the Building is 121,417; accordingly, the Company's proportionate share of the Building for purposes of Additional Rent is 9.93%.

Landlord has provided the Company with up to Forty-Four Thousand Dollars ($44,000.00) ("Landlord's Allowance") towards the cost of Company's building out the Premises. If the Lease terminates prior to the scheduled expiration date for any reason other than a default by Landlord, the Company is obligated to pay Landlord the unamortized portion of Landlord's Allowance, using a straight-fine amortization over the Term of the Lease.

Under the Lease, the Company has the right to use the Building's telecommunications infrastructure to extend circuits from such infrastructure to serve the Premises at the Company's sole cost and expense and subject to the Company's release of the Landlord from any and all claims related to any acts or omissions of any telecommunications management company servicing the telecommunications infrastructure.

The term of the lease is five (5) years and commenced on the 1st day of February, 2004; it terminates on the 31st day of January, 2009 (the "Term"). There is no renewal term.

The rent ("Rent"), which is payable in advance on the first day of each month, is as follows:

PERIOD	MONTHLY BASE RENT
February 1, 2004 through January 31, 2005	$7,335.00
February 1, 2005 through January 31, 2006	$7,555.00
February 1, 2006 through January 31, 2007	$7,782.00
February 1, 2007 through January 31, 2008	$8,015.00
February 1, 2008 through January 31, 2009	$8,256.00

Landlord is responsible for the payment of all real estate taxes and assessments, both general and special, sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent and any other federal, state or local governmental charges). Taxes shall also include the amount of any gross receipts tax, sales tax or similar tax, as well as any personal property taxes (attributable to the calendar year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the Land or the Building or the operation thereof. The Company is obligated to pay Landlord as Additional Rent an amount equal to Company's Proportionate Share of the Taxes that are in excess of the Taxes paid in the Base Year of 2004. The Company's obligation to make the payment shall survive the expiration or other termination of the Lease. If special assessments or other special taxes payable in installments are levied against the Premises, Landlord may pay assessments or taxes in installments, and if so paid, all interest payments shall be considered part of the assessment for the purposes of this provision.

Company shall pay to Landlord as Additional Rent, an amount equal to Company's Proportionate Share of the Operating Expenses which are in excess of the Operating Expenses incurred in the Base Year of 2004. The obligation of Company to make such payment survives the expiration or other termination of the Lease. "Operating Expenses" include all expenses, costs, fees and disbursements paid or incurred (determined for each year on an accrual basis) by or on behalf of Landlord for owning, managing, operating, maintaining and repairing the Building and the Land and the personal property used in conjunction therewith (collectively, the "Project") as well as depreciation, interest and other acquisition costs and any after cost incurred.

Company pays a monthly A/C Usage Fee to Landlord as Additional Rent for central air conditioning usage (chilled water), based upon its actual usage thereof. Electricity for all receptacles on the Premises, all lighting on the Premises, air-conditioning and air handling equipment, ventilation and gas is separately metered and is the Company's sole responsibility; and is billed by the utility directly.

All charges for services for which Company is required to pay under the Lease are due and payable at the same time as each installment of rent for which the Company is billed or, if such charges are billed separately, the Company is required to pay them within ten (10) days after such billing.

Landlord shall provide various services on all days during the Term, excepting Sundays and holidays, including: cleaning services in and about the common areas of the Building; window washing of all exterior windows in the Premises; reasonably adequate operator-less

passenger elevator service at all times; snow removal service for walks within a reasonable time after a snowfall. Landlord is not liable to the Company for failing to provide such services if the failure to do so is beyond the reasonable control of Landlord. The failure to provide services will not constitute an eviction. However, if, as a result of the negligence of Landlord, its agents or employees, there is an interruption or discontinuance in the furnishing by Landlord of any of the aforementioned services to the Premises which results in Company being unable to operate at the Premises, and Company is closed at the Premises for a period in excess of five (5) consecutive days after notice to Landlord by the Company, the monthly Base Rent required under the Lease abates from the end of such period until the earlier of the date that Company reopens at the Premises. If the Company has been unable to operate its business at the Premises for a period greater than sixty (60) consecutive days after notice to Landlord by Company, then Company has the right to terminate the Lease by written notice to Landlord.

Company has the obligation to repair or replace damaged fixtures and to keep the Premises in good repair, under the supervision and subject to the approval of the Landlord, and within any reasonable period of time specified by the Landlord. Company's obligation for repairs does not include any obligation to make structural repairs, including the walls, roof, floors and internal pipes, conduits, ducts, lines, wires, drains and flues and all other facilities for plumbing, electricity, heating, and air conditioning, unless the repairs are caused by the negligence of Company.

Each of Landlord and Company waives all claims for recovery from the other for any loss or damage to the Building or Premises or to the contracts thereof, which is insured under valid and collectible insurance policies.

Company is required to obtain and maintain (a) comprehensive general liability insurance with limits of not less than One Million Dollars ($l,000,000) combined single limit per occurrence for Personal Injury, Death and Property Damage and (b) insurance against all for the full replacement cost of all additions, improvements and alterations to the Premises and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Company's property on the Premises. If the Company fails to obtain such policies of insurance, Landlord is entitled to recover from Company and Company agrees to pay as Additional Rent, any and all reasonable expenses (including attorneys' fees) and damages that Landlord may sustain by reason of the failure to Company to obtain and maintain such insurance. The Landlord's expenses and damages are not limited to the amount of the insurance premiums.

If the Premises or the Building is damaged by fire or other casualty and if such damage does not render all or a substantial portion of the Premises untenantable, then Landlord shall repair and restore the same with reasonable promptness. If any such damage renders all or a substantial portion of the Premises or of the Building untenantable, Landlord must complete the repair and restoration of such damage and shall by notice advise Company of such estimate. If the time to repair will exceed two hundred seventy (270) days from the date such damage occurred, then Landlord shall have the right to terminate the Lease as of the date of such damage upon giving notice to Company at any time within twenty (20) days after Landlord gives Company the notice containing the estimate. Landlord has no liability to Company, and Company shall not be entitled to terminate the Lease, in the event such repairs and restoration are not completed within the time period estimated by Landlord or within two hundred seventy (270) days.

Landlord and its officers, agents, servants and employees are not liable for any damage either to person or property or resulting from the loss or use sustained by Company or by other persons due to the Building or any part thereof becoming out or repair, or due any accident or event in or about the Building, or due to any act or neglect of any Company or occupant of the Building or of any other person.

Company agrees to defend, protect, indemnify and save harmless Landlord of and from all liability to third parties arising out of the acts of Company and its servants, agents, employees, contractors, suppliers and workmen or invitees. Landlord agrees to defend, protect, indemnify and save harmless Company of and from all liability to third parties arising out of the acts of Landlord and its servants, agents, employees, contractors, suppliers and workmen or invitees.

If the whole or any part of the Building is taken or condemned for any public or quasi-public use or purpose, at the option of Landlord, the Term ends on the date when the possession of the part is taken and Landlord shall be entitled to receive the entire award without any payment to Company. Rent shall be apportioned as of the date of such termination.

Without the prior written consent of Landlord, Company is not permitted to assign the Lease or any interest under the Lease. The Lease or any rights or privileges under the Lease is not considered an asset of Company under any bankruptcy, insolvency or reorganization proceedings. Landlord has the option to cancel the Lease in the case of a proposed assignment or a proposed subleasing of all of the Premises. However, if during the Term of the Lease, Company is a closely-held corporation and ownership of the shares of stock which constitute control of Company changes other than by reason of gift or death, Company shall notify Landlord of such change which will constitute an assignment of an interest under the Lease subject to the Landlord's consent. A change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group of shareholders of less than fifty percent (50%) of the stock outstanding as of the date of execution of the Lease by Company is not considered a change of control.

If Company does not surrender the Premises upon expiration of the Term, Company must pay Landlord one hundred fifty percent (150%) of the Rent for each month or portion thereof for which Company retains possession of the Premises plus all damages sustained by Landlord on account thereof. Landlord has the option to provide a month-to-month lease or an extension of the Lease for a one-year period at the rate of the holdover rent.

If Landlord requests an Estoppel Certificate, the Company must provide it within ten (10) days of request by Landlord. The Lease is automatically subject and subordinate to (i) any indenture of mortgage or deed of trust that may be placed upon the Building on the land and to all renewals, replacements and extensions thereof, and to all amounts secured thereby, except to the extent that any such indenture of mortgage or deed of trust provides otherwise, and (ii) any ground or underlying lease, and Company is obligated to attorn to the purchaser or such Lender or other person and recognize the same as Landlord.

If Company defaults in the payment of the rent or any installment thereof or in the payment of any other sum required to be paid by Company under the Lease or under the terms of any other agreement between Landlord and Company and such default continues for five (5) days after written notice, or if the Company makes a material default in the observance or

performance of any of the other covenants or conditions in the Lease and the material default continues for fifteen (15) days after written notice to Company, or if any involuntary petition in bankruptcy shall be filed against Company under any federal or state bankruptcy or insolvency act and shall not have been dismissed within sixty (60) days from the filing thereof, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of the Lease. Thereafter, upon fifteen (15) days prior written notice, Landlord may terminate the Lease and the Term, in which event Landlord may repossess the Premises and recover a sum of money equal to the amount of the rent provided to be paid by Company for the balance of the original Term as damages, less the fair rental value of the Premises for such period. Landlord may also terminate Company's right of possession and may repossess the Premises by forcible entry and detainer suit without terminating the Lease.

In the event of a default under the Lease, Company is responsible to pay all Landlord's reasonable costs, charges and expenses including courts costs and the fees of counsel, agents, and others retained by Landlord incurred in enforcing the Company's obligation under the Lease or incurred by the Landlord in any litigation, negotiation or transaction. Company shall not be obligated to pay any such expenses and costs if the Company prevails in litigation.

All payments due under the Lease and remaining unpaid when due are subject to a five percent (5%) late charge and bear interest until paid at the annual rate of two percent (2%) in excess of the Corporate base rate then announced from time to time by BANK ONE unless a lesser rate shall then be the maximum rate permissible by law with respect thereto, in which event said lesser rate shall be charged. The Lease is silent as to whether the two percent (2%) interest is per annum, per month, per week or per day.

Upon ninety (90) days prior notice, Landlord is entitled to substitute for the Premises other premises in the Building (herein referred to as the "New Premises") so long as the New Premises are substantially similar in all respects to the Premises including the area and usable for Company's purposes. In such event, Landlord bears the expenses of Company's moving from the Premises to the New Premises. The Lease is silent as to whether the Landlord will reimburse the Company for costs related to re-installation of certain technical infrastructure.

Company represents and warrants that it is currently in good standing and authorized to do business in the State of Illinois, and Company covenants that it shall remain so during the entire Term.

Landlord may terminate the Lease on the last day of any month in any year if Landlord proposes or is required, for any reason, to structurally remodel, remove or demolish the Building or any substantial portion of it. Landlord does not have to pay any money or other consideration to Company in order to exercise this right.

Company has deposited Sixteen Thousand Dollars ($16,000.00) with Landlord as security for the prompt, full and faithful performance of all obligations of Company under the Lease ("Collateral"). If Company fails to perform any of its obligations under the Lease, Landlord may use, apply or retain the whole or any part of the Collateral for the payment of (i) any sum or other sums of money which Company may not have paid when due, (ii) any sum expended which Landlord or Company's behalf in accordance with the provisions of the Lease, or (iii) any sum

which Landlord may expend or be required to expend by reason of Company's default. Landlord is not obligated to pay any interest on the Collateral.

Company waives trial by jury in any action, proceeding or counterclaim brought by Landlord on any matters whatsoever arising out of or in conjunction with the Lease.

Elie Mellul and Ila Joseph Mellul have personally guaranteed the performance of the Lease in an amount not to exceed Eighty-Eight Thousand and 00/100 Dollars ($88,000.00).

Lease Agreement with Nuevaventura Properties – 122 Lincoln Blvd., Unit #201:

Elie Mellul, as tenant on behalf of the Company (collectively referred to as, "Company"), entered into an office building lease ("Lease") as of the 25th day of January, 2007, with Nuevaventura Properties, as landlord ("Landlord") with respect to the Company's California satellite call center, which is approximately 1,600 rentable square feet known as Suite #201 in the building known as 122 Lincoln Boulevard, Venice California 90291 ("Premises").

The term of the lease is one (1) year, commencing on the 1st day of February, 2007; it terminates on the 31st day of January, 2008 (the "Term"). Thereafter, it may be renewed as a month-to-month lease, with rent increases of 4% per annum.

The rent ("Rent"), which is payable in advance on the first day of each month, is as follows:

PERIOD	MONTHLY BASE RENT
February 1, 2007 through January 31, 2008	$2,631.00
February 1, 2008 through indefinitely	Base plus 4% annual increase
	compounded thereafter

The Company pays Three Hundred Sixty-Nine Dollars ($369.00) per month to Landlord in addition to the Rent, which is an amount equal to the Company's proportionate share of common area maintenance (CAM) expenses, which is due concurrent with each month's Rent payment. The Company is responsible for paying its own utilities, which include electricity, technology and Internet charges. The Company is billed directly by the provider for these services.

The Company is required to obtain and maintain comprehensive general liability insurance with limits of not less than One Million Dollars ($1,000,000) combined single limit per occurrence.

If the Premises is damaged by fire or other casualty, then Landlord shall have the option to repair and restore the same. If the time to repair will exceed ninety (90) days from the date such damage occurred or the Landlord elects to not cure the damage, then Landlord or Company shall have the right to terminate the Lease upon giving notice.

If the whole or any part of the Premises is taken or condemned for any public or quasi-public use or purpose, the Term ends on the date when the possession of the part is taken and Landlord shall be entitled to receive the entire award without any payment to Company. Rent shall be apportioned as of the date of such termination.

If Landlord requests an Estoppel Certificate, the Company must provide it within ten (10) days of request by Landlord. The Lease is automatically subject and subordinate to (i) any indenture of mortgage or deed of trust that may be placed upon the Premises on the land and to all renewals, replacements and extensions thereof, and to all amounts secured thereby, except to the extent that any such indenture of mortgage or deed of trust provides otherwise, and (ii) any ground or underlying lease, and Company is obligated to attorn to the purchaser or such Lender or other person and recognize the same as Landlord.

If Company defaults in the payment of the Rent or any installment thereof or in the payment of any other sum required to be paid by Company under the Lease such default continues for five (5) days, or if the Company's payment is returned for insufficient funds, then the Company is to pay a $150.00 late fee, and amount of ten percent (10%) per annum late charge on the delinquent monies, and a returned check fee of $25, if applicable.

If the Company makes a material default in the observance or performance of any of the covenants or conditions in the Lease, expresses and intent to default, or abandons the Premises, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of the Lease. Thereafter, Landlord may terminate the Lease and the Term, in which event Landlord may repossess the Premises and recover a sum of money equal to the amount of the Rent provided to be paid by Company for the balance of the original Term as damages, less the fair rental value of the Premises for such period. Tenant will be responsible for lost rent, repair, painting, broker's commissions, and advertising expenses incurred by Landlord.

The Company has deposited Three Thousand Dollars ($3,000.00) with Landlord as security for the prompt, full and faithful performance of all obligations of Company under the Lease ("Collateral"). If Company fails to perform any of its obligations under the Lease, Landlord may use, apply or retain the whole or any part of the Collateral for the payment of (i) any sum or other sums of money which Company may not have paid when due, (ii) any sum expended which Landlord or Company's behalf in accordance with the provisions of the Lease, or (iii) any sum which Landlord may expend or be required to expend by reason of Company's default. Landlord is not obligated to pay any interest on the Collateral.

The Company is not permitted to assign the Lease or any interest under the Lease without the prior written consent of Landlord.

The Company is not permitted to alter the Premises without Landlord's express consent.

The parties have agreed to first try to settle any disputes by mediation, and to split the fees equally. In the event a party does not attempt to settle by mediation, and proceeds directly to a court of competent jurisdiction, then the party is not entitled to collect attorneys fees, even if the prevailing party In the proceeding.

EQUIPMENT, SOFTWARE AND SERVICE AGREEMENTS

Master Lease Agreement with Orlan Capital Corporation:

On December 29, 2003, the Company entered into a Master Lease Agreement ("Master Lease") with Orlan Capital Corporation, an Illinois corporation ("Lessor"), for the lease of various equipment (such as telephony equipment, a Touchstar CT server, computers and other servers) (collectively, "Equipment"), the financing of software licenses (collectively, "Software") and the provision of certain maintenance services (collectively, "Services"). Since the date of the Master Lease, the Company has entered into additional schedules (which commence and expire later than the initial schedules) to the Master Lease for the lease of other infrastructure and peripheral equipment used in the Company's Chicago call center and in the Company's operations.

Each Equipment, Software and Service schedule (each, a "Schedule") appended to the Master Lease has an initial term of 60 months. Upon the expiration of such term, the Company has the option to purchase all, but not less than all, of the Equipment subject to the respective Schedule and the Master Lease for a purchase price of $1.00. To date, the cost of the Equipment, Software and Services financed by Lessor is approximately $500,000. The Company pays approximately $12,361 per month for payment of the monthly finance-lease payments to Lessor, which includes all monies owed to American Enterprise Leasing, Inc., as set forth below. Until the Company makes all payments due under the Master Lease and each Schedule, and makes the $1.00 buy-out payment, Lessor holds title to the Equipment and Software. The Company has granted Lessor a security interest in and to the Equipment and Software, which interest would be released after the Company's delivery of the final payments.

Under the Master Lease, the Company bears the risk of loss and all responsibility for the care, repair, maintenance and use of the Equipment and Software, including without limitation, the payment of any taxes related to its use and operation. The Company is obligated to maintain insurance against loss, theft or casualty for the Equipment and Software, naming Lessor and its bank as additional insureds. The lease payments and other fees due to Lessor do not abate in the event of the Equipment's or the Software's destruction or loss. The Company is responsible for all injuries, losses, penalties and claims related to the Equipment and Software and must indemnify Lessor for such claims.

A default by the Company under the Master Lease includes (i) its failure to pay any lease payment when due, where such failure continues for 10 days after written notice; (ii) its failure to perform any material term of the Master Lease or Schedule, and that failure continues for 30 days after written notice; and (iii) the filing of any proceeding under federal or state insolvency law. Upon the occurrence of a default by the Company, Lessor has the right to enforce the provisions of the Master Lease and Schedules by court action, terminate the applicable Schedules, recover costs and expenses (including attorneys' fees and remarketing costs) arising from such default, accelerate amounts owed under the Master Lease and Schedules, enter the Company's premises to recover the equipment and pursue any other remedy available at law or equity. Lessor has the obligation, however, to mitigate its damages.

The Master Lease and all Schedules executed thereunder are governed by the laws of the state of Illinois.

Master Lease Agreement with American Enterprise Leasing:

On or about October 7, 2005, the Company entered into a master lease agreement ("Lease") with American Enterprise Leasing, Inc. ("Lessor"), for the lease of certain computers, internet cameras, data center equipment and servers (collectively, "Equipment"), software and licenses (collectively, "Software"), and labor ("Labor"). Elie Mellul has personally guaranteed the Company's payment and performance of its obligations under the Lease.

Each schedule appended to the Lease appears to have a term of 36 months. Although the Lease provides that the Company has the purchase option identified on the face of the Lease, no purchase option has been checked on the face. To date, the cost of the Equipment, Software and Services financed by Lessor is approximately $150,000. This Lease is construed in conjunction with the Master Lease Agreement with Orlan Capital Corporation as set forth above and bundled therewith as it applies to remitting payment. Accordingly, the lease payments to be made hereunder are included in the above-stated $12,361 monthly payments made to Orlan Capital Corporation. The Company makes no additional or other payments to American Enterprise Leasing, Inc. The Company has granted Lessor a security interest in and to the Equipment and Software.

Under the Lease, the Company has the risk of loss and all responsibility for the care, repair, maintenance and use of the Equipment and Software subject to the Lease, including without limitation the payment of any taxes related to its use and operation. The Company is obligated to maintain insurance against loss, theft or casualty for the Equipment and Software, naming Lessor and its bank as additional insureds. The lease payments and other fees due to Lessor do not abate in the event of the Equipment's or the Software's destruction or loss. The Company also has responsibility for all injuries, losses, penalties and claims related to the Equipment and indemnifies Lessor for such claims.

A default by the Company under the Lease includes (i) its failure to pay any lease payment when due, where such failure continues for 10 days after written notice; (ii) its failure to perform any material term of the Master Lease or Schedule, and that failure continues for 30 days after written notice; and (iii) the filing of any proceeding under federal or state insolvency law.. Upon the occurrence of a default by the Company, Lessor has the right to enforce the provisions of the Lease and schedules by court action, terminate the applicable schedules, recover costs and expenses (including attorneys' fees and remarketing costs) arising from such default, accelerate amounts owed under the Lease and schedules, enter the Company's premises to recover the Equipment and pursue any other remedy available at law or equity.

The Lease, the guaranty and all schedules executed thereunder are governed by the laws of the state of Illinois.

Retail Customer Agreement for Telecommunication Services with Global Crossings:

In February 2005, the Company entered into a retail customer agreement ("Agreement") with Global Crossings Telecommunications, Inc., a Michigan Corporation, ("Global") for Global's provision of long distance and local telecommunications services to the Company, as identified on order forms and services agreements incorporated into the Agreement. Despite the expiration of the initial term (in this case, one year), the Agreement remains in full force and

effect if Global continues to provide services to the company. Any service agreements are also automatically extended for additional one year terms.

The Company is obligated to pay all invoices within 30 days from the date of the invoice. Failure to do so can result in the imposition of interest on the amount outstanding at a rate of 6% per annum over the one-month LIBOR rate on the date of the invoice. Failure to pay is also an event of default.

Global can terminate the Agreement or any services provided thereunder, or both, if the Company fails to make any payment when due, and such non-payment continues for 5 days. If the Agreement or any service is terminated prior to its scheduled expiration date, the Company is obligated to pay a termination fee equal to 100% of the recurring charges for the rest of the applicable term, 100% of the monthly recurring charges for terminated local access circuits for the remainder of the applicable term, and a pro rata portion of any installation or other non-recurring charges previously waived by Global. Either party can terminate the Agreement immediately on notice (a) upon the insolvency or bankruptcy of the other; (b) the commission of a material breach of this Agreement, which continues unremedied for 15 days after notice; (c) the commission of a material breach that cannot be remedied and (d) repeated breaches of the Agreement.

Global's warranties to the Company are limited to (a) its performance of services with reasonable skill and care and in a workmanlike manner and (b) its reasonable efforts to restore services in the case of a failure of services. Global makes no other warranties.

Global disclaims liability for indirect, special, consequential and similar damages and limits its liability under the Agreement, except for liability under its general terms or for breach of third party intellectual property rights.

Neither the Company, nor Global is entitled to commence any claims arising under the Agreement later than 2 years after the service was rendered.

Each party indemnifies the other for the claims of third parties arising from the indemnifying party's non-compliance with the Agreement. To the extent that damages are awarded against Global that arise from content transmitted by the Company, customer or authorized end user, the use and/or publication of information transmitted by the Company or its customers or authorized end users or the Company's misuse of a service, the Company must indemnify and hold Global harmless.

The Agreement is governed by the laws of the State of New York and the parties have consented to the jurisdiction of a federal or state court located in Monroe County, New York.

<u>Gecko Tech, LLC, Standard Service Level Agreement:</u>

In December 2003, the Company entered into the service level agreement ("Agreement") with Gecko Tech, LLC ("Gecko"), an Illinois limited liability company pursuant to which Gecko provides certain supported applications, hosted applications and managed services, including the installation of ISDN lines and back-up telephone service (collectively, the "Services") for the Company. Gecko's provision of Services includes all application and support services for software application programs (the "Supported Applications") identified in the

Agreement. The Agreement has an initial one year term and automatically renews for successive one-year terms, unless terminated by written notice given at least 180 days prior to the termination date.

Gecko has granted the Company a restricted and non-exclusive license to use the Supported Applications, subject to the following limitations: (1) the Company is not entitled to assign or transfer the license to any one without the written approval of Gecko; (2) the Company is authorized to use the Supported Applications only to process its own data and the data of its affiliates; (3) the Company is not permitted to grant sublicenses or otherwise make the Supported Applications available to any other person or entity without the consent of Gecko; and (4) the Company will not reverse assemble, compile or engineer the Supported Applications. Gecko has the right to inspect the Company's location for compliance with these restrictions upon 48 hours prior notice.

Gecko invoices the Company monthly in arrears and the Company must pay Gecko within 30 days of the date of each invoice. The Company's failure to make timely payments results in the application of interest, at the rate of 1% per month on the outstanding balance. If the Company fails to cure a payment default within 15 days after notice from Gecko, Gecko may terminate Services until outstanding balances are paid in full.

Gecko acknowledges that it has no ownership interests or rights to and in the materials, data or records furnished by the Company ("Data") and Gecko will not disclose such Data to any third party or use such Data unless specifically authorized by the Company.

The parties have agreed to hold in confidence, protect and not disclose the other party's confidential information, as defined in the Agreement, subject to exceptions for subpoena, public knowledge, etc.

Other than providing services in a professional manner, in accordance with industry or technical standards, Gecko disclaims responsibility for limitations of the hardware or software, the loss of data, improper transmissions to or by the Company through Gecko. Gecko does warrant that the hardware and software furnished to the Company are sufficient and that Gecko owns or holds valid licenses to use or modify the Supported Applications and provide the Services under the Agreement. The Company's remedy for Gecko's breach of warranty is Gecko's correction of the error at no charge to the Company within 30 days of the Company's notification of a breach.

The Agreement provides a process for dispute resolution, ultimately culminating in arbitration pursuant to the current commercial arbitration rules of the American Arbitration Association. The Agreement is governed by the laws of the State of Illinois, with jurisdiction in any state or federal court in Cook County, Illinois.

AFFILIATE AGREEMENTS

Lease Originator Lease Funding Agreement:

On July 7, 2005, the Company entered into a lease originator agreement ("Agreement") with RPSI, Inc., d/b/a Retriever Payment Systems ("RPS"), a distributor of credit card processing and related equipment ("Equipment") with its principal office at 20405 State Highway 249, Suite 700, Houston, TX 77070. RPS has developed a National Equipment Leasing Program with Lease Finance Group ("LFG") (a division of CIT Financial USA, Inc.), whereby LFG funds leases of the Equipment to eligible lessees and RPS procures the eligible customers as defined in the Agreement (individually, each a "Lessee"). The purpose of this agreement was to establish a program by which the Company would receive a fee (the "Funding Amount") in respect of leases (each a "Lease", and collectively, "Leases") it originated and submitted to RPS for eligible RPS customers. RPS supplies all of the documentation to the Company necessary to implement this program, which is prepared and approved by LFG and which includes the Lease agreements ("Document Package").

The Company's receipt of any Funding Amount is subject to: (1) RPS's approval of each such Lease and Lessee, (2) proper installation of the Equipment, which is in working order, subject to the Lease; (3) the Lessee is properly trained to use the equipment; (4) the Company has supplied RPS with evidence satisfactory to RPS that it has installed such Equipment, and (5) RPS has verified the terms of the Lease with the Lessee. Pursuant to this Agreement, the Company may retain one or more advance Lease payments. If these conditions have been met, RPS is obligated to pay the Company the Funding Amount calculated in accordance with the table set forth below:

Monthly Rate Factors, first and last in advance:

Numeric Score	Alpha Score	12 Months	24 Months	36 Months	48 Months
<0	p	.0937	.0529	.0369	.0285
0 to 50	1	.095	.054	.0396	.0315
> 50	2	.106	.0667	.0513	.0399

The Funding Amount equals the base monthly payment in the Lease divided by the applicable Monthly Rate Factor for the corresponding non-cancelable lease term, less any advance lease payments that have been retained by the Company.

Pursuant to this Agreement, RPS monitors the overall credit mix of Leases that the Company has submitted for funding. In the event that (1) more than 50% of the Leases submitted under the Agreement have a score under an established credit scoring system ("Credit Scoring System") of more than 20; (2) more than 25% of the Leases submitted under the Agreement have a score under the Credit Scoring System higher than 60; or (3) more than 10% of the Leases submitted under the Agreement have a score under the Credit Scoring System higher than 90, RPS has the unilateral right to amend the Agreement, including

adjusting the Monthly Rate factors set forth above, which amendments become effective ten (10) days from the Company's receipt of a written notice of such amendments.

RPS has recourse against the Company if any Lessee fails to make the first regularly scheduled lease installment due under a Lease (the "Defaulted Lease"), after any advance rentals are paid. The Company must repurchase the Defaulted Lease from RPS for an amount equal to the Funding Amount paid to the Company less any advance rentals paid by Lessee to RPS. These amounts are due and payable immediately after RPS's notice to the Company of a Defaulted Lease. RPS has the right to set-off against any Funding Amount owed to the Company in respect of Leases the amount of the Company's repurchase obligation in respect of the Defaulted Lease. If RPS is unable to set-off the Company's repayment, then RPS must notify the Company and the Company must pay any repurchase amounts owed within ten (10) days, or RPS will have the right to set-off the amount due under this paragraph against any other or future monies RPS may owe the Company.

With respect to each Lease submitted to RPS, the Company must make the following representations and warranties: (1) it has good and marketable title to and ownership of the subject Equipment, free and clear of any and all Liens (other than the interests of the Lessee in the Equipment under the Lease), and it is able to provide a Bill of Sale for same; and (2), the Company, its agents, and its authorized dealers have not participated in any fraudulent act or omission in connection with any Lease and that the transactions evidenced by a Lease and Document Package are, and the Equipment is, in conformity with all applicable statutes, laws, rules, and regulations.

Without RPS's prior written consent, the Company does not have the authority to (i) amend, alter, substitute, release, waive, or discharge any Lease any obligation of any Lessee; (ii) renew or extend any Lease or any other document comprising the Document Package; (iii) compromise, settle, or liquidate any of the obligations of any Lessee; or (iv) agree to the transfer of any Equipment to a new Lessee.

If the Company breaches any of the representations, warranties or covenants made by it and, as a result of such breach, any Lessee has ceased to pay the lease finance group, RPS may, in addition to its other remedies in law, charge back such Lease to the Company an amount equal to: (i) the present value of the remaining non-cancelable Lease payments using a discount rate of seven percent (7%) per annum, plus (ii) any lease or rental payments unpaid and past due, plus (iii) ten percent (10%) times the base monthly lease payment times the initial scheduled term of the Lease. These amounts are due immediately after RPS's notice to the Company.

Upon payment of the Funding Amount hereunder, LFG shall become the owner of the Equipment and the Company shall not have any interest therein or claim thereto.

Neither party is liable for any expenses whatsoever incurred by the other in connection with any Lease, rather, any and all such expenses shall be each party's sole responsibility.

In the event either party brings an action to enforce its rights and obligations under the Agreement, the non-prevailing party is obligated to reimburse the prevailing party for all reasonable costs incurred in with such action, including reasonable attorney's fees.

The Company agrees to defend, protect, indemnify, pay and hold harmless RPS and its officers, directors, employees, attorneys, consultants, agents, affiliates and assigns (collectively, "RPS Indemnitees") from and against all losses, damages, liabilities, obligations, costs, expenses and fees (including the RPS Indemnitees' attorneys' fees and indirect, special, consequential or punitive damages which the RPS Indemnitees are required to pay to any third parties) incurred by the RPS Indemnitees to third parties as a result of or arising from or relating to any claim, suit, investigation, action or legal proceeding by any third party against the RPS Indemnitees and arising from the conduct of the Company. The Company is not liable to indemnify the RPS Indemnitees for any claims, liability or expenses (including attorneys' fees) arising as the result of the RPS Indemnitees' own negligence or willful misconduct.

Each party has the right to terminate the Agreement, with or without cause, upon five (5) days prior written notice to the other party. Upon such termination, the Company will cease submitting Leases to RPS for acceptance and RPS will no longer review such Leases submitted. The Agreement will immediately terminate upon the termination of RPS's agreement with LFG. In the event of a termination hereunder, the representations, warranties, covenants and obligations of the Company survive such termination and shall remain in full force and effect and RPS's obligation to pay unpaid Funding Amounts continue to the extent provided, and subject to the provisions of the Agreement.

Any dispute between RPS and the Company arising out of the Agreement, and whether arising in contract, tort, equity, or otherwise, is governed by the laws of the state of Illinois and any such dispute may be resolved only by State or Federal courts located in Cook County, Illinois. The Company and RPS waive any right to have a jury participate in resolving any dispute. RPS has the right to proceed against the Company in a court in any location to enable RPS to obtain injunctive or other equitable relief, or to enforce a judgment or other court order entered in favor of RPS.

Although the Company has no right to assign or delegate its rights and obligations under this Agreement without the prior written consent of RPS, RPS has the right, without the Company's consent, to assign its rights and obligations under the Agreement to any parent, subsidiary, affiliate, or successor in interest which, due to merger, consolidation, or transfer of stock or assets, acquires all or substantially all of RPS's assets. RPS or LFG in their sole discretion (and without notice to the Company) may assign, transfer or sell the Lease or grant an interest therein to a third party, without limitation including a lender, bank or financial institution.

Independent Sales Group Agreement Revenue Sharing Platinum Program:

The Company entered into an Independent Sales Group Agreement Revenue Sharing Platinum Program ("Agreement") with RPSI, Inc., d/b/a Retriever Payment Systems, a Nebraska corporation with offices at 20405 State Highway 249, Suite 700, Houston, TX 77070 ("RPS"). Pursuant to this Agreement, RPS has engaged the Company to locate, train, support and monitor persons as Independent Sales Representatives (each an "ISR" and collectively "ISRs") to sell RPS products and services to businesses or organizations engaged in commercial activities ("Merchants") in exchange for revenue-sharing. Under this program, Merchants can process purchases, credits and debits, using a customer's credit card, such as VISA®, MasterCard® and other credit or debit cards (the "Associations"), through participating banks with which RPS has relationships ("Member Banks").

The Company does not have the exclusive right to locate ISRs. RPS does have the right to utilize other persons to locate ISRs. RPS will "own" the Merchants solicited by the Company and its ISRs, and shall retain all rights to the Merchants solicited by both during the term of the Agreement and upon termination.

The Company is responsible for providing on-going customer support to those Merchants who execute merchant processing agreements with RPS through the Company or its ISRs (the "Merchant Program"), and is responsible for ensuring that transaction processing training is provided to those Merchants by its ISRs.

The Company is obligated to ensure that any equipment sold or leased to Merchants through its ISRs or through leasing companies is compatible with RPS's and its member bank software and systems. The Company is liable for any compatibility problems associated with such equipment. The Company is not authorized not alter any RPS or Member Bank software or equipment.

The Company is responsible for, and guarantees, payment to RPS for all purchases or rentals of equipment, by it, its employee and its ISRs and for all losses relating to same. There is no limitation with respect to this liability.

The Company has the obligation to collect and pay all applicable sales taxes on equipment sold or leased to Merchants by its ISRs, the Company's employees or leasing company. RPS is not liable for payment of sales taxes. The Company must provide RPS with annual copies of its sales tax resale certificates from all local taxing authorities where the Company is conducting business.

The Agreement requires the Company to file a fictitious name certificate (d/b/a certificate) in the name of "Retriever Payment Systems" in the State in which the legal entity is located and to use such fictitious names solely as directed by RPS pursuant to the terms of the Agreement. The Agreement prohibits the Company from incurring third party vendor debt in the name of Retriever, Retriever Payments Systems, RPS, or RPSI, Inc. Except for the filing of the fictitious name, the Company is not permitted to file any public records the fictitious name "Retriever Payment Systems".

All payments made by RPS to third parties on behalf of the Company, including, but not limited to payments to ISRs, Agent Banks, Associations, and Merchant Associations will be deducted from the Company's revenue sharing residual income.

The Company's right to secure revenue sharing payments is contingent upon its production level reaching certain levels and adjustments to those levels if the criteria for such levels are not met:

(1) <u>Platinum Level</u>: If the Company and its ISRs produce a minimum of eighty (80) approved Merchant applications per month as an average over a three month period, RSP will pay the Company in accordance with its Platinum Pricing Level.

(2) <u>Gold Level</u>: If the Company and its ISRs produce between twenty-five (25) and seventy-nine (79) approved Merchant applications, averaged over a three month period,

RPS will pay the Company in accordance with Gold Level pricing in effect at the time of notification of a change in the Company's revenue sharing residual income entitlement. The Company is currently producing at the Gold Level with sixty-five (65) approved applications. As of this date, the Company's gross revenue in commissions is $14,950.

(3) Silver Level: If the Company and its ISRs produce fewer than twenty-five (25) approved Merchant applications as an average over a three (3) month period, RPS will pay the Company in accordance with Silver Level pricing in effect at the time of notification of change in the Company's revenue sharing residual income entitlement.

RPS has recourse against the Company for Merchant Losses as defined in the Agreement. Merchant Losses include but are not limited to defaults in payment and other uncollected amounts, fraud by the Merchant, and fines due to Associations. In each calendar year, the Company's liability for Merchant Losses, except as set forth below, is limited to the lesser of the actual Merchant Losses for such calendar year or two (2.0) basis points of the transaction volume processed under the Agreement during such calendar year. The Company's liability to RPS and the Member Bank not limited when the Merchant Losses incurred by RPS or Member Bank are attributable to (i) a Merchant or Merchants rejected by RPS under the Rules and RPS's Credit Policy, and then approved by RPS upon the Company's request, (ii) at the Company's request, the release of funds on hold by RPS or Member Bank, or (iii) the willful or intentional acts or omissions or gross negligence of the Company or any of its employees, ISRs, or other agents or representatives, or the failure of any of such parties to comply with applicable laws or the Rules.

Without notice of any kind, RPS has the right to set-off against the revenue sharing residual income and other fees owed to the Company by RPS under this Agreement or any other agreement with the Company any amounts that are due to RPS by the Company. If RPS does not owe sufficient residual income and fees to the Company to reimburse itself for the amounts that the Company owes to RPS, RPS may invoice the Company for the amounts due. In the event that the Company does not pay such sums within thirty (30) days from the date of its receipt of such invoice, the Company agrees to pay a late fee of one and one-half percent (1.5%) on the balance outstanding on the unpaid invoices accruing on a monthly basis.

The initial term of the Agreement is three (3) years (the "Initial Term") and it automatically renews at the expiration of the Initial Term for successive one (1) year periods unless terminated as set out therein.

Either party may terminate the Agreement on thirty (30) days written notice. RPS may terminate the Agreement effective immediately for any of the following: (i) the Company's default of any material obligation to RPS hereunder and the failure of the Company to cure such default within thirty (30) days after written notice by RPS of such default; (ii) failure of the Company to make prompt and complete payment, when due, of any sums which may be payable to RPS; (iii) the Company's misrepresentation or omission of material information to RPS; (iv) failure to provide service and support to Merchants as determined by RPS; (v) the Company's, its ISRs or employees provide Merchant or vendor goods or services which compete with RPS goods or services; (vi) the Company's changes to, or offers to change, the processing services provided to Merchant by RPS or Member Bank to those of a competitor; (vii) the Company, its ISRs or employees violate any of the Rules; (viii) the insolvency, receivership, voluntary or involuntary bankruptcy of the Company; or an assignment of any of

the Company's assets for the benefit of its creditors; or, the Company's property is, or becomes subject to, any levy, seizure, assignment or sale for or by any creditor or governmental agency without being released within thirty (30) days thereafter; (ix) or in the event Member Bank is required or requested to do so by the Associations.

RPS may terminate the Agreement on thirty (30) days notice in the event changes to the Association's rules and procedures are, in the opinion of RPS, averse to continuing the Agreement.

If either party terminates the Agreement upon thirty (30) day's prior written notice, or the Company becomes inactive (no longer providing new Merchant contracts to RPS), RPS will continue to pay to the Company the residuals and fees while Merchants are serviced as required. If RPS terminates the Agreement for cause as defined in the Agreement, RPS will cease paying the Company residuals and fees effective immediately.

RPS indemnifies and holds harmless the Company from and against any claims, demands, or judgments, made or recovered against it arising out of any breach by RPS of the terms of the Agreement, or arising from any act or omission by RPS which violates any applicable federal, state or local laws. The Company has the right to defend on its own any such claims or demands, or request RPS to take up such defense. In either event, RPS will further indemnify the Company for reasonable attorney's fees or any other necessary expenses incurred by reason of such defense.

In no event is RPS liable to the Company or any third party for any damages, whether in an action of contract or tort, for loss of profits, loss of use, business losses, or any other indirect, incidental, special, punitive or consequential damages which may arise, in connection with services provided by the Company or its ISRs even if RPS has been advised of the possibility of such damages. In no event shall RPS aggregate and cumulative liability for damages hereunder exceed the amount of compensation paid under the Agreement for the four (4) month period prior to the event giving rise to damages, except for damages resulting from RPS's liability for its own gross negligence, recklessness, bad faith or willful misconduct.

Upon termination of the Agreement, the Company covenants and agrees not to directly, or indirectly, solicit any Merchant whom the Company or its ISRs has assisted in establishing as a Merchant of RPS, Member Bank or other service providers.

The Company is liable for payment of any fees, fines or penalties assessed by Associations as well as those resulting from its or its ISRs' violations of the Association's rules.

If the Company knew, or should have known, of a misrepresentation made by a Merchant which it or its ISRs provided to RPS, it shall be liable for any losses incurred by RPS or Member Bank as a result of said misrepresentations.

RPS may amend the Agreement including changes to pricing, upon thirty (30) days written notice to the Company. Submission of any Merchant Processing Agreement by the Company or its ISRs at any time after seven (7) days from the date of such notification constitutes evidence that the Company has received the notification and has agreed to abide by the changes described in such notice.

Although the Company is not entitled to assign its rights or delegate its responsibilities under the Agreement without the prior written consent of RPS, RPS may assign its rights, title and interest in and to the Agreement without the consent of the Company; provided that any assignee will take subject to the obligations of RPS.

The Company may request RPS to buyout a portion of Merchants or all Merchants serviced by the Company; which decision RPS will base upon the Merchant's historical performance. In the event RPS elects to buy-out a Merchant, the buyout figure will be determined by an analysis of the current market conditions and the Merchant's portfolio, including its age, diversity, pricing structure.

The Agreement is construed in accordance with the laws of Texas without regard to principles of conflicts of law. Any lawsuit arising directly or indirectly out of the Agreement will be litigated in a State or Federal court located in Harris County, Texas.

Retriever Check Sales Agent Agreement:

The Company entered into the Retriever Check Sales Agent Agreement ("Agreement") as of the 7th day of July, 2005 (the "Effective Date") with RPSI, Inc., d/b/a Retriever Check, a Nebraska corporation with offices at 20405 State Highway 249, Suite 700, Houston, TX 77070 ("Retriever Check"). Pursuant to this Agreement, the Company has been engaged to as an agent of Retriever Check to recommend to and sell or arrange for the lease of certain specified check imaging and reading equipment (the "Equipment"), which has been designed and configured to function and process with Retriever Check's software, as well as certain services, including conversion, guarantee and verification services (collectively, "Services") to retailers and merchants (collectively, "Merchants"). The Company receives commissions from Retriever Check for its performance.

The Company's Performance

Retriever Check has authorized the Company to sell Services to Merchants by delivering a completed subscriber agreement and other documentation (collectively, "Subscriber Agreement") subject to Retriever Check's acceptance (in Retriever Check's sole and absolute discretion) of the Merchant, the credit and the Services. Unacceptable Services include those that involve escort services, dating services, adult entertainment, wagering and gaming, for which a promotion thereof will render the Company ineligible for commissions.

The Company must obtain Retriever Check's prior written approval for any of its marketing material that in any way references Retriever Check. The Company must use only the most current Subscriber Agreement, fee schedule and marketing materials provided by Retriever Check in its promotion and sale of the Services. Retriever Check, or its service provider, may amend the Subscriber Agreement or Fee Schedule from time to time. The Company is not authorized to amend or negotiate any of the terms, conditions, rates, or fees in the Subscriber Agreement, including, without limitation, the Fee Schedule, without the express written consent of Retriever Check.

No Subscriber Agreement, including and without limitation, any fees suggested by the Company, are valid or accepted until accepted in writing by Retriever Check or its service provider. The Company has no authority to bind Retriever Check or any service provider

contractually with respect to Subscriber Agreements or otherwise. Retriever Check shall have the right to (i) decline to contract with any Merchant, (ii) terminate an existing Subscriber Agreement with any Merchant, (iii) modify the fees, rates or any other terms of any Subscriber Agreement, (iv) modify the fees, rates or other terms of the Fee Schedule, or (v) modify the fees, rates or other terms of the Subscriber Agreement form.

Provisions of the Agreement

This Agreement has an initial term of two (2) years from the Effective Date. Upon expiration of the initial term, which expires in July, 2007, the term of the Agreement, automatically extends for an additional two (2) year period until terminated as provided in the Agreement. Despite the length of the term, Retriever Check may terminate the Agreement at any time with or without cause upon at least a thirty (30) days written notice to the Company. In addition, either party may terminate the Agreement (i) as of the end of the initial period or any extension period by giving to the other party sixty (60) days' prior written notice ; (ii) if the other party has failed to cure a breach of the Agreement within thirty (30) days following written notice of that breach; and (iii) at any time upon written notice to the other party if the other party engages in fraud, intentional misrepresentation or willful misconduct in connection with its performance of the Agreement. Further Retriever Check has the right to terminate the Agreement at any time upon written notice to the Company if the Company violates the confidentiality provisions of the Agreement and the Company may terminate the Agreement upon written notice to Retriever Check within sixty (60) days of receiving notice from Retriever Check of any amendment to the commission structure. Currently, the fee structure is as follows:

Retriever Check pays $.045 per transaction for each check written. As of this date, the Company has not yet generated any revenues from this Agreement or the resultant relationship.

Retriever Check or its service provider is responsible for the billing and collection of accounts receivable from Merchants for the Services and bears the risk of non-payment, but the Company does not receive any fees or commissions with respect to those Merchants who do not pay Retriever Check. The Company is obligated to pay the cost of Equipment leased to Merchants to Retriever Check.

The Company is not entitled to receive or retain commissions if any of the following conditions exist: (i) the Merchant is already subscribing to the Services at the time of such sale by the Company; (ii) the Merchant has not executed a Retriever Check Subscriber Agreement or Retriever Check has not accepted such Merchant for the Retriever Check Service(s); (iii) the Merchant is currently in the process of negotiating for the Services at the time of the referral or the Merchant has already been referred to Retriever Check by another entity who will be due a commission under the Agreement or another agreement; (iv) the Merchant has not paid in full the billings to which the commissions relate; (v) the Company is no longer offering to potential Merchants Services, but is instead offering check services provided by another or itself; or (vi) the Company or its third party representatives directly or indirectly proposes, solicits, or switches a Merchant for a provider of check services that competes against Retriever Check.

Retriever Check has recourse against the Company for any commissions paid to the Company in respect of Merchants where: (i) there is any fraud by the Merchant associated with entering into the agreements required by Retriever Check, (ii) there is any fraud by the Company or its agents associated with the acquisition or deliver of such signed agreements, (iii)

the Merchant has not been activated as a participant within thirty (30) days from the payment of any commission, or (iv) Merchant or Retriever Check terminates such agreement within ninety (90) days of its effective date.

The Company has agreed that it will not assist any other person or entity in reverse engineering or otherwise modifying the software or programs for the Services to function or process with or for any check acceptance company service other than Retriever Check.

During the term of the Agreement, the Company is precluded from selling or promoting any check acceptance service other than Retriever Check's Services. The Company obtains approval from Retriever Check prior to subcontracting with or allowing any non-employee third party, (a "Third Party Representative") to fulfill any responsibilities under the Agreement, and must indemnify, defend and hold Retriever harmless for its failure to do so.

In the event of any expiration or termination of the Agreement, the Company will be entitled to commissions unless it has breached this Agreement.

The Company and Retriever Check acknowledge that (i) the Company is not now, nor is it entitled at any time to be, the exclusive marketing agent of the Services; (ii) that Retriever Check and its current and future designees may continue to market the Services and that Retriever Check and its current and future designees may continue to market the Services; (iii) and that Retriever Check has entered into and, in Retriever Check's sole and absolute discretion may enter into, other agreements with other entities to market the Services.

The Agreement also contains confidentiality provisions relating the business of the other party that comes to its attention during the course of performance of the Agreement and prohibits the disclosure or use of such confidential information except as required in connection with the performance of the Agreement.

Each party indemnifies and hold harmless the other party from and against any and all claims, liabilities, demands, actions, causes of actions, losses, damages, costs or fees (included, but not limited to, reasonable attorneys' fees and expenses) in any in any way arising out of or in connection with the indemnifying party's performance or non-performance under the Agreement, including, without limitation, the actions of any of its representatives.

Neither party is liable for any incidental, special, indirect, consequential or punitive damages to the other party and each party's aggregate liability is limited to five hundred thousand dollars ($500,000) in the aggregate, for all claims under the Agreement. Retriever Check makes no warranty, express or implied, to Sales Agent regarding the Services, and the Company expressly waives all warranties express and implied, including, without limitation, merchantability and fitness for a particular purpose.

Time is of the essence under the Agreement, and each and every term is deemed material.

Agreement for Call Center Services:

The Company entered into a Call Center Services Agreement ("Agreement") on August 13, 2004, with Shiv Sai Infosys, Inc., ("SSI") a US Corporation with offices at 55 Commons Drive, Suite 27, Shrewsbury MA 01545, USA.

Under this Agreement, the Company engaged SSI to procure the services of, hire, and provide twenty (20) agents ("Agents") for Company's branch office in Mumbai, India.

If agreed by both parties and after fifteen (15) days' advanced notice by Company, SSI would be obligated to increase the number of Agents. The Agents work eight (8) hours per day, six (6) days per week making collection calls on behalf of Company. All Agents shall be the employees or independent contractors of SSI. Company shall compensate SSI at a rate of three dollars US ($3.00) per hour for each Agent and provide commissions to SSI at a rate of fifty percent (50%) of the contract fee for all payments collected and processed by SSI. Company shall compensate SSI on a weekly basis by wire transfer. The Agreement is silent as to the manner in which SSI will compensate the Agents. To date, SSI has provided fifteen (15) Agents for the Company.

SSI is responsible for providing its own predictive dialer systems, depending upon Company's requirements and providing Company with all productivity reports, dialer login reports, and CTR reports on a daily basis.

The Agreement had an initial term of one year from the effective date has been mutually extended upon agreement of the parties. Either party can terminate the Agreement, with or without cause, by providing one (1) month's prior written notice to the other. The Agreement is silent as to default provisions and termination for cause.

Neither party has any liability to the other party for any act of God, or similar act of Force Majeure. Additionally, neither party has any liability to the other for special, indirect, incidental or consequential damages, including damages for lost revenues or lost opportunities, even where the damages were foreseeable. Neither party is for any damages in excess of the amounts paid by Company for the services performed pursuant to the Agreement. In no event will SSI or its Agents be liable for any damages caused by any online service, transmission, communication, or computer service failure. Additionally, SSI disclaims liability for any quote provided by Company.

The Agreement is silent as to protection of confidential or proprietary information, restrictive covenants, governance of the Agents, compliance with certain rules and regulations imposed upon a collections business, and reimbursement of expenses.

Any and all disputes are subject to final and binding arbitration in accordance with the laws of the Commonwealth of Massachusetts.

TenderCard Reseller Agreement:

The Company entered into the TenderCard Reseller Agreement ("Agreement") on the 7th day of July, 2005 ("Effective Date") with TenderCorp LLC, a Delaware limited liability Company, d/b/a TenderCard ("TenderCard"), having its principal offices located at 70 E. Falmouth Highway, E. Falmouth, MA 02536.

TenderCard owns, maintains, and administers an electronic proprietary card program ("Program") and the Internet Merchant Automated TenderCard Servers (IMATTS) (collectively "System"), and provides services related to the System that include (but are not limited to) the ability to route, process, and settle TenderCard related transactions. Under the Agreement, Company acts as a reseller on behalf of TenderCard and engages in the sale and marketing of the System, the Services, certain point of sale ("POS") devices, equipment, software, programs or other services related to the System (as described below), and process same.

The Agreement has an initial two (2) year term and automatically renews on each anniversary of the Effective Date for consecutive additional one (1) year terms , unless either party has notified the other in writing at least ninety (90) days prior to the expiration of the then current term that it does not wish to renew the Agreement. The Agreement will also terminate for "good cause", as set forth below.

TenderCard deducts its fees, card costs, and charges for the electronic processing through direct access to Company's or Customer's bank account via Automated Clearing House transfer of funds. All related fees, costs, and charges are to be settled each month for charges incurred from activity of preceding month. Fee Schedule(s) are subject to change from time to time, at TenderCard's sole discretion.

In consideration for the Company's efforts, TenderCard pays commissions ("Commissions") to the Company monthly for all Commissions earned by Company from activity of preceding month. Commissions are based upon one hundred percent (100%) of the difference between the fees and charges to the Customers and the Company's costs. As of the date of this PPM, the Company is receiving commissions at a rate of $.04 per transaction.

TenderCard is responsible for assuring that its software is capable of interacting with the Company's POS devices and those of Customer, as long as such POS devices have been certified by TenderCard. In the event that TenderCard's IMATTS Servers are down and unable to verify transactions, TenderCard, upon request and approval of Company or the Customer, agrees to process transactions without appropriate approval authorization at the POS. In such instance, the Customer has full responsibility and liability if any such transactions not have been authorized through the System and must indemnify and hold harmless TenderCard from and against any and all damage, loss, liability, expense, claim or obligation arising in connection therewith.

The name, trademark, service marks, copyrights or any other proprietary classification of the Program, and IMATTS are the property of and sole possession of TenderCard and the Company must obtain written approval from TenderCard prior to its reference or use of the name.

The Agreement also contains confidentiality provisions that limit each of the parties from disclosing or using the other party's confidential information unless such use or disclosure is required for performance under the Agreement. Each party must also safeguard all Confidential Information. In addition to all other remedies that TenderCard may have, TenderCard shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any breach of the confidentiality and other obligations of the Agreement. Company waives any requirements for a bond in connection with any such injunctive or other equitable relief.

The Company and TenderCard are individually responsible for the payment of all federal, state, and local taxes (and any amounts legally levied instead of taxes), exclusive of taxes based upon TenderCard's net income, arising out of or incidental to its participation in the Agreement, as well as all other expenses, fees, and charges.

The Company indemnifies and holds harmless TenderCard from any and all loss, cost, expense, claim, damage and liability (including attorneys' fees and court costs) paid or incurred by any one or more of them, to the extent it arises from, is caused by, or is attributable to, any of the following: (1) the failure of Company, its employees, agents, or representatives, to abide by any requirements imposed by the Agreement; (2) a violation by Company, its employees, agents, or representatives, of any applicable law, regulation or court order relating to the Agreement; or (3) negligence, willful misconduct or any act or omission by Company or any of its employees, agents, representatives or subcontractors.

Neither the Company, nor TenderCard, nor their respective affiliates, directors, officers, employees, agents or subcontractors, are liable to the other for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, regardless of whether such damages were foreseeable or whether any party or any entity has been advised of the possibility of such damages. Company's cumulative liability for all losses, claims, suits, controversies, breaches, or damages for any cause whatsoever (including, but not limited to those arising out of or related to the Agreement) is limited to the total amount paid by TenderCard to Company pursuant to the Agreement in the immediately preceding twelve (12) months; and in any case, the total liability of TenderCard to Company shall not exceed three (3) times the average monthly revenue received by Company from the TenderCard during the preceding twelve (12) month period.

TenderCard is entitled to terminate the Agreement and Company's participation in TenderCard, IMATTS, the System, and the Services for "good cause," which includes (1) a material breach of the Agreement by Company or its Customer without remedy within thirty (30) days of notice thereof; (2) the Company's or its Customer's failure to pay any fees, charges or other amounts owed to TenderCard in accordance with the terms of the Agreement; (3) TenderCard's determination that Company has entered into similar agreement to the Agreement with a competitor of TenderCard; (4) the Company or its Customer's violation of any law or regulation applicable to Company or its Customer that has an adverse effect upon the operation of the TenderCard System.

The Company may terminate the Agreement in the event (1) TenderCard materially breaches the Agreement; (2) the participation in TenderCard, IMATTS, the System, or the Services by the Company or any Customer, or the operation and administration of any services of TenderCard, is held illegal by any judicial or regulatory authority having jurisdiction over them; or (3) Company discontinues use of its Proprietary Card Program(s).

In the event the Agreement is terminated for any reason, neither party shall have any further rights with respect to each other except for those that arose prior to the effective date of the termination and the mutual confidentiality provisions; and Company is not entitled to a refund of any fees, charges, or other amounts paid to TenderCard and remains liable and responsible for meeting all financial and other obligations arising from its participation under the Agreement (including the payment of any and all applicable fees, charges, and other amounts) that accrued prior to the effective date of such termination. Likewise, each party is responsible for the reinstallation of their computer or telecommunications support services and all related charges.

The Agreement is governed and interpreted by the laws of the Commonwealth of Massachusetts.

Channel Sales Consulting Agreement:

The Company entered into a Channel Sales Consulting Agreement ("Agreement") on December 21, 2006, with Xeni Medical Systems, Inc. ("Xeni"), who has an office at Windolph Center, Suite 1, 1020 NW 6th Street, Deerfield Beach, Florida 33442. The purpose of the Agreement is to market and sell certain of Xeni's products and services, which consist of medical billing solutions (collectively, "Products") to doctors, hospitals and other healthcare providers and suppliers (collectively, "Clients"). Per the terms of the Agreement, the Company is responsible for referring prospective clients to Xeni, disseminating marketing materials on behalf of Xeni, and assisting Xeni in the development of its sale of the Products (collectively, "Services"). The Company is to perform the Services within certain territories ("Territories") established by Xeni. Xeni is responsible for preparation of the marketing materials and establishing guidelines and rules by which the Company must abide in performing the Services.

Xeni, in its absolute discretion, will (i) determine the pricing of the Products and the terms and provisions for Client sales, relationships, maintenance, support and termination; (ii) perform all accounting and credit services related the Clients; (iii) invoice Clients directly; (iv) make the sole and final determination as to whether it will enter into agreement with a prospective Client (collectively, "Prospects" or each, a "Prospect"); and (v) establish sales methods, minimum fee schedules and reporting requirements. The Company is responsible for abiding by the protocols established by Xeni when finding and referring Prospects.

In order to be compensated for its services under the Agreement ("Compensation"), the Company is responsible for submitting a written "Request for Registration of Proposed Prospect" to Xeni, on the form prepared and prescribed by Xeni—which it is to do prior to introduction of a Product to a Prospect. Xeni then has the sole right to approve or reject a Prospect. In the event Xeni approves a Prospect, the Company then has thirty (30) days in which to introduce the Prospect to Xeni. The Clients are deemed to be Xeni's exclusive Clients, and Xeni has the exclusive right to provide the Products to the Clients. However, the Company may solicit a Client before or after the Term of the Agreement for non-competitive products or services.

The Company is entitled to Compensation (as set forth below) for any Prospect with whom Xeni enters into agreement or otherwise provides its Products, which Xeni is

responsible for paying not later than one hundred eighty (180) days following the date Xeni approves the Prospect. Xeni will not compensate the Company for Product re-sales, nor will it compensate the Company for its referrals or introductions of third parties who introduce prospects to Xeni.

Xeni will pay the Company for the Services as described in the Agreement on an account-by-account basis, based on monthly Net Receipts for Products as follows:

Client Account Term	Compensation
Months 1-12 of client account	3.0 % of monthly Net Receipts
Months 13-24 of client account	L5 % of monthly Net Receipts
Months 25+ of client account	1.0 % of monthly Net Receipts

"Net Receipts" is defined as the sales revenues paid by Clients to Xeni and Xeni Medical Billing, Corp. (or to Xeni and split with Xeni Medical Billing, Corp.) each month for Products, net of any fraud, bad debt, rebates, reductions for faster payment and other concessions, any inter-company transfer of revenue (to avoid double counting), implementation fees, charges for customer support or training, and returned or uncollected funds.

Xeni will pay the Company all undisputed commissions, less any setoffs or deductions, by not later than the fifteenth (15th) day of each month for the previous calendar month's Net Receipts. However, Xeni will charge the Company back for (or adjust the Compensation to reflect) any adjustments in Net Receipts incurred by Xeni, and Xeni has a right of setoff for any material breach by the Company of its obligations required under the Agreement. The Company waives and releases any right or claim against Xeni or its affiliates for Compensation by reason of any Client's (or any other party's) failure to complete or continue with any sale or otherwise perform under its contract with Xeni.

As of this date, the Company has not yet generated any revenues from this Agreement or the resultant relationship.

The Company is solely responsible for its own costs and expenses arising in connection with the Agreement or the performance of the Services, including travel, lodging, meals, phone, fax, Internet and client entertainment. Under extraordinary circumstances, Xeni, in its absolute discretion, may choose to approve reimbursement of a specific expense that the Company requests in advance. Xeni will pay any pre-approved reimbursement within thirty (30) days of its receipt of satisfactory receipts and other verifying information.

The Company is entitled, upon reasonable written notice, to an annual examination and audit of Xeni's financial books and records pertaining solely to the Company's commissions and Client accounts. The Company will bear all costs for the audit unless the results reveal more than a fifteen percent (15%) variance, in which case Xeni will pay for the audit. Xeni is to immediately pay any discrepancy due to the Company, subject to an interest charge of either one percent (1%) per month or the maximum legal rate, whichever is lower.

The term of the Agreement ("Term") begins on December 21, 2006, and continues for a period of one (1) year, with automatic annual renewals of one (1) year each. Either party may

terminate the Agreement: (a) immediately upon written notice for cause or (b) upon thirty (30) days written notice to the other party if for no cause. The Agreement is silent as to the definition of "cause". Upon any such termination, neither party will have any further obligation to the other party other than for Xeni to pay the Company Compensation for Services "properly performed" on its existing client accounts through the earlier of the (i) date of termination or (ii) termination of an account by a Client and cessation of all payables therefrom.

Each party is responsible for maintaining the confidentiality of the other party's information; which obligation continues for five (5) years following the date of the Agreement. Either party may request the other party to destroy or return all confidential information disclosed by it to the other party, including, without limitation any copies.

The parties are entitled to injunctive and equitable relief (without the necessity of posting security or a bond) to prevent and remedy any breach or threatened breach of, or otherwise to specifically enforce, any of the terms of the Agreement. The breaching party is to reimburse the non-breaching party for all reasonable legal fees and expenses incurred in enforcing these rights.

The ·Company may not assign or delegate its rights, duties or obligations under the Agreement without prior written permission from Xeni, which it may withhold in its reasonable discretion.

The parties have agreed that any legal action or proceeding with respect to the Agreement may be brought in the Florida state or federal courts, and the parties consent to the jurisdiction of such courts.

Baxter Credit Union Agreement:

The Company entered into a Collection Service Agreement ("Agreement") with Baxter Credit Union ("Baxter"), on April 21, 2005. The Agreement provides that the Company has a non-exclusive right to perform collection services on behalf of Baxter for certain debt service ("Debt") placed with the Company by Baxter. Baxter retains and maintains all legal rights to the Debt.

Per the terms of the Agreement, the Company may use any legally acceptable means by which to collect the Debt on behalf of Baxter. In so doing, Baxter has authorized the Company to negotiate with the respective debtors and settle for an amount that is not less than fifty percent (50%) of the total monies owed to Baxter. The Company may settle with a debtor for less than fifty percent (50%) of the Debt with Baxter's prior approval. The Company has the right to charge the debtor for interest and late charges, as well as any fees incurred by it for civil penalties, dispute resolution and such other expenses related to the collection of the Debt. The Company may receive payment via any legal tender and has the authority to endorse checks made payable to Baxter.

The Company is responsible for keeping all monies collected in a separate trust account and to provide Baxter with monthly accounting reports detailing, among other things: the principal amount of the debt; all amounts collected to that date; any fees, costs and interest incurred; dispute information; requests for validation by the debtor; agreements made by the

debtor regarding future payments; personal information regarding the debtor that is relevant to non-payment; the amount of commission retained by the Company; and any amounts paid to attorneys used to enforce and recapture the monies owed.

The Company receives commissions based upon a contingency fee of twenty-eight percent (28%) of the unpaid balance.

Baxter has the right to recall any Debt placed with the Company within thirty (30) days of placing the Debt. In such instance, Baxter will reimburse the Company with any costs and fees incurred by it in collection of the Debt, but will not pay the Company any percentage of the unpaid balance of the Debt.

The Agreement has no specified end date. Either party may terminate the agreement upon thirty (30) days notice with or without cause. Baxter is to reimburse the Company for all costs and expenses paid by it in collection of the Debt through termination of the Agreement, as well as any commissions not yet paid. Upon termination, the Company is to provide Baxter with a detailed accounting up to the date of termination, which is due within thirty (30) days thereof.

The parties have agreed to settle any claims or disputes that occur pursuant to the Agreement via arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules. The arbitration will take place in Chicago, Illinois.

The Company has warranted to not sell Baxter's information to any third party and to maintain Baxter's confidentiality in accordance with governing law.

QC Holdings, Inc.:

The Company entered into a Collection Service Agreement ("Agreement") with QC Holdings, Inc. ("QC"), on April 21, 2005. The Agreement provides that the Company has a non-exclusive right to perform collection services on behalf of QC for certain debt service ("Debt") placed with the Company by QC. QC retains and maintains all legal rights to the Debt.

Per the terms of the Agreement, the Company may use any legally acceptable means by which to collect the Debt on behalf of QC. QC has authorized the Company to negotiate with the respective debtors and settle for an amount that is less than one hundred percent (100%) of the Debt only upon QC's prior approval. The Company is not authorized to threaten or commence any legal proceedings in order to collect the debt, and does not have the right to charge the debtor for interest and late charges, or any fees incurred by it for civil penalties, dispute resolution and such other expenses related to the collection of the Debt. The Company may not subcontract any collection services to a third party or an attorney. The Company may receive payment via any legal tender and has the authority to endorse checks made payable to QC.

The Company is responsible for keeping all monies collected in a separate trust account and to provide QC with monthly accounting reports detailing, among other things: the principal amount of the debt; all amounts collected to that date; any fees, costs and interest incurred; dispute information; requests for validation by the debtor; agreements made by the debtor regarding future payments; personal information regarding the debtor that is relevant to non-

payment; and the amount of commission retained by the Company.

The Company receives commissions based upon a contingency fee of thirty percent (30%) of the unpaid balance, which it may withdrawal directly from any monies collected prior to remission of the payments to QC.

The Agreement has no specified end date. Either party may terminate the agreement upon thirty (30) days notice with or without cause. QC is to reimburse the Company for all costs and expenses paid by it in collection of the Debt through termination of the Agreement, as well as any commissions not yet paid. Upon termination, the Company is to provide QC with a detailed accounting up to that date, which is due within thirty (30) days thereof.

Westar Energy, Inc.:

The Company entered into a Collection Service Agreement ("Agreement") with Westar Energy, Inc. ("Westar"), on February 12, 2007. The Agreement provides that the Company has a non-exclusive right as an independent contractor to perform collection services on behalf of Westar for certain debt service ("Debt") placed with the Company by Westar. Westar retains and maintains all legal rights to the Debt.

The Company is responsible for maintaining all necessary licensing, bonding and insurance required by law, and specifically, Professional Liability Insurance in an amount not less than two million dollars ($2,000,000), General Liability Insurance in an amount not less than two million dollars ($2,000,000), and Fidelity Employee Bond in an amount not less than one million dollars ($1,000,000) per incident. The Company is to name Westar as an additional insured on all policies. In addition to the above coverages, the Company is to carry Workers' Compensation Coverage as required by the laws of the State of Kansas, and Employer Liability Coverage in an amount not less than one million dollars ($1,000,000) per accident, one million dollars ($1,000,000) for bodily injury by disease and one million dollars ($1,000,000) for each employee.

Per the terms of the Agreement, the Company may use any legally acceptable means by which to collect the Debt on behalf of Westar, and acknowledges its obligations to do so in accordance with the standards set forth in the Fair Debt Collection Practices Act (FDCPA). The Company is to perform a bankruptcy scrub to determine whether any of the Debts are barred by a bankruptcy proceeding, and if deemed to be, will not attempt to collect such Debt. Westar has authorized the Company to negotiate with the respective debtors and settle for an amount that is not less than seventy-five percent (75%) of the total monies owed to Westar. The Company may settle with a debtor for less than seventy-five percent (75%) of the Debt with Westar's prior approval. The Company may receive payment via any legal tender and has the authority to endorse checks made payable to Westar. The Company has the right to commence litigation against a debtor with Westar's prior approval, for which Westar will reimburse the Company all legal fees and costs associated therewith. The Company will be responsible for all contact with the attorney handling the case; however, it may not authorize the settlement or dismissal of the case or incur expenses in excess of ten percent (10%) of the Debt without Westar's prior approval.

The Company is responsible for keeping all monies collected in a separate trust account

and to provide Westar with monthly accounting reports detailing, among other things: the principal amount of the debt; all amounts collected to that date; any fees, costs and interest incurred; dispute information; requests for validation by the debtor; agreements made by the debtor regarding future payments; personal information regarding the debtor that is relevant to non-payment; the amount of commission retained by the Company; and any amounts paid to attorneys used to enforce and recapture the monies owed. Westar reserves the right to audit the Company's records at any time during regular business hours, and to duplicate certain records pertaining to it.

The Company receives commissions based upon a contingency fee of thirty-five percent (35%) of the balance collected. The Company will remit to Westar the net amount collected in the previous month, which it will remit ten (10) days after the first (1st) day of each month. The Company will not receive a commission for any energy assistance payment or for payments reported to the Company by Westar.

Westar has the right to recall any Debt placed with the Company at any time. In such instance, Westar will not reimburse the Company for any costs or fees and will not pay the Company any percentage of the unpaid balance of the Debt.

The term of the Agreement is for one (1) year, with automatic one (1) year renewal terms unless terminated by either party sixty (60) days in advance of any renewal date. Notwithstanding, either party may terminate the Agreement upon thirty (30) days notice with or without cause. Upon termination, the Company is to return all accounts to Westar, with the exception of those accounts for which the Company received payment in the thirty (30) days prior to the date of termination and the accounts for which Westar has authorized the Company to commence litigation. Westar will continue to pay the Company the fees due for any account remaining with the Company for up to six (6) months following termination.

The Company will indemnify and hold harmless Westar (and its affiliates, subsidiaries, officers, directors, employees, agents and representatives) against any claims arising from the Agreement, with the exception of claims arising from Westar's negligent acts or provision of inaccurate information to the Company that results in actions by the Company upon which the dispute is based. The Company will not be responsible for indemnifying Westar against any bankruptcy stay. Westar will indemnify and hold harmless the Company (and its affiliates, subsidiaries, officers, directors, employees, agents and representatives) against any damage, liability or expense (including attorney's fees) incurred by it arising from the Agreement, except in the instance of the Company's willful or intentional misconduct and where the Company has violated any federal or state laws (including the FDCPA). The Company is responsible for paying Westar's attorney's fees in defense of any claim.

The Company may not assign the Agreement without prior approval from Westar. The Agreement will automatically assign to any company succeeding all or substantially all of Westar's electric business. Westar may not assign the Agreement for any other reason without the Company's prior approval. Westar is released from any and all obligations following an assignment.

The Agreement is to be governed by and construed in accordance with the laws of the State of Kansas, and all claims or disputes are to be brought before a court of competent

jurisdiction located on Topeka, Kansas. The parties have waived their right to trial by jury.

The Company has agreed to not sell or disclose Westar's information to any third party and to maintain Westar's confidentiality in accordance with governing law. The Company is likewise bound to Westar's manual for business conduct and ethics, and further agrees to be bound by anti-discrimination rules; and expressly agrees to not discriminate against any employee or applicant for employment on the basis of age, race, color, religion, national original, gender, disability or veteran status. The Company is likewise bound to certain rules and regulations governing a utility company as it applies to payment of union dues and fees.

DESCRIPTION OF THE SECURITIES OFFERED

The Company is a limited liability company organized pursuant to, and under, the laws of the State of Delaware. Instead of "partners" or "shareholders," investors in a limited liability company are called "Members." The Company has two class of equity interest: (1) one having no preference on distribution or liquidation, which are the Common Membership Interests described below; and (2) those interests with preference on distribution and liquidation and redemption rights, which are the Preferred Interests described below.

If you purchase Units offered hereunder, which are the Company's Common Membership Interests, and execute all the required documents, including without limitation, the Joinder Agreement pursuant to which you agree to be bound by the Third Amended & Restated Operating Agreement ("Operating Agreement") and the Subscription, you will become a Member of the Company, as more particularly described in the Operating Agreement. Each Member holding Units of Common Membership Interests will have no preference or priority in distributions, payment, redemption or upon liquidation and winding up. Under applicable law, a Member does not own a specific asset belonging to the Company—such as, a tangible piece of real or other property. Similar to an interest in a corporation, a Member has an intangible personal property interest in the undivided assets and liabilities of the limited liability company based upon its capital and other contributions to the Company in relation to the total amount of capital contributions provided. With respect to the Company, a Member's interest is defined as a "Membership Interest" and a Member's proportionate interest in the Company is defined as a "Member's Percentage Interest". Each individual percentage of interest in the Company is defined as a "Unit". Similar to a share of stock, a Member receives a Unit of Membership Interest. Under this offering, if you decide to purchase any Common Membership Interests, and your subscription is accepted, you will become a member of the Company and subject to the Operating Agreement.

The Company, whose business is described in this PPM is offering only to accredited investors, as that term is defined in Section 501 of Regulation D to the Securities Act of 1933, as amended (the "Securities Act") up to thirty (30) Units of Common Interests ("Units") in the Company at a purchase price of $200,000.00 per Unit or $25,000 for One-Eighth of such Unit. The capital contribution from the sale of Units will be a contribution to the Company's capital and would represent, collectively, up to 30% of the Common Membership Interests in the Company. No interest is payable on capital contributions. Like the holder of stock in a corporation, the holder of a Unit in a limited liability company has no guaranty of distributions, and unlike a depositor in a federally insured bank, has no insurance to cover the loss of his or her entire investment in a Unit.

Distributions

Although Company does not anticipate that it will generally make distributions to the Members, distributions may be made in the discretion of the Manager and in compliance with the Delaware Limited Liability Company Act. Members will receive a return on their investment only such time as the Company enters into a Realization Event, as more particularly defined in the Operating Agreement. ***If made***, distributions to Members will be out of available net cash flow, subject to the prior payment of certain expenses and costs described in the Operating Agreement. Accordingly, you may have tax liability for the appreciation of the Company, even if you have not received distributions.

Rights and Privileges of Members

Withdrawal: A Member has no right to withdraw from the Company without the prior approval of the Manager and the other Members. Upon the approval of the Manager, a Member has the right to voluntarily withdraw from the Company, subject to several conditions, one of them being the obligation to first offer the Company the right to purchase its Membership Interests. No Member has the right to sell or otherwise dispose of its Units to any person other than to a Permitted Transferee, as defined in the Operating Agreement, or assign any of its rights or delegate the performance of any obligations.

Voting: The Manager handles the day to day affairs of the Company and has the authority to operate the Company without a vote of the Members. Thus, if an investor purchases one or more Units hereunder, such investor—even as a holder of common Membership Interests—will have virtually no opportunity to manage the Company or vote in connection with many matters. The Operating Agreement requires that Members holding 51% of the Common Membership Interests (a "Majority") approve or consent in the event the Company wishes to issue additional securities or dilute the existing Members' interests. Additionally, the Company (or the Manager on its behalf) is not authorized to file any action or suit, extend any statute of limitations, or settle any action or suit relating to the Company tax matters without first notifying each Member and obtaining the consent of Members holding a Majority.

Capital Contributions: The Operating Agreement requires the Members to make only the initial Capital Contribution and not make additional contributions thereafter. If investors subscribe to this offering, the purchase price of $200,000 per Unit (or $25,000 for One-Eighth of a Unit), multiplied by the number of Units (or fractions of Units) purchased, will constitute such investor's capital contribution to the Company.

Redemption; Withdrawal. No Member has the right to require the Company to redeem its Units.

Number of Units of Common Membership Interests. As of the date of this PPM, the Company has authorized the issuance and delivery of 100 Units of Common Membership Interests. These Common Membership Interests have no priority in payment or upon liquidation. With the consent or approval of Members holding a majority of the Membership Interests, the Manager is authorized to increase the number of Units and to create different classes of securities for the Company. Such other classes may have rights and priorities that are different from the Common Membership Interests.

Preferred Interests. In exchange for the extinguishment of the notes in the aggregate amount of $2,450,000 held by lenders Justin Gasarch and Denise and James Lobiondo, the Company issued non-voting preferred interests ("Preferred Interests") to Gasarch and Lobiondo that are identified in the Company's financial statements for the years ended December 31, 2005 and 2006. These Preferred Interests receive interest in the amount of twelve percent (12%) per year and have a mandatory redemption date of July 31, 2008. Since the date of conversion, the Company has redeemed 81,500,000 Units of Gasarch's Preferred Membership Interests. Accordingly, as of the date of this PPM, Gasarch holds 868,500,000 Units of Preferred Membership Interests.

Warrants. In addition to these Units, the Company has issued warrants and options to lenders Gasarch and Lobiondo. Gasarch and Lobiondo may exercise these options and warrants at a strike price of $30,000 per Unit of common Membership Interests upon the events more particularly described in the Company's Operating Agreement.

Roll-Ups and Drag-Along Rights. In the event that an affiliate of the Company enters into a transaction with a third party that grants such third party the right to purchase the ownership interests in, or the assets of, one or companies that share common ownership with the Company (an "MFC Facility"), the Manager has the right to compel each Member to transfer his, her or its Units to such third party at a price equal to the respective value of the equity interests in each MFC Facility on a pro-rata basis. If Members holding at a Majority of the Common Membership Interests proposes to transfer his, her or its Units in one transaction or series of related transactions constituting a Realization Event (as described in the Operating Agreement), the other Members must agree to sell their Units (or a portion thereof), in the same proportion of the Units proposed to be transferred by such on the same terms and conditions as the Units sold by the Member(s) holding a Majority of Membership Interests in such sale (including as to consideration and timing thereof, representations, indemnities and other matters).

HOW TO SUBSCRIBE FOR UNITS OF COMMON MEMBERSHIP INTERESTS

In order to subscribe for the Units of Membership Interests offered hereunder, each prospective investor will be required to:

1. Complete, execute and deliver the Subscription Agreement ("Subscription") attached hereto as Exhibit A and the Joinder Agreement, attached hereto as Exhibit B; and
2. Transmit the purchase price of $200,000 per Unit or $25,000 for One-Eighth (1/8th of a Unit), multiplied by the number of Units, in cash or readily available funds in accordance with the instructions set forth in the Subscription, (with a minimum purchase of 1/8th of a Unit) by such prospective investor.

Unless otherwise approved by the Company, in its sole discretion, subscriptions must be for a minimum of $25,000, for the purchase of One-Eighth (1/8th) Unit.

The offering period will commence on March 28, 2007 and shall terminate on April 30, 2007 unless the offering is extended by the Company in its sole discretion (the "Termination Date"). Following the Termination Date, the Company will review the Subscriptions to determine if the investors who submitted such agreements meet the qualifications of an Accredited Investor as that term is defined in Rule 501 of Regulation D to the Security Act of 1933, as amended. If the Company receives more Subscriptions from Accredited Investors than the number of Units available for purchase, the Company has the right, in its sole and complete discretion, to proportionately reduce the number of Units allotted to each such investor or to reject the Subscription of such investor. The Company will notify you of its decisions of these matters promptly following the Termination Date.

An investor's signature on the Subscription will constitute his, her or its unconditional

acceptance of the provisions therein, this PPM and the Operating Agreement.

The Subscription payment of each prospective investor that accompanies the Subscription will be deposited in trust accounts in the Company's name. The Company reserves the right, in its sole discretion, to (a) reject any Subscription in whole or in part and (b) allot to any prospective investor less than the number of Units subscribed for by such investor. If all or any portion of a prospective investor's Subscription is rejected by the Company, the Company will return to such prospective investor the rejected portion of the Subscription payment, with interest earned thereon. Subscription payments of prospective investors who become members of the Company will be transferred to the Company on the date on which the Company has accepted their tender of the Purchase Price, the Subscription and the Joinder Agreement.

RESPONSIBILITY FOR THIS PPM; ADDITIONAL QUESTIONS

The Manager of the Company has the complete responsibility for the contents of this PPM and the accuracy of all statements made. If a prospective investor wishes to contact the Company to review actual agreements and to ask questions of the Manager, please call the Company, care of Elie Mellul, President of the Company, 1st Credit of America, and Director of its Manager, Credit International Corp, at 312-604-3705.

1st CREDIT OF AMERICA, LLC, AND ITS MANAGER, CREDIT INTERNATIONAL CORP., ARE FULLY AND ENTIRELY RESPONSIBLE FOR THE ACCURACY OF ALL STATEMENTS CONTAINED IN THIS PPM. NO OTHER PERSON, INCLUDING WITHOUT LIMITATION, ANY PROFESSIONALS, ENGAGED BY THE COMPANY OR ITS MANAGER HAVE ANY RESPONSIBILITY FOR THE CONTENTS OF THIS PPM. ALL SUCH PROFESSIONALS HAVE RELIED UPON THE COMPANY AND ITS MANAGER TO PROVIDE ACCURATE AND TRUTHFUL INFORMATION WITHOUT ANY OMISSIONS OF INFORMATION THAT WOULD DEEM THE INFORMATION PROVIDED INACCURATE OR UNTRUTHFUL.

1st CREDIT OF AMERICA, LLC
By its Manager, Credit International Corp.
Date: March 28, 2007

THIRD AMENDED AND RESTATED

OPERATING AGREEMENT

OF

1st CREDIT OF AMERICA, LLC

THIS THIRD AMENDED AND RESTATED OPERATING AGREEMENT ("Agreement"), made as of the 20th day of March 2007 ("Effective Date"), by and among **1ST CREDIT OF AMERICA, LLC** ("Company"), a Delaware limited liability company, with an address at 300 North Elizabeth Street, Chicago, Illinois 60607, **CREDIT INTERNATIONAL CORP.** ("Manager"), an Illinois corporation, with an address at c/o SLSF, Attn: Barry Itzkowitz, 6707 Skokie Blvd., Suite 204, Skokie, Illinois 60077, **ELIE MELLUL** ("Mellul"), **MILES LUSTIG, LTD., HENRY PEVITZ, PAUL SCHNEIDER, MARGO SCHNEIDER, EARL JAFFE**, and **THE PARTIES WHOSE NAMES AND ADDRESSES APPEAR ON SCHEDULE A ANNEXED HERETO AND INCORPORATED HEREIN** (as the same may be amended from time to time) or in joinder agreements hereafter executed, and who are signatories hereto. Mellul, Miles Lustig, Ltd., Henry Pevitz, Paul Schneider, Margo Schneider, Earl Jaffe and the parties on Schedule A who are signatories are hereinafter individually referred to as a "Member" and collectively as the "Members." Unless defined in context, capitalized terms shall have the meanings ascribed to them in Article 1, below.

WITNESSETH:

WHEREAS, the Members have formed the Company on March 10, 2003, pursuant to the laws of the State of Delaware; and

WHEREAS, the original Operating Agreement of the Company (the "Original Agreement") was executed on March 19, 2003, by Ila Joseph Mellul as the sole member of the Company; and

WHEREAS, the Original Agreement was amended on or about July 24, 2003, to reflect the addition of new members to the Company and to appoint the Manager ("Amended Agreement"); and

WHEREAS, the Company procured non-institutional financing and entered into multiple loan agreements related thereto (collectively, "Loans") with Justin Gasarch ("Gasarch") and James and Denise Lobiondo (both, "Lobiondo") (Gasarch and Lobiondo are collectively referred to as "Lenders"); and

WHEREAS, in lieu of extending the term of the respective Loans and the related Promissory Notes, the Company agreed to authorize and issue Preferred Membership Interests in the Company to the Lenders via two separate Exchange and Redemption Agreements dated August 30, 2005 (collectively, "Exchange Agreements"); and

WHEREAS, the Amended Agreement was further amended on or about August 30, 2005, via a Second Amended and Restated Operating Agreement ("Second Amended Agreement"), for the purpose of authorizing the issuance of the Preferred Membership Interests in the Company and approving the acts set forth in the Exchange Agreements; and

WHEREAS, upon the approval of the Manager and the holder of the Majority of Common Membership Interests, Ila Joseph Mellul sold, assigned, conveyed and transferred all of her shares of Common Membership Interests in the Company to her Successor-in-Interest, Elie Mellul, and irrevocably resigned as a Member of the Company, effective as of December 31, 2006; and

WHEREAS, the Company and the Manager have reviewed the capital needs of the Company and have determined that the Company would benefit from an infusion of capital in the amount of six million dollars ($6,000,000) (the "Capital Raise"); and

WHEREAS, the Company, the Manager, and the Members, having more than a Majority of the Common Membership Interests in the Company have determined that the most efficient way to make the Capital Raise is to offer to sell up to thirty (30) Units of Common Membership Interests in the Company at a price of two hundred thousand dollars ($200,000) per Unit through one or more of the transaction exemptions available for non-public offerings; and

WHEREAS, the Company and the Manager, with the approval of the Members having a Majority of the Common Membership Interests in the Company, have agreed to hire independent counsel to carry out the Private Placement Offering (PPO), prepare the requisite private placement memorandum (PPM) for presentation to potential investors, and file all necessary documentation with the U.S. Securities and Exchange Commission (SEC) and security agencies in all states in which such membership interests will be offered; and

WHEREAS, the Company desires to amend and restate the Second Amended Agreement to reflect the actions contemplated herein and desire that this Agreement become the

operating agreement for the Company, superseding and replacing any and all prior operating agreements for the Company, including the Original Agreement, the Amended Agreement and the Second Amended Agreement; and

WHEREAS, this Agreement has been approved and executed as required by the Second Amended Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and representations set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1. The following terms used in this Agreement shall have the meanings set forth below (unless otherwise expressly provided herein):

"**Act**" shall mean the Delaware Limited Liability Company Act, Chapter 434 (10/1/92), Sections 18-101, et. seq., as amended from time to time, or corresponding provisions of future laws in the State of Delaware.

"**Affiliate**" shall mean a Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person, and in the case of a natural person, a parent, spouse, sibling or child of such Person. For purposes of this definition, the term "control" means the direct or indirect possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

"**Agreement**" shall mean this Third Amended and Restated Operating Agreement, as originally executed and as amended from time to time, all Schedules hereto and any and all joinder agreements attached hereto.

"**Assets and Properties**" of any Person shall mean all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including, without limitation, the goodwill related thereto, any real property operated, owned or leased by such Person, cash, cash equivalents, investment assets, accounts and notes receivable,

chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods, intellectual property and proprietary data, software, programs and information.

"**Assignee**" shall mean: (i) the transferee of all or part of a Membership Interest or other form of economic interest in the Company from a Transferring Member, or a Dissociated Member or (ii) any Person who duly receives a Membership Interest in the Company pursuant to any other provision of this Operating Agreement upon the occurrence of certain events set forth herein.

"**Capital Account**" shall mean the account established, determined and maintained for a Member in accordance with the provisions of Section 704(b) of the Code and Regulation Section 1.704-1(b)(2)(iv).

"**Capital Contribution**" shall mean the cash or service contributions required to be made by the Members of the Company pursuant to this Agreement and Schedule A, as that Schedule may be amended from time to time by the Manager.

"**Certificate of Formation**" shall mean the Certificate of Formation of the Company, as filed with the Secretary of State of Delaware, as the same may be amended from time to time.

"**Code**" shall mean the Internal Revenue Code of 1986, as amended, and the regulations pertaining thereto, or corresponding provisions of future laws.

"**Common Membership Interests**" shall refer to those membership interests of the Company other than the Preferred Membership Interests, which have no preference or priority in distributions, payment, redemption or upon liquidation and winding up.

"**Company**" shall refer to 1st Credit of America, LLC.

"**Dissociation**" shall mean the occurrence of an event causing the dissociation and removal of a Member from the Company, voluntarily or involuntarily, including, without limitation, a Member's withdrawal, resignation, death, expulsion by judicial determination or as a result of such Member's bankruptcy, or the appointment of a guardian or general conservator for a Member.

"**Dissociated Member**" shall mean a Member who has been removed from the Company because of Dissociation.

"**Entity**" shall mean any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association.

"**Fiscal Year**" shall be the calendar year.

"**GAAP**" shall mean generally accepted accounting principles used in the United States.

"**Guarantor**" shall mean Elie Mellul and Ila Joseph Mellul, both collectively and individually.

"**Lender**" shall mean each of (a) Justin Gasarch ("Gasarch") and (b) James Lobiondo and Denise Lobiondo (collectively, "Lobiondo"), and collectively they are considered "Lenders".

"**Majority**" shall mean more than fifty percent (50%) of the outstanding and issued Common Membership Interests of the Company.

"**Manager**" shall mean the **CREDIT INTERNATIONAL CORP.**, an Illinois corporation, with an address c/o SLSF, Attn: Barry Itzkowitz, 6707 Skokie Blvd., Suite 204, Skokie, Illinois 60077, who is the Person designated as such under Article 5 hereof; provided, however, that in the event there shall be any other Person serving as the Company's manager at any time, then the term "Manager" shall refer to such other Person.

"**Material Adverse Change**" shall mean any effect or change that would be in the aggregate materially adverse to the Company, its business, and its Assets , the customer, supplier or employee relationships, condition (financial or otherwise), operating results or operations of the Company or other Person.

"**Member**" shall mean each Person who has executed this Agreement, including, without limitation, execution by means of a joinder to this Agreement ("Joinder Agreement") in a form approved by the Company's legal counsel, and has been admitted as a Member of the Company in accordance with procedures set forth herein, and is not deemed Dissociated; collectively, they shall be the "Members."

"**Membership Interests**" shall mean the entire interest of a Member as a member in the Company, including its Capital Account, its interest in the Company's profits and losses in the event of a Realization Event (as provided in this Agreement), and its right to participate as a

Member.

"**Membership Unit**" **or** "**Unit**" shall mean a unit equal to one percent (1%) of the total Membership Interests described herein.

"**Person**" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of any Person, where the context so permits.

"**Preferred Membership Interests**" shall mean those limited Membership Interests issued to Gasarch and Lobiondo in exchange for the debt held by such Persons, which have no voting rights but which do have a preference or priority in distributions, payment, redemption or upon liquidation and winding up.

"**Realization Event**" means with respect to any class of Units, any transaction which results in the sale of all Units of such class to any third (3rd) party in one (1) transaction or a series of related transactions.

"**Realization Event Net Proceeds**" means the proceeds of any Realization Event after deducting from such proceeds (i) the payment of all transaction expenses related to such Realization Event, and (ii) any other liabilities of the Company existing on the date of such Realization Event, which shall include payment of monies to redeem Preferred Membership Interests.

"**Successor-in-Interest**" shall refer to:

(a) In the case of the death of the Member, the Executor or Administrator of the Member's estate;

(b) In the case of the incapacity of the Member, such Member's legal representative;

(c) If the Member is an entity, the successor or assign by contract or operation of law of such entity; or

(d) In the case of a permitted transfer by a Member during the Transferring Member's lifetime of all or part of such Member's Membership Interest, the transferee or transferees thereof.

"**Transferring Member**" shall mean the Member who sells or otherwise transfers, from or after the date hereof, all or any part of such Member's Membership Interest.

"**Value**" shall mean the fair value of each Member's Percentage Interest, determined in accordance with a formulation calculated by the Company's independent certified public accountant ("Accountant") in accordance with GAAP.

ARTICLE II

FORMATION OF THE COMPANY

1. **Formation.** The parties to this Agreement hereby confirm that they have formed this Company pursuant to the provisions of the laws of the State of Delaware for the purposes, and the period of time and upon the provisions set forth in this Agreement. Ila Joseph Mellul has caused to be filed a Certificate of Formation and Certificates of Amendment to Certificate of Formation for the Company with the Secretary of State of the State of Delaware and the Manager shall execute, acknowledge, swear to and file any other documents required under applicable law as required. As described below, the Manager will manage the business and operations of the Company and shall hereafter satisfy all other requirements of the Act to conduct the business of the Company.

2. **Name**. The name of the limited liability company is 1st Credit of America, LLC, and all business of the Company shall be conducted under such name, or such other name as the Company may determine from time to time.

3. **Principal Place of Business.** The principal office of the Company is located at 300 North Elizabeth Street, Chicago, Illinois 60607, or such other place or places as the Manager shall designate.

4. **Registered Agent**. The Company's initial registered office shall be at the office of its registered agent, 15 East North Street, Dover, Delaware 19901, and the name of its initial registered agent at such address shall be United Corporate Services, Inc. The registered office and registered agent may be changed from time to time by filing the address of the new registered office and the name of the new registered agent with the Secretary of State of Delaware pursuant to the Act.

5. **Officers**. Elie Mellul shall serve as President/Treasurer of the Company.

6. **Term**. The Company shall have a perpetual existence, unless the Company is earlier dissolved in accordance with the provisions of this Agreement or the Act.

7. **Qualification in Other Jurisdictions**. The Manager has the authority to cause the Company to be qualified to do business or registered under assumed or fictitious name statutes or similar laws in any jurisdiction in which the Manager deems it necessary or desirable, including, without limitation, foreign and international jurisdictions. The Manager has the authority to execute, deliver, and file any certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in a jurisdiction in which it may wish to conduct business.

ARTICLE III
BUSINESS OF THE COMPANY

1. **Purposes and Business**. The purposes for which the Company was formed are to:

(a) engage in the transaction of any and all lawful businesses and activities that a limited liability company may carry on under the Act and the laws of any other jurisdiction in which the Company is engaged or authorized to do business, including the conduct of investment activities and any business or activities incidental thereto or in support thereof;

(b) borrow money and issue evidence of indebtedness in furtherance of any or all of the objectives of its business, and to secure the same by mortgage, pledge or other liens;

(c) secure additional investors and Members through the issuance of Membership Interests by private placement, public offering or other means;

(d) create different classes of securities;

(e) create different classes of equity and debt having different preferences;

(f) cause the conversion of the Company from a limited liability company to another form of business entity;

(g) enter into, perform and carry out contracts or take action of any kind necessary to, in connection with, or incidental to the accomplishment of the foregoing purposes;

(h) diversify the Company's investments thereby assisting in the reduction of risks to the Company;

(i) exercise all other powers necessary to or reasonably connected with the conduct of the Company's business that may be legally exercised by limited liability companies under the Act, and to engage in all activities necessary, customary, convenient, or incident to any of the foregoing; and

(j) perform any acts that the Manager, in its discretion, determines to be necessary, desirable or convenient to accomplish the foregoing purposes and all things incident thereto, except to the extent specifically provided otherwise in this Agreement.

ARTICLE IV

CAPITAL CONTRIBUTIONS; MEMBERSHIP INTEREST

1. **Capital Contributions.** The Members of the Company shall make a Capital Contribution in cash in the amounts set forth herein and as delineated on Schedule A. No Member shall receive any interest, salary, or drawing with respect to its Capital Contribution or its Units or for services rendered on behalf of the Company in its capacity as a Member, except as otherwise specifically provided for in this Agreement.

Except as specifically provided in this Agreement or required by law, no Member shall have the right to withdraw or reduce its contributions to the capital of the Company until the Term of the Company expires or the Company dissolves. If a Realization Event occurs, the Members agree to abide by the decision of the holders of a Majority of the Common Membership Interests in connection with the distribution of funds, merger, sale or exchange with regard thereto. No Member shall have the right to demand and receive any distribution from the Company in any form other than cash, regardless of the nature of such

Member's Capital Contribution. No Member shall be personally liable for the losses, debts, liabilities and obligations of the Company, except as required by applicable law. In such event, any such personal liability shall be limited to: (i) the amount of distribution(s) made to the Member in violation of applicable law and the Member's share of any undistributed Assets of the Company.

2. **Loans and Advances.** If any Member loans or advances any funds to the Company in excess of the Capital Contribution required to be made pursuant to this Agreement, such loan or advance shall not be deemed a Capital Contribution to the Company and shall not in any respect increase such Member's interest in the Company. Any such loan or advance shall be recorded in the Company's books and records as a loan or advance.

3. **Capital Accounts.** A Capital Account shall be established and maintained for each Member. The Capital Account for each Member shall be increased by (1) the amount of money contributed by such Member to the Company, (2) the fair market value of property contributed by such Member to the Company (net of liabilities secured by such contributed property that the Company is considered to assume to take subject to under Section 752 of the Code), and (3) allocations to such Member of the Company income and gain (or items thereof), including income and gain exempt from tax and income and gain described in Regulation Section 1.704-1(b)(2)(iv)(g), but excluding income and gain described in subsection (b)(4)(i) of said Regulation, and shall be decreased by (4) the amount of money distributed to such Member by the Company, (5) the fair market value of property distributed to such Member by the Company (net of liabilities secured by such distributed property that such Member is considered to assume to take subject to under Section 752 of the Code), (6) allocations to such Member of expenditures of the Company described in Section 705(a)(2)(B) of the Code, and (7) allocations of the Company loss and deduction (or items thereof) including loss and deduction described in Regulation Section 1.704-(b)(2)(iv)(g), but excluding items described in (6) above and loss or deduction described in subsections (b)(4)(i) or (b)(4)(iii) of such Regulation.

As determined by the Manager, Profits and Losses of the Company from other than Capital Transactions, as of the end of any fiscal year or other period, shall be credited or charged to the Capital Accounts of the Members prior to any charge or credit to such accounts

for Profits and Losses of the Company from any Realization Event as of the end of such fiscal year or other period. The Capital Account for each Member shall be otherwise adjusted in accordance with the additional rules of Regulation Section 1.704-1d(b)(2)(iv).

To the extent an adjustment to the adjusted tax basis of any Company Asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulation Section 1.704-1(b) (2) (iv) (m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with that in which their Capital Accounts are required to be adjusted pursuant to the Regulations.

In cases where Code Section 704(c) would apply to the contribution of property to the Company, the Members Capital Accounts shall be adjusted as set forth in Regulation Section 1.704-1(b) (2) (iv) (g).

In determining the amount of any liability for purposes of this Section, there shall be taken into account Code Section 752 and any other applicable provisions of the Code and Regulations thereunder.

These provisions relating to the maintenance of Capital Accounts are intended to comply with Regulation Section 1.0704-1(b), and shall be interpreted and applied in a manner consistent with that Regulation. If the Manager determines that it is prudent to modify the manner in which the Capital Accounts are computed to comply with the Regulations, or any debit or credits thereto, including, without limitation, debits or credits relating to liabilities that are secured by contributed or distributed property, or that are assumed by the Company or the Members, the Manager may make such modification, provided that it is not likely to have a material adverse effect on the amounts distributable to any Member pursuant to this Agreement upon the dissolution of the Company or Realization Event. The Manager also shall (a) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of Company capital reflected on the Company's balance sheet, as computed for book purposes in accordance with Regulation Section 1.704-1(b) (2) (iv) (q), and (ii) make any appropriate modifications in the event unanticipated events

might otherwise cause this Agreement not to comply with Regulation Section 1.704-1(b).

4. **Classes of Membership Interest**.

Common Membership Interest

At the time of the Second Amended Agreement, the Company had authorized and issued 100 Units of Common Membership Interests to the following Persons in the following percentages:

Name	Percentage Interest
Ila Joseph Mellul	95.5
Miles Lustig, Ltd.	1
Henry Pevitz	1
Paul and Margo Schneider	1
Earl Jaffe	1.5

Upon the approval of the Manager and the holder of the Majority of Common Membership Interests, Ila Joseph Mellul sold, assigned, conveyed and transferred all of her shares of Common Membership Interests in the Company to her Successor-in-Interest, Elie Mellul, and irrevocably resigned as a Member of the Company, effective as of December 31, 2006. Accordingly, Elie Mellul holds a ninety-five and one half percent (95.5%) of the Common Membership Interests in the Company.

Preferred Membership Interest

At the time of the Second Amended Agreement, which was on or about August ___, 2005, the Company had authorized and issued 2.45 billion Units of Preferred Membership Interest, having a Value of $0.001 per Unit, which have the preferences and rights set forth herein. The Company issued a percentage of the total 2.45 billion Units of Preferred Membership Interests to Gasarch and Lobiondo in consideration of their release and cancellation of any and all promissory notes made by the Company as promise(s) for repayment of the Loans (with the exception of Gasarch's line of credit to the Company). The Company issued certain Preferred Membership Interests to Gasarch and Lobiondo in the following percentages:

Name	Percentage Interest
Justin Gasarch	38.78%

James and Denise Lobiondo 61.22%

Since the date of conversion, however, the Company has redeemed 81,500,000 Units of Gasarch's Preferred Membership Interests. Accordingly, as of the date of this Agreement, Gasarch holds 868,500,000 Units of Preferred Membership Interests, with a 35.45 percentage interest.

As between Lobiondo and Gasarch, the Company shall grant priority to Lobiondo in distribution, redemption and liquidation; provided however, Gasarch's interests shall receive priority over any non-Preferred Members and third party creditors not approved by the Preferred Members.

Prior to any distribution to the Members and any creditors of the Company, the Company shall make a preferred payment of twelve percent (12%) per annum to the Preferred Members ("Preferred Payment"). The Company shall pay such Preferred Payment in monthly installments of one percent (1%) per month, in cash, to each Preferred Member in respect of his Preferred Membership Interests, beginning September 15, 2005, and continuing through and including the Redemption Date (as defined below). The Company's failure to make any such monthly Preferred Payment shall be a default under this Agreement, entitling the affected Preferred Member(s) to require immediate redemption of all Preferred Membership Interests, plus accrued and unpaid Preferred Payments. If the Company fails to make any Preferred Payment when due and the affected Preferred Member in writing waives his right to call a default with respect to such unpaid Preferred Payment(s), such payment shall accrue a late charge of one and one half percent (1.5%) per month of the unpaid amount, which shall accumulate until such late payment is paid in full.

Upon any Realization Event, liquidation, dissolution, or winding up of the Company (whether voluntary or involuntary), the Preferred Members shall be entitled to receive from the Company in respect of each Unit of Preferred Membership Interests, prior to and in preference to any distribution or payment to be made with respect to any other Membership Interests or payment to creditors: (i) an amount in cash equal to all accrued and unpaid dividends on each Unit of Preferred Membership Interests; and (ii) an amount in cash equal to the

liquidation value of each such Unit, which shall equal the Redemption Amount (as defined below).

The Company shall be required to redeem all Units of Preferred Membership Interests at a price equal to the sum of the number of Units of Preferred Membership Interests multiplied by the Value of a Unit of Preferred Membership Interests ("Redemption Price"), plus all accrued and unpaid Preferred Payments on or before July 31, 2008 (the "Mandatory Redemption Date"). The Company shall pay Lobiondo first on the Mandatory Redemption Date, then Gasarch.

The Company shall be obligated to redeem all Units of Preferred Membership Interests from each Preferred Member for the respective Redemption Price payable to each upon the demand of a Preferred Member on a date earlier than the Redemption Date if the Company: (1) sells substantially all of its Assets and Properties, (2) merges, consolidates or combines into another company, (3) is sold, (4) has a change in control, (5) enters into a loan agreement or obtains a loan for which the Preferred Members' prior written approval has not been obtained; or (6) raises additional capital.

The Company shall be obligated on the Redemption Date to pay to each Preferred Member (upon his surrender to the Company's principal office of the certificate representing such Units) an amount in cash or in immediately available funds equal to the Redemption Price, plus all accrued and unpaid Preferred Payments in respect thereto. If the funds of the Company legally available for redemption of the Preferred Membership Interests on the Redemption Date are insufficient to redeem the total number of the Units of Preferred Membership Interests to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Units of Preferred Membership Interests plus all accrued and unpaid Preferred Payments, with the balance of such Redemption Price to be paid by the Guarantors. If any Preferred Member agrees in writing to forego full payment of the Redemption Price, at any time thereafter that additional funds of the Company are legally available for the redemption of Units of Preferred Membership Interests, the Company shall use the additional available funds to immediately redeem the maximum possible number of Units of

such Preferred Membership Interests prior to making any distribution to any other Members or creditors.

In the event that the Company, without the prior written approval of each Preferred Member, which approval may or may not be granted in his sole discretion: (a) sells all or substantially all of its Assets, (b) enters into a merger or exchange in which the Company is not the surviving entity; (c) enters into agreements in connection with debt, convertible debt, loans or other financing or the raising of capital with financial institutions, other Members or investors or (d) fails to make any monthly Preferred Payment when due, then on the business day immediately prior to such event, the Company shall redeem, for cash or by wire transfer, all of the Preferred Membership Interests of the Preferred Members and all accumulated but unpaid Preferred Payments. To the extent that the Company's funds are insufficient pursuant to applicable law to make such payments to the Preferred Members, the Guarantors will make such payments. In addition to the foregoing, the Company shall redeem the Preferred Membership Interests of the Preferred Members upon a Material Adverse Change in the Company or the Guarantors, Elie Mellul or Ila Joseph Mellul.

Holders of Preferred Membership Interests have no voting rights. The Members holding a Majority hereby ratify the Company's issuance of these Preferred Membership Interests and the provisions associated therewith.

5. **<u>Tender of Interests</u>**. As of the Effective Date of this Agreement, to benefit the Company and its Members, Elie Mellul has offered to tender to the Company up to thirty (30) Units of Common Membership Interests in consideration of the Company's payment to him for one dollar ($1.00) and the Company will redeem up to thirty (30) Units of Membership Interest to the Company in consideration of one dollar ($1.00). Elie Mellul's redeemed Units will be the Units offered for sale pursuant to the PPO. In the event the accredited investors subscribe to less than thirty (30) Units of Membership Interest upon the closing of the offering, Elie Mellul will retain the balance of the Units and his percentage of Membership Interest will be re-calculated accordingly.

6. **<u>Warrants</u>**. The Members hereby ratify any options and all cumulative warrants and options previously granted by the Company in consideration of the Loans obtained

from the Lenders by the Manager, as well as in consideration of brokering the Loans. The Company has issued to each of Gasarch and Lobiondo an aggregate of thirty-six (36) Warrants (26 Warrants to Gasarch and 10 Warrants to Lobiondo) at an exercise price of thirty thousand dollars ($30,000) per Unit, which upon conversion to Common Membership Interests, may equal up to thirty-six percent (36%) of all of the Membership Interests of the Company. Gasarch and Lobiondo are entitled to exercise such Warrants upon a Realization Event. The Company has issued to Daryl Hersch ("Hersch") one (1) Warrant at an exercise price of fifty thousand dollars ($50,000) for the Unit, which upon conversion to Common Membership Interests, may equal up to one percent (1%) of all of the Membership Interests of the Company. The Hersch Warrant expires on February 2, 2010.

Upon the vote or written approval of Members holding a Majority, the Company may issue other securities and classes of equity interests and debt, having such rights and preferences as the Manager shall recommend; provided, however, that Gasarch and Lobiondo shall have the right to approve the issuance of any new securities. As of the Effective Date of this Agreement, there are no other classes of Membership Interest other than Common Membership Interests and the Preferred Membership Interests. Notwithstanding the foregoing, the Manager is authorized to issue and sell such additional classes of Membership Interests and issue additional Membership Interests as may be necessary to preserve the Company and secure funding.

7. **Roll-Up Transactions**. With the prior consent of the Members holding a Majority of the Common Membership Interests, the Manager may cause the Company to enter into a transaction with a third party that grants such third party the right to purchase the ownership interests in, or the assets of, one or more companies that share common ownership with the Company (an "MFC Facility"). Included in any such transaction (a "Roll-Up Transaction") may be the Units described herein. In the event of such a Roll-Up Transaction, the Manager shall have the right to compel each Member to transfer his, her or its Units to such third party at a price equal to the respective Value of the equity interests in each MFC Facility on a pro-rata basis in accordance with certain factors that shall be applied evenly to all MFC Facilities

included in any such transaction, including without limitation, revenues attributable to each MFC Facility.

8. **Drag-Along Rights**. If Members holding at a Majority of the Common Membership Interests propose to transfer his, her or its Units in one transaction or series of related transactions constituting a Realization Event, the following provisions shall be applicable:

(a) The Manager shall provide written notice thereof to the other Members. Such writing shall set forth a reasonably detailed summary of the economic and other principal terms of the transaction.

(b) If the transaction is structured as a merger or consolidation of the Company, or a sale of all or substantially all of the Company's assets, the other Members shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale.

If the transaction is structured as a sale of all the Units of the Company, the other Members shall each agree to sell their Units (or a portion thereof), in the same proportion of the Units proposed to be transferred by such on the same terms and conditions as the Units sold by the Member(s) holding a Majority in such sale (including as to consideration and timing thereof, representations, indemnities and other matters).

(c) The other Members shall in a timely manner take all necessary or appropriate actions in connection with the consummation of the transfer, including without limitation, the execution of such agreements and such instruments and other actions reasonably necessary to (1) provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such transfer and (2) effectuate the allocations and distribution of the aggregate consideration upon the transfer, and the consummation of such transactions.

ARTICLE V

DISTRIBUTIONS

1. **Fiscal Year.** The fiscal year of the Company shall be the calendar year.

2. **Profits and Losses.** The Members shall own an interest in the Company and all net profits, net losses, credits, deductions and all other items of the Company shall be allocated to, or be borne by, the Members pro-rata in proportion to the number of Units owned by a Member, as applicable, to the total number of Units owned by all of the Members in the aggregate.

No Member shall be allocated any item of loss or deduction to the extent said allocation will cause or increase any deficit in said Member's Capital Account as of the end of the tax year to which such allocation relates. In determining the above, a Member's Capital Account shall be reduced for the items described in Regulation Sections 1.704-I(b)(2)(ii)(d)(4), (5), and (6). If any Member with a deficit in its or her Capital Account unexpectedly receives any adjustment, allocation or distribution described in Regulation Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6), then items of income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate the deficit in said Member's Capital Account created by such adjustment, allocation, or distribution as quickly as possible. In the event any Member has a deficit in his or her Capital Account at the end of any tax year that is in excess of the sum of (i) the amount such Member is obligated to restore and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentence of Regulation Section 1.704(b)(4)(iv)(f), each such Member shall be specially allocated items of income and gain in the amount of such excess as quickly as possible.

Notwithstanding the preceding provisions of this Section, the following special allocations shall be made in the following order:

(1) Minimum Gain Chargeback – Except as otherwise provided in Trea. Reg. Section 1.704-2(f), if there is a net decrease in partnership minimum gain (within the meaning of Trea. Reg. Sections 1.704-2(b)(2) and 1.704-2(d)) during any fiscal year, each Member shall be allocated items of the Company's income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Member's share of the net decrease in partnership minimum gain, determined in accordance with Trea. Reg. Section 1.704-2(g). Allocations made pursuant to the preceding sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so

allocated shall be determined in accordance with Trea. Reg. Sections 1.704-2(f)(6) and 1.704-2(j)(2). This provision is intended to comply with the minimum gain chargeback requirement in Trea. Reg. Section 1.704-2(f) and shall be interpreted consistently therewith.

(2) Partner Minimum Gain Chargeback – Except as otherwise provided in Trea. Reg. Section 1.704-2(i)(4), if there is a net decrease in partner nonrecourse debt minimum gain attributable to a partner nonrecourse debt during any fiscal year, each Member who has a share of the partner nonrecourse debt minimum gain attributable to such partner nonrecourse debt, determined in accordance with Trea. Reg. Section 1.704.2(i)(5), shall be allocated items of the Company's income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Member's share of the net decrease in partner nonrecourse debt minimum gain attributable to such partner nonrecourse debt, determined in accordance with Trea. Reg. Section 1.704-2(i)(4). Allocations made pursuant to the preceding sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Trea. Reg. Sections 1.704-2(i)(4) and 1.704-2(j)(2). As used herein, "partner nonrecourse debt" has the meaning set forth in Trea. Reg. Section 1.704-2(b)(4). As used herein, "partner nonrecourse debt minimum gain" shall mean an amount, with respect to each partner nonrecourse debt, equal to the partnership minimum gain (within the meaning of Trea. Reg. Sections 1.704-2(b)(2) and 1.704-2(d)) that would result if such partner nonrecourse debt were treated as a nonrecourse liability (within the meaning of Trea. Reg. Section 1.704-2(b)(3)) determined in accordance with Trea. Reg. Section 1.704-2(i)(3). This provision is intended to comply with the minimum gain chargeback requirement in Trea. Reg. Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(3) Qualified Income Offset – In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Trea. Reg. Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of the Company's income and gain shall be allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, any adjusted capital account deficit in such Member's Capital Account, as quickly as possible, provided that an allocation pursuant to this provision shall be made only if and to the

extent that such Member would have a Adjusted Capital Accounts Deficit in such Member's Capital Account after all other allocations provided for in this Section have been tentatively made as if this provision were not in this Agreement. As used herein, "Adjusted Capital Accounts Deficit" shall mean the deficit balance, if any, in a Member's Capital Account at the end of the relevant fiscal year after the following adjustments: (i) credit the minimum gain chargeback to such Capital Account that the Member is obligated to restore pursuant to the penultimate sentences of Trea. Reg. Sections 1.704-2(g)(1) and 1.704-2(i)(5); and (ii) debit the items described in Trea. Reg. Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) to such Capital Account. This provision is intended to constitute a qualified income offset within the meaning of Trea. Reg. Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(4) Gross Income Allocation – In the event any Member has a deficit Capital Account at the end of any fiscal year which is in excess of the sum of the amounts such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Trea. Reg. Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Member shall be allocated items of the Company's income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this provision shall be made only if and to the extent that such Member would have a deficit in such Member's Capital Account in excess of such sum after all other allocations provided for in this Section have been tentatively made as if this provision and the provisions of clause (3) above were not in this Agreement.

(5) Nonrecourse Deductions – Nonrecourse deductions (within the meaning of Trea. Reg. Section 1.704-2(b)(1)) for any fiscal year shall be allocated among the Members in proportion to the Members' Percentage Interests.

(6) Partner Nonrecourse Deductions – Any partner nonrecourse deductions (within the meaning of Trea. Reg. Sections 1.704-2(b)(1) and 1.704-2(b)(2)) for any fiscal year shall be allocated to the Member who bears the economic risk of loss with respect to the partner nonrecourse debt (within the meaning of Trea. Reg. Section 1.704-2(b)(4)) to which such partner nonrecourse deductions are attributable in accordance with Trea. Reg. Section 1.704-2(i)(1).

(7) Other Mandatory Allocations – In the event Section 704(c) of the

Internal Revenue Code or the Regulations thereunder require allocations in a manner different than that set forth above in this Section, the provisions of Section 704(c) and the Regulations thereunder shall control such allocations among the Members.

It is the intention of the Members that the allocations hereunder shall be deemed to have "substantial economic effect" within the meaning of Section 704 of the Code and Trea. Reg. Section 1.704-1. Should the provisions of this Agreement be inconsistent with or in conflict with Section 704 of the Code or the Regulations thereunder, then Section 704 of the Code and the Regulations shall be deemed to override the contrary provisions hereof. If Section 704 or the Regulations at any time require that limited liability company operating agreements contain provisions that are not expressly set forth herein, such provisions shall be incorporated into this Agreement by reference and shall be deemed a part of this Agreement to the same extent as though they had been expressly set forth herein, and the Manager shall be authorized by an instrument in writing to amend the terms of this Agreement to add such provisions, and any such amendment shall be retroactive to whatever extent required to create allocations with a substantial economic effect.

3. **Distribution of Net Cash Flow**. The Company does not intend to make distributions with respect to Units; provided, however, that the Manager shall have sole discretion to determine that the Company's financial condition and compliance with the Act permits such distributions. Therefore, a Member cannot, and should not, rely on distributions from the Company to cover its tax liability associated with a gain or loss to such Units, if any. Instead, a Realization Event must occur in order for a Member holding Common Membership Interests to realize the value, if any, of its investment per the terms of this Agreement. The Manager shall have the sole discretion to determine whether the Company will make distributions of the Company's net cash flow to the Members, less such reasonable reserves as the Manager shall determine to be necessary for present operations and future contingencies. For purposes hereof, "net cash flow" shall be the net profits or losses of the Company for the Fiscal Year as determined by the Company's accountants, plus an amount added back to the net profits or losses that is equal to the amount deducted during such period for depreciation, accrued but unpaid interest and other non-cash charges deducted; and an amount equal to the

total paid during such period for mortgage amortization, capital improvements and previously accrued but unpaid interest shall be subtracted. Any distributions of net cash flow to the Members, *if made*, shall be made on a pro-rata basis in proportion to the number of Units owned by a Member, as applicable, to the total number of Units owned by all of the Members in the aggregate.

4. **Distributions Following a Realization Event**. The net cash proceeds (hereinafter referred to as "Realization Event Net Proceeds") resulting from a Realization Event after deducting all related expenses related to such Realization Event, shall be distributed and applied in the following order of priority:

(i) to pay any debts or liabilities of the Company, including, but not limited to, all commissions and other expenses thereof, any loans or advances (together with interest thereon) made to the Company by the Manager or any Affiliate of the Manager and all necessary expenses of liquidation, if applicable;

(ii) to establish any reserves that the Manager deems reasonably necessary to provide for any contingent or unforeseen liabilities or obligations of the Company, provided, however, that at the expiration of such period of time as the Manager deems advisable, the balance of such reserves remaining after the payment of such contingencies shall be distributed to the Members in accordance with subsections (iii) and (iv) below;

(iii) to the Members, in accordance with, and proportionate to, their positive Capital Account balances (until reduction of the positive Capital Account balances to zero); and

(iv) to the Members pro-rata in proportion to the number of Units owned by a Member, as applicable, to the total number of Units owned by all of the Members in the aggregate.

ARTICLE VI

MANAGEMENT OF THE COMPANY

1. **Manager's Rights and Responsibilities**. The business and affairs of the Company shall be managed by, and all Company decisions shall be made by, the Manager, unless otherwise provided herein or required by the Act. The Manager shall have the authority

to do any and all acts necessary or convenient to or for the furtherance of the purposes described herein and in that certain Management Agreement by and between the Company and Manager, as may be amended from time to time ("Management Agreement"), including all powers, statutory or otherwise, advisable or consistent in connection therewith.

The Manager shall devote such time and effort to the Company as it deems reasonable in its discretion and may retain agents and employees, including affiliates of the Manager, to assist with the management of the Company, pursuant to the terms of the Management Agreement.

The Manager shall have the following powers and may take the following actions without the approval or consent of any of the Members, which is not in limitation of the powers conferred on the Manager by law and as otherwise provided in this Agreement:

(a) to hire, as applicable, and oversee the activities of the parties serving as agents, contractors or employees of the Company;

(b) to borrow money on behalf of the Company upon such terms and conditions as the Manager may deem advisable and proper, whether in the ordinary course or otherwise; provided, however, that all financing obtained by the Company shall impose no personal liability on the Manager or any Member without such party's written consent;

(c) to finance, refinance, recast, consolidate, modify, renew or extend Company obligations and other instruments, in whole or in part, concerning any Company property, consistent with the Company's written agreements;

(d) to hold Company property in the name of a nominee;

(e) to make appropriate elections permitted under any applicable tax law;

(f) to contract with the Manager or any Member, or any affiliate of any of the foregoing, for supplying goods and services to the Company, so long as the same is done at prevailing market rates;

(g) to change the principal office and registered agent of the Company;

(h) to employ agents, attorneys, auditors, accountants and depositories, and to grant powers of attorney;

(i) to extend, and otherwise modify, amend or otherwise act with respect to Company matters as the Manager deems advisable or proper in the interests of the Company;

(j) to permit the Company to employ Persons and Entities in the operation and management of the Company on such terms as the Manager deems appropriate, pursuant to the terms set forth in the Management Agreement;

(k) to permit the Company to enter into any contract of insurance pursuant to the terms of the Management Agreement;

(l) to admit a Person as a member in the Company;

(m) to establish additional classes of members and to admit additional Persons as members to such additional classes, having such the rights and preferences of such additional classes of members as the Manager in his sole discretion shall determine, which rights may be more favorable than the rights and preferences of the Members holding Common Membership Interests;

(n) to approve the dissolution of the Company in accordance with Section 18-801 of the Act;

(o) to approve the sale, exchange, lease, or other transfer of all or substantially all of the Assets of the Company;

(p) to adopt, amend, restate or revoke the Certificate of Formation of the Company or this Agreement, subject to the terms set forth herein;

(q) to approve a merger or consolidation of the Company with or into another limited liability company or other entity; and

(r) to approve the public or private sale of securities of the Company.

It is acknowledged that the Manager may act as an agent of the Company for the purpose of its business, and the acts of the Manager, including the execution in the name of the Company of any instrument, for apparently carrying on in the usual way the business of

the Company, binds the Company, unless (i) the Manager has in fact no authority to act for the Company in the particular matter and (ii) the Person with whom it is dealing has knowledge of the fact that the Manager has no such authority. No Member is authorized to act as an agent of the Company for the purpose of its business and each Member agrees to take no action on behalf of the Company.

The Manager shall serve as the manager of the Company until the earlier of its resignation or its dissolution, upon which the successor Manager of the Company shall be the Person designated by the Manager by letter (the "Letter") to the Company prior to the Manager's resignation or dissolution. In the event the Manager ceases to be the Manager of the Company, and there is either (a) no Letter in place designating a successor manager or (b) the Person designated in the Letter is incapable of serving as manager of the Company, then, in such event, a successor manager shall be selected by the vote of a Majority of the Members of the Company.

It is understood that the Manager shall be entitled to a management fee from the Company in an amount to be commensurate with the services then being provided by the Manager's Director, Elie Mellul, not to exceed Sixty Thousand Dollars ($60,000.00) in the aggregate per month ("Management Fee"), as more particularly set forth in the Management Agreement. The Manager shall not be entitled to receive a fee from the Company with respect to the services of any other employee of the Manager, it being understood that the Management Fee shall encompass all costs and expenses incurred by the Manager in managing the Company; provided, however, the above does not intend to include the services of the Company's employees or independent contractors that are hired by Manger on the Company's behalf. The Management Fee, any amounts advanced for the benefit of the Company, and any out of pocket disbursements incurred on behalf of the Company shall be payable in accordance with the terms set forth in the Management Agreement.

2. **Tax Matters Partner**. The Manager shall serve as the "Tax Matters Partner" of the Company under Code Section 6231(a)(7) and Treas. Reg. § 301.6231(a)(7)-1, provided that the Manager may at any time hereafter designate from among the Members a different Tax Matters Partner. Each Member, by its execution of this Agreement or an

appropriate Subscription Agreement, consents to such designation of the Tax Matters Partner and agrees to execute, certify, acknowledge, deliver, swear to, file, and record at the appropriate public offices such documents as may be necessary or appropriate to evidence such consent. The Tax Matters Partner shall have the power to manage and control, on behalf of the Company, any administrative proceeding at the Company level with the Internal Revenue Service relating to the determination of any item of Company income, gain, loss, deduction, or credit for federal income tax purposes. In furtherance of the foregoing, the Tax Matters Partner shall have all the powers and responsibilities of such position provided in the Code and (a) shall promptly furnish the Internal Revenue Service with information sufficient to cause each Member to be treated as a "notice partner" as defined in Code Section 6231(a)(8), and (b) shall not file any action or suit, extend any statute of limitations, or settle any action or suit relating to the Company tax matters without first notifying each Member and obtaining the consent of Members owning a Majority of the Common Membership Interests. Reasonable expenses incurred by the Tax Matters Partner, in its capacity as such, will be treated as Company expenses hereunder. Any Member shall have the right to participate in any administrative proceedings relating to the determination of partnership tax items at the Company level.

3. **Voting Rights**. If, on and after the Effective Date of this Agreement, the approval or vote of the Members holding Common Membership Interests is required under this Agreement or pursuant to the Act, such approval shall be deemed given upon the vote or approval of Members holding a Majority.

ARTICLE VII

TRANSFER AND SALE OF MEMBERSHIP INTEREST

1. **Reduction/Increase of Percentage of Common Membership Interest**. Each Member hereby specifically acknowledges and agrees that, in the event additional members are admitted to the Company and issued Common Membership Interests, all of the then current Members' Common Membership Interests in the Company will be reduced proportionately or, alternatively, if the Company purchases the Units of Common Membership Interests in the Company owned by a Member in accordance with the terms hereof, all of the then current Members' Common Membership Interests in the Company will be increased proportionately, and, in either event, the Manager shall have the authority to amend Schedule A attached hereto accordingly.

2. **Transfer and Sale Restrictions**. Other than specifically permitted by this Agreement and in compliance with the applicable securities laws, no Member shall sell, assign, transfer, mortgage or otherwise encumber its interest in the Company, or any part thereof, or in its assets, or enter into any agreement of any kind that would result in any Person becoming interested with any Member in the Company, except that a Member may transfer the economic rights to its interest in the Company (i.e., the right to such Member's share of the profits and losses of the Company and the right to receive distributions from the Company) to (a) Successor-in-Interest or, (b) an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (collectively a "Permitted Transferee"); provided, however, that the Transferring Member shall remain liable with respect to all of his or her obligations created or referred in this Agreement. The transfer of economic rights to any Permitted Transferee as provided for above shall be subject to the Manager's approval, which approval may be withheld or conditioned in the Manager's sole discretion. The transfer does not create or grant any other rights (except such transferred economic rights) or obligations of membership in the Company hereunder to the Permitted Transferee, and under no circumstances shall any Permitted Transferee be considered a Member of the Company for the purposes of this Agreement, unless a Majority of the holders of Common Membership Interests so consent or approve. Any attempted sale, assignment, transfer, mortgage or other encumbrance of a

Member's Membership Interest (whether Common or Preferred) in the Company in violation of the foregoing shall be void and may, in the discretion of the Manager, result in Dissociation of such Member.

3. **Restrictions on Sale of Interests**. Except as otherwise set forth above, if, at any time, any Member holding Common Membership Interests (the "Selling Member") desires to make an *inter vivos* disposition of all, or any part, of its Units of membership interest in the Company to any third-party individual or entity (the "Offeror"), it shall give written notice of his wish to do so (the "Notice of Intent to Sell") to the Company and the other holders of Common Membership Interests ("Remaining Members"), which notice shall specify the name of the Offeror, the number of Units of Membership Interests that the Selling Member proposes to sell (the "Offered Interest"), and all other material terms and conditions of the proposed transaction. All holders of Common Membership Interests agree that the purchase price for a Unit of Common Membership Interests shall be the Value on the date that the Selling Member tenders his offer. The Accountant's determination of the Value shall conclusively bind all parties. The Company or the Remaining Members, as the case may be, shall then have the option to purchase all, but not less than all, of the Offered Interest on the same terms as are contained in the offer in accordance with subsection (a), below.

(a) If the financial condition of the Company and compliance with the Act permits a distribution to Members, the Company shall be entitled, though not required, to purchase all of the Offered Interest from the Selling Member upon written notice to the Selling Member no later than sixty (60) days following its receipt of the Notice of Intent to Sell. If the Company's financial condition and compliance with the Act would not permit a purchase of the Selling Member's Units under the Act, then the Remaining Members may purchase such interests on a pro rata basis or such other basis to which they all agree in writing.

(b) The closing for any purchase and sale of the Offered Interest shall take place seventy-five (75) days following receipt by the Company and the Remaining Members of the Notice of Intent to Sell, or such other time as may be mutually agreed-upon by the parties.

(c) If neither the Company, nor the Remaining Members shall have elected to purchase all of the Offered Interest in accordance with subsection (a) above, then the Selling Member shall be required to retain its Common Membership Interests until such time as the Company engages in a Realization Event or the Company later elects to purchase the Offered Interest or the Member is permitted to transfer the Interest to a Permitted Transferee.

4. At their own cost and expense, any Permitted Transferee and Offeror shall execute and deliver a legally enforceable agreement expressly assuming all of the terms, conditions, covenants and agreements of this Agreement, and such other documentation as the Manager may reasonably require, which agreement and documentation the Person shall deliver to the Manager. If the Offered Interest shall not be disposed of in accordance with the terms of the bona fide offer to the Offeror within a period of one hundred twenty (120) days after the Selling Member delivers the Notice of Intent to Sell, then the Offered Interest may thereafter be sold only after reinstituting the process set forth in this Section.

5. In the event of (i) a transfer of any interest in the Company, or (ii) any other circumstance in which an election under Section 754 of the Internal Revenue Code, as amended, may be appropriate, the Transferee shall have the right to cause the Company to make the election permitted by Section 754 of the Internal Revenue Code, as amended; provided, however, that such election shall be allowable at the time and the other Members are not detrimentally affected by the election.

ARTICLE VIII
DISSOLUTION

1. The Company shall be dissolved upon the occurrence of any of the following events:

(a) the sale or transfer of all or substantially all of the Assets of the Company;

(b) the Company ceases its business operations;

(c) the Manager determines to dissolve the Company; or

(d) the entry of a decree of judicial dissolution.

2. The bankruptcy, death, dissolution, expulsion or incapacity of any Member shall not cause the dissolution of the Company. If an individual dies, such affected

Member's personal representative, executor, administrator or Successor-in-Interest shall have all of the rights of a Member for the purpose of managing or settling the Member's estate, and such representative shall have the right, subject to the terms hereof, to assign the affected Member's interest to the affected Member's beneficiaries (if the Member is a trust), spouse, child, grandchild, spouse of a child or grandchild, or a trust for the exclusive benefit of any of the foregoing. Any of the above-listed transferee(s) of such affected Member's interest in the Company shall be deemed a Member of the Company with all of the rights and obligations of a Member provided for herein. The affected Member's interest may not be assigned to any other party unless the Manager consents to the assignment to such other party(parties).

3. In the event of the dissolution of the Company, the business and affairs of the Company shall continue to be governed by this Agreement during the winding up of the Company's business and affairs.

4. The Manager shall serve as the liquidating agent ("Liquidating Agent") for purposes of winding up the Company. The Liquidating Agent shall immediately commence to wind up the Company's affairs upon dissolution of the Company; provided, however, that a reasonable time shall be allowed for the orderly liquidation of the Assets and the satisfaction of liabilities to creditors so as to enable the Members to minimize the normal losses attendant upon a liquidation. The proceeds of liquidation shall be distributed as realized, in the following order and priority:

(a) to creditors of the Company, including the Manager and Members who are creditors, to the extent otherwise permitted by law, in satisfaction of the liabilities of the Company (whether by payment or the making of reasonable provision for payment thereof), other than liabilities for distributions to Members;

(b) to Members and former Members in satisfaction of liabilities for distributions declared pursuant to the terms set forth in Article 4; and

(c) the remaining proceeds of liquidation to Members in proportion to their respective Percentage Interests after the Units are properly tendered for redemption as determined by the Manager.

5. On dissolution of the Company, the Liquidating Agent may reserve an amount adequate to assure payment of all fees and expenses of the Company and to provide for any other liabilities of the Company incurred or to be incurred, including contingent or

anticipated liabilities, and finally, shall dispose of any balance of such amount in the manner provided above.

6. The Liquidating Agent may continue to operate the Company's business with all the power and authority of the Manager until final distribution. The Liquidating Agent shall cause an accounting by independent public accountants of the Company's Assets, liabilities, operations, and liquidating distributions to be given to the Members, which it shall do as promptly as possible after dissolution and again after total liquidation.

7. The Company shall be deemed terminated upon completion of the distribution of the Company Property as provided in this Section, and the Manager shall file a Certificate of Cancellation with the Secretary of State of Delaware pursuant to the Act and shall take such other actions as may be necessary to terminate the existence of the Company. Upon completion thereof, the Manager shall be discharged from all further liabilities and duties hereunder and the rights and interests of the Members shall thereupon cease. The Manager shall also execute an instrument in writing setting forth the facts of such termination and include the same with the records of the Company.

ARTICLE IX
ADMINISTRATIVE FUNCTIONS

1. **Books and Records**. At the end of each calendar year, such appropriate information as may be required by each Member for the purpose of preparing its income tax return for that year, and if requested, a copy of the entire Company tax return, shall be furnished to each Member. In addition, (a) within ninety (90) days following the end of each calendar quarter, the Company shall furnish each Member with unaudited financial statements of the Company for such quarter and (b) within one hundred twenty (120) days following the end of each calendar year, the Company shall furnish each Member with audited financial statements of the Company for such year. The books and records of the Company shall be kept at the principal place of business of the Company, or in such other place as designated by the Manager.

2. **Competing Business Activities**. The Manager, the Guarantors and their respective Affiliates shall not directly or indirectly manage, be employed by, be consultants of, engage in or invest in, any businesses, Entities or ventures that compete with the business of the Company; provided, however, such prohibition shall not apply to an investment in a public

company that is less than one percent (1%) of such public company's outstanding and issued securities.

3. **Indemnification.** The Company shall indemnify and hold the Manager, the Members, and the Manager's and the Members' permitted successors and assigns (collectively the "Indemnified Persons") harmless from and against any and all liabilities reasonably incurred by any such Indemnified Persons in connection with the defense or disposition of any proceeding in which any such Indemnified Person may be involved, or with which any such Indemnified Person may be threatened, which proceeding concerns or arises out of any act that is performed by the Indemnified Person, including any act of active negligence or any omission or failure to act if (i) the performance of the act or the omission or failure was done in good faith and within the scope of the authority conferred upon the Indemnified Person by this Agreement or by law, except for acts that constitute breach of fiduciary duty, knowing violation of law, willful misconduct, gross negligence or reckless disregard of duties or (ii) a court of competent jurisdiction determines upon application that, in view of all of the circumstances, the Indemnified Person is fairly and reasonably entitled to indemnification for such liabilities as such court may deem proper.

ARTICLE X
MISCELLANEOUS

1. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Any party that receives an assignment of the interest of a Member in accordance with the terms hereof shall be required to execute and deliver to the Company a legally enforceable agreement expressly assuming all of the terms, conditions and covenants of this Agreement and such other documents as the Manager shall reasonably require prior to such assignment becoming effective.

2. Except with respect to interpretation of the Act as it applies hereto, this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed wholly in such State. The Company, the Manager, and the Members hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Illinois located in Cook County, Illinois or the United States District Court for the Northern District of Illinois for any actions, suits or

proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and agree not to commence any action, suit or proceeding relating thereto except in such courts). The Company, the Manager, and the Members also hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Illinois located in Cook County, Illinois or the United States District Court for the Northern District of Illinois and hereby further and unconditionally waive and agree not to plead or claim in any such court that such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

3. This Agreement sets forth the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior and contemporaneous agreements, arrangements and understandings, express or implied, oral or written, relating to the subject matter hereof.

4. This Agreement may be amended or modified only by a written instrument executed by the Manager and provided to the Members; except that the Manager may not amend this Agreement to adversely affect the rights or obligations of the Members set forth herein without the written consent of a Majority of the Members. For purposes of determining voting percentages and whether there is a Majority or a certain percentage in interest of the Members under any provision of this Agreement that so requires, each Member entitled to vote, shall be considered to have a voting interest equal to the percentage obtained by (i) dividing the number of Units owned by such Member by the total number of Units owned by all of the Members in the aggregate and (ii) multiplying such number by 100.

5. The failure of a party at any time or times to require performance of any provisions hereof shall in no manner affect the party's right at a later time to enforce the same. No waiver by any party of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach or of the breach of any other term of this Agreement. No breach of any provision of this Agreement may be waived orally.

6. Reference to this Agreement herein shall include any amendment or renewal hereof.

7. If any provision of this Agreement shall be held to be invalid or

unenforceable, such invalidity or unenforceability shall attach only to such provision and only to the extent such provision shall be held to be invalid or unenforceable and shall not in any way affect the validity or enforceability of the other provisions hereof, all of which provisions are hereby declared severable, and this Agreement shall be carried out as if such invalid or unenforceable provision or portion thereof was not embodied herein.

8. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

9. The headings in this Agreement are solely for the convenience of the parties, and are not intended to and do not limit, construe or modify any of the terms and conditions hereof.

10. None of the provisions of this Agreement shall be for the benefit of, or be enforceable by, any creditors of the Company.

11. Words and phrases used herein in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender, unless the context requires otherwise.

12. Notwithstanding anything to the contrary stated herein, neither the Manager nor any Member, nor any permitted successor and assign of the Manager or any Member, shall be liable, responsible or accountable in damages or otherwise to the Manager, any Member or the Company for any errors in judgment, for any act, including any act of active negligence, performed by such Person, or for any omission or failure to act, if the performance of such act or such omission or failure is done in good faith, is within the scope of the authority conferred upon such Person by this Agreement or by law and does not constitute breach of fiduciary duty, willful misconduct, gross negligence or reckless disregard of duties.

13. All notices or other documents to be delivered hereunder shall be deemed to be fully delivered if hand delivered or sent by Federal Express or other recognized air courier service for overnight delivery to the addresses set forth on Schedule A hereto or such other addresses as may have been furnished to the other parties in writing in accordance with this Section 13. All notices or other documents shall be deemed received on the date of delivery, or, if delivered by Federal Express or other recognized air courier service, on the date appearing on the return receipt therefor.

Signature Pages Follow

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Operating Agreement of 1st CREDIT OF AMERICA, LLC, as of the Effective Date set forth in the first paragraph of this Agreement.

WITNESS/ATTEST:

1st CREDIT OF AMERICA, LLC, a Delaware limited liability company

By: CREDIT INTERNATIONAL CORP., an Illinois corporation, its Manager

____________________________ By: ____________________________
Elie Mellul, Director

____________________________ ____________________________
Elie Mellul, Member

____________________________ ____________________________
Miles Lustig, Ltd., Member

____________________________ ____________________________
Henry Pevitz, Member

____________________________ ____________________________
Paul Schneider, Member

____________________________ ____________________________
Margo Schneider, Member

____________________________ ____________________________
Earl Jaffe, Member

CREDIT INTERNATIONAL CORP., an Illinois Corporation, as Manager

____________________________ By: ____________________________
Elie Mellul, Director

SCHEDULE
Members/Membership Interest

1st CREDIT OF AMERICA LLC

SECOND AMENDED AND RESTATED OPERATING AGREEMENT

If the Member is an INDIVIDUAL, or if held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

______________________ Print Name(s)	______________________ Social Security Number(s)
______________________ Signature of Member	______________________ Signature of Member, if more than one
______________________ Number of Units/Dollar Amount	
______________________ Date	______________________ Address

Notarized by:

If the Member is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

______________________ Name of Partnership, Corporation Limited Liability Company or Trust	______________________ Type of Entity
By:______________________ Name:____________________ Title:_____________________	______________________ Federal Taxpayer Identification Number
______________________ Number of Units/Dollar Amount	______________________ State of Organization
______________________ Date	______________________ Address

SCHEDULE A

COMMON MEMBERSHIP INTEREST

Name of Member	Address	Capital Contribution	Units of Interest	Percentage of Interest
Elie Mellul	3900 North Maple Northbrook, IL 60062	$______	95.5	95.5
Miles Lustig, Ltd.	2818 Woodmere Drive Northbrook, IL 60062	$50,000	1	1
Henry Pevitz	95 Revere Drive, #B Northbrook, IL 60062	$50,000	1	1
Paul & Margo Schneider	2092 Clavey Road Highland Park, IL 60035	$50,000	1	1
Earl Jaffe	654 Picardy Circle Northbrook, IL 60062	$75,000	1.5	1.5
To be provided in separate joinder agreements	______________	_____	_______	______

SCHEDULE A, Cont'd

PREFERRED MEMBERSHIP INTERESTS

Name of Member	Address	Capital Contribution	Units of Interest	Percentage of Interest
Justin Gasarch	29 Beach Road Monmouth Beach, NJ 07750	$868,500	868,500,000	35.45%
Denise and James Lobiondo	951 Ocean Avenue Seabright, NJ 07760	$1,500,000	1,500,000,000	61.22%

EXHIBIT B to PPM
March 28, 2007

Form of

JOINDER AGREEMENT
For
THIRD AMENDED AND RESTATED OPERATING AGREEMENT OF 1ST CREDIT OF AMERICA, LLC

This Joinder Agreement ("Joinder Agreement"), dated as of March 28, 2007 (the "Effective Date"), is executed and delivered pursuant to that to that certain Third Amended and Restated Operating Agreement of 1st Credit of America, LLC ("Operating Agreement") for 1st Credit of America, LLC (the "Company") and that certain subscription agreement, dated as of the date hereof, by and between the Company, and each Person, having an address listed on the signature page who is a purchaser of Units of Common Membership Interests ("Subscription Agreement"). Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Operating Agreement.

RECITALS

WHEREAS, pursuant to the Operating Agreement and Subscription Agreement, dated the date hereof, each Person whose authorized signature, name and address appears on the signature page has purchased units of Common Membership Interests of the Company (the "Units") in the number set forth in the Subscription Agreement; and

WHEREAS, a condition precedent to becoming a member of the Company ("Member"), each such Person is obligated to execute and deliver to the Company its agreement to the Operating Agreement through execution of this Joinder Agreement; and

NOW WHEREFORE, each Member agrees as follows:

1. The Member repeats and reiterates the statements contained in the Recitals as if the same were set forth at length herein.

2. The Member acknowledges that he or she has received a copy of the Operating Agreement and the Subscription Agreement and understands such documents; the Member has had the opportunity to review such documents and the confidential private placement memorandum regarding the Company with advisors of the Member's choosing.

3. The Member agrees that all of the provisions of the Operating Agreement shall apply to it and to this Joinder Agreement as if they were fully set forth herein.

4. The Member further agrees that all of the terms and conditions of the Operating Agreement shall govern with respect to the rights, obligations and liabilities of the Person as a Member.

5. The Member agrees that the representations and warranties contained in the Subscription Agreement are applicable to the Member and will continue to be true and correct.

6. The Member agrees to abide by the terms and conditions of the Company's Operating Agreement, as amended by this Joinder Agreement, and accept all of the rights and obligations of a limited economic interest member of the Company.

7. This Joinder Agreement may be signed in counterparts.

Each Person whose name appears below on this signature page has executed and delivered this Joinder Agreement to the Company on the Effective Date.

Print Name of Member and title if applicable	Authorized Signature for Member	Address

EXHIBIT C to PPM
March 28, 2007

SUBSCRIPTION AGREEMENT
for
FIRST CREDIT OF AMERICA, LLC

FIRST CREDIT OF AMERICA, LLC
300 North Elizabeth Street Suite 220-B
Chicago , IL 60607

Date: March 28, 2007

Ladies and Gentlemen:

The undersigned subscriber (the "Subscriber," "he," or words of similar import), hereby executes and delivers to the Company:

(i) this Subscription Agreement (this "Subscription" or "Agreement") in connection with the purchase of fractional or whole units of Common Membership Interests (the "Units") of First Credit of America, LLC, a Delaware limited liability corporation (the "Company"),

(ii) Subscriber's irrevocable offer to purchase the fractional and/or whole Units described in Schedule A to this Subscription, which Schedule is attached hereto and incorporated herein;

(iii) payment of the Purchase Price (as defined below), for such Units as set forth in Schedule A; and

(iv) that certain joinder to the Third Amended and Restated Operating Agreement, dated as of March 1, 2007 ("Joinder Agreement") to the Company.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Company's Confidential Private Offering and Placement Memorandum for Accredited Investors, dated as of March 28, 2007 and the documents and exhibits attached thereto ("PPM").

1. **Acceptance**. Subscriber acknowledges that, as to Subscriber, this Subscription is irrevocable, but is conditioned upon the Company's review and acceptance. Upon acceptance by the Company, the Company shall return to Subscriber a copy of this Subscription executed by the Company and Company shall be entitled to use the funds paid by Subscriber for the purchase of fractional or whole Units. Subscriber acknowledges and agrees that the Company has the right to reject in its absolute discretion this and any other subscription for Units, in whole or in part, in any order, at any time prior to a Closing Date, notwithstanding prior receipt by Subscriber of notice of acceptance of Subscriber's Subscription. If the Company rejects Subscriber's tender, it will return the tendered purchase price to Subscriber within 30 days.

2. **Agreement to Purchase**. Subject to the terms hereof, Subscriber shall tender his offer for the fractional or whole Units in the Company for the amount specified in Schedule A (the "Purchase Price"). Upon the Company's acceptance of this Subscription, signed Joinder Agreement and a check or wire transfer (see wire instructions on Schedule B) in the amount of the Purchase Price, payable to the Company.

3. **Representations and Warranties of Subscriber**. Subscriber hereby represents and warrants as follows:

(a) Subscriber has been provided with all documents and other information and has received answers to questions that Subscriber has deemed necessary to evaluate an investment in the Company. Subscriber has also received and reviewed the Operating Agreement and understands its provisions, including but not limited to the fact that the Manager will make virtually all of the management decisions with respect to the Company.

(b) By executing and delivering the Joinder Agreement along with this Subscription, Subscriber agrees that (i) he shall become a Member of the Company as of the date of entry of Subscriber's name as a Member on the books and records of the Company, and (ii) shall be bound by each and every term of the Operating Agreement, as that agreement may be amended in accordance with its terms from time to time;

(c) In connection with the interest of Subscriber in the Company to be acquired pursuant to this Subscription, Subscriber hereby irrevocably constitutes and appoints the Manager the true and lawful attorney-in-fact of Subscriber with full power and authority in the name, place and stead of Subscriber to make execute, sign, acknowledge, swear to and file:

(1) the Operating Agreement and all amendments thereto as may be required under the Operating Agreement, Applicable Law, including without limitation, the Code and the Securities Act of 1933, amended from time to time (the "Act"), as well as any other amendments as permitted herein;

(2) any and all instruments, certificates, and other documents which may be deemed necessary to effect the winding-up and termination of the Company; and

(3) any business certificate, fictitious name certificate, amendment thereto, or other instrument or document of any kind necessary or desirable to accomplish the business, purpose and objectives of the Company, or required by any applicable federal, state or local law.

The power of attorney granted by Subscriber is coupled with an interest, is irrevocable and shall survive, and shall not be affected by, the subsequent death, disability, incompetence, termination, bankruptcy, insolvency or dissolution of such Subscriber; provided, however, that such power of attorney will terminate upon the Disposition of such Subscriber's Common Membership Interests in the Company. The Manager may exercise this Power of Attorney by executing any agreements, certificates, instruments or documents with the signatures of two of the Manager as the Attorney-in-fact- for all the Members.

(d) The Company, the Manager or any of their respective agents, representatives, employees or professionals have not made any representations or warranties of any kind to Subscriber, including without limitation, representations about the success of the Company, the amount of profit to be expected or any return on investment. Subscriber has sufficient experience is business matters to understand know that he could lose his entire investment in the Company.

(e) Subscriber acknowledges and understands that any presentations or business plans that may have been available to Subscriber concerning the Company and its potential business or existing businesses are not guaranties or promises of the Company's future performance. The growth of the Company's revenues since 2001 is not a guaranty that the Company's revenues will continue to grow or a promise that the Company will not fail. Subscriber recognizes the financial health and growth of the Company are based on many factors that are not within the control of the Company, such as but not limited to, the size of the market, the economy, the unique nature of the products and other assumptions that are subject to change. The Company's and its Manager's assumptions may not be accurate and the decisions to expand to other areas may not result in the growth that the Company hopes to achieve; accordingly, the Company's actual results can vary substantially. Subscriber has received no assurances by or on behalf of the Company that the Company's business will be successful or that Subscriber will obtain any return on investment.

(f) Subscriber acknowledges that the Company and the Manager and not any other person or entity is responsible for the contents of the PPM and the accuracy of the information contained therein.

(g) Subscriber, individually or through his duly authorized officers, employees or agents, has had an opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of this investment and the operation of the Company. Subscriber has had the opportunity and capability to secure the assistance of legal and financial counsel of his choosing to review the PPM, this Subscription and the Operating Agreement. Subscriber acknowledges and understands that the financial statements provided in the PPM are not compliant with GAAP and he has the expertise and sophistication or has secured the assistance of an expert to assist him in evaluating the financial statements and the financial condition and prospects of the Company.

(h) Subscriber represents and warrants that he purchasing Units pursuant to this Subscription for Subscriber's own account, for investment and not for distribution or resale to others. Subscriber has no plan or intention to sell, exchange or otherwise dispose of its Units. Subscriber understands and acknowledges that (i) the Units have not been registered under the Act or the securities laws of any state or other jurisdiction by reason of specific exemptions under the provisions thereof, (ii) the exemptions upon which the Company is relying to make the offer to purchase Units depend in part upon the accuracy of the representations made by Subscriber in this Subscription; and (iii) registration of the Units is not contemplated. Subscriber understands and acknowledges that the Company is relying upon the accuracy and truthfulness of Subscriber's representations and agreements contained in this Subscription (and other information furnished by Subscriber, if applicable) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(i) Subscriber understands and acknowledges that he is not entitled to sell, transfer or otherwise dispose of the Units he acquires pursuant to this Subscription unless such securities are registered or are exempted therefrom under the Act and applicable securities laws of any state or other jurisdiction and the Operating Agreement. As a consequence, Subscriber understands and acknowledges that he must bear the economic risks of an investment in the Company for an indefinite period of time. Subscriber represents and warrants that he is financially capable of bearing such risk, including the entire loss of his investment.

(j) Subscriber understands the effects of the restrictions contained in the Operating Agreement and the Securities Laws on disposition of Units. Subscriber represents that he will not assign, transfer, resell or otherwise dispose of the Units except in accordance with the Operating Agreement and compliance with the Act and applicable securities laws and regulations.

(k) Subscriber has made an independent determination of the investment, accounting, legal and tax aspects of acquiring Units and has depended on the advice of his own counsel, advisors and accountants. Subscriber acknowledges and agrees that the Company has no responsibility with respect to such matters and such advice. On that basis, Subscriber has made an evaluation and determined that an investment in the Units is suitable and appropriate for Subscriber. Subscriber has the necessary knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of investment in the Company. Subscriber understands that the purchase of Units involves certain risks, without limitation, the failure of the Company, the lack of market for its products, the inadequacy or inaccuracy of its business and assumptions, the loss of his entire investment, risks attendant to the collection industry and card processing industry, the economy and other risks. Neither the Company nor anyone on behalf of the Company has offered Subscriber investment advice.

(l) None of the Company, the Manager, or any person or entity acting on behalf of the Company or the Manager has offered or sold Units to Subscriber by means of any form of general solicitation or general advertising. Subscriber has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of Units to Subscriber.

(m) Subscriber has reviewed his financial condition and commitments, and is satisfied that he has the financial ability to bear the economic risk of his investment of the purchase of Units in the Company and has adequate net worth and means of providing for Subscriber's current needs and contingencies to sustain a complete loss of Subscriber's investment in the Company without any adverse change in his standard of living. Subscriber has no need for liquidity in Subscriber's investment in the Company.

(n) Subscriber affirms that the address he has provided on Schedule A hereto is the true and correct address of Subscriber's residence or principal place of business. The only jurisdiction in which an offer to sell Units was made to Subscriber is in the state in which Subscriber resides.

(o) Subscriber represents and warrants to the Company and its Members that (i) Subscriber has all requisite legal capacity to make the purchase of Units; (ii) Subscriber has all requisite legal capacity for the execution and delivery of this Agreement and each other document required to be executed and delivered by Subscriber in connection with this subscription for Units; (iii) when accepted by the Company, this Subscription and the Joinder Agreement constitute the valid and legally binding agreements of Subscriber in accordance with their terms; and (iv) the terms of this Agreement do not violate or conflict with any laws, regulations, orders or any obligation by which Subscriber is bound, whether arising by contract, operation of law or otherwise.

(p) Subscriber is _____ /is not _____ ***(check one)*** a benefit plan investor (as defined below).

______ If Subscriber is a benefit plan investor, the authorized signatory for Subscriber is either (A) a named fiduciary (who is not the manager or an affiliate thereof) with respect to Subscriber with authority to cause Subscriber to invest in, or withdraw from, the Company or (B) executing this Agreement pursuant to the proper directions of such a named fiduciary. In addition, the execution and delivery of this Agreement and the investment contemplated hereby have been duly authorized in accordance with the provisions of the instrument or instruments governing such plan and any related trust and this subscription and the investment contemplated hereby are in accordance with all requirements applicable to such plan and trust under its governing instrument or instruments and under ERISA. Subscriber is aware of (i) the risk/return factors for the Company, (ii) the effect of Subscriber's investment in the Units on its diversification, liquidating and cash flow needs, and (iii) the projected effect of such investment in meeting its Companying objectives. Subscriber has concluded that an investment in the Company is a prudent one. If Subscriber is a benefit plan investor other than an individual retirement account, Subscriber's subscription for Shares does not exceed 25% of its total assets. For purposes of this paragraph 3(k), a "benefit plan investor" shall mean a plan described in 29 C.F.R. Section 2510.3 issued by the United States Department of Labor (i.e., any employee pension benefit plan or employee welfare benefit plan, including any such plan that is **not subject to ERISA**, such as a foreign pension Company, an annuity plan, an individual retirement account or an individual retirement annuity.)

______ Subscriber is not a charitable remainder annuity trust or charitable remainder unitrust, as defined in section 664(d) of the United States Internal Revenue Code of 1986, as amended (the "Code").

(q) Subscriber is a U.S. Person and is a natural person (i.e., is not an entity such as a corporation, partnership or trust).

(r) Subscriber hereby agrees to be bound by all the terms and conditions of the Operating Agreement and shall perform all obligations therein imposed upon a Member. Upon acceptance of this Subscription by the Company, Subscriber shall become a Member for all purposes of the Agreement.

4. Additional Representations and Warranties. In addition to the representations and warranties made by Subscriber in paragraph 3 above, Subscriber hereby represents and warrants as follows:

(a) Subscriber is an "accredited investor" as that term is defined under Regulation D promulgated under the Act, because, he, she or it is (***you are required to complete this section and check the appropriate box***):

☐ A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;[1/]

[1/] "Net Worth" means the excess of total assets at fair market value, including home (valued at cost or appraised value by an institutional lender making a loan secured by the property), home furnishings and automobiles, over total liabilities (including mortgages).

☐ A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐ A director, executive officer, or general partner of the Company, or any director, executive officer, or general partner of a general partner of the Company;

☐ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of purchasing Units in the Company, whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) promulgated under the Act;

☐ An organization described in section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of purchasing Units in the Company with total assets in excess of $5,000,000;

☐ A private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

☐ A bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended ("Exchange Act"); any insurance company as defined in section 2(13) of the Act; any investment company registered under the 1940 Act, or a business development company as defined in section 2(a)(48) of the 1940 Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the ERISA if the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ An entity in which all of the equity owners are accredited investors;

☐ I am not an accredited investor.

5. **Further Assurances**. Subscriber represents and warrants that all information that Subscriber has provided to the Company is correct, true and complete and Subscriber has not omitted any information that would render the information provided materially incorrect, untrue or inaccurate. Subscriber shall notify the Company in writing immediately if any representation or warranty becomes untrue. To induce the Company to accept this Subscription, Subscriber agrees to provide such information and to execute and deliver such documents as the Company may request to verify the accuracy of Subscriber's representations or to comply with any and all laws and regulations to which the Company may be subject within ten (10) days after receipt of a request from the Company.

6. **Assignment and Transfer**. Subscriber shall not transfer or assign this Subscription.

7. **Indemnification**. Subscriber understands and acknowledges that the Company will rely on the information provided herein by Subscriber for the purpose of determining the eligibility of Subscriber to purchase Units. Subscriber shall indemnify and hold harmless the Company, the Manager and their respective affiliates, officers, managers, directors, employees, professionals and agents, and each other person or entity, if any, who controls or is controlled by any of them (each, an "Indemnified Party"), to the extent permitted by law, for any and all costs, expenses, penalties, liabilities or losses, including, without limitation, legal expenses and costs of other professionals ("Damages") that an Indemnified Party may incur if such Damages arise from or are related to the inaccuracy or breach by Subscriber of any of the representations, warranties or agreements set forth herein or in any other document provided by Subscriber. The foregoing indemnification obligation shall survive the Closing Date under this Subscription.

8. **Amendment and Waiver**. This Subscription may be amended only by an instrument signed by Subscriber and the Company. A waiver of any provision of this Subscription must be in writing, designated as such, and signed by the party against whom enforcement of such waiver is sought. The waiver by a party of a breach of any provision of this Subscription shall not operate or be construed as a waiver of any subsequent or other breach hereof.

9. **Binding Effect**. Except as otherwise provided herein, this Subscription shall be binding upon and inure to the benefit of Subscriber, the Manager and the Company and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations hereunder of Subscriber shall be joint and several and the representations, warranties and covenants herein contained shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, legatees, devisees, assigns, legal representatives and successors.

10. **Governing Law; Venue**. This Subscription is established under and shall be read and construed in accordance with the laws of the State of Illinois and the parties hereto agree to submit to the jurisdiction of the courts located within the State of Illinois with respect any dispute arising under this Subscription and knowingly waive any right to claim *forum non conveniens*.

Signature Pages follow

SCHEDULE A --
COMPANY COPY

IN WITNESS WHEREOF, Subscriber has executed this Subscription this ______ day of _______________, 2007.

____
(Please print name)

By: ________________________________
(Name, title/capacity)

____
Signature***
Address:

____
(Number and Street)

____
(City, State and Zip Code)

Number of Owners of
Beneficial Units in
Subscriber (if applicable): ______

____
(Taxpayer Identification No.)

____
(Telephone No.)

Number of Other Subscriber(s)
Controlled by, Controlling, or
Under Common Control With,
Subscriber: ___________

____
(Fax No.)

____
Relationship to Subscriber

$____________________________________ for _______ Units @ $25,000 per 1/8th Unit.
(Total Subscription Amount)

Accepted this _____ day of
__________________, 2007

BY: 1ST CREDIT OF AMERICA, LLC
a Delaware Limited Liability Company

By Its Manager, Credit International Corp.

By: ________________________________
Elie Mellul, director

Please execute duplicate signature pages and forward this Agreement and both copies of the signature page together with your payment. One fully executed copy of this Agreement will be returned after acceptance and countersignature. . If signing in a corporate or representative capacity, please indicate entity and your title or other capacity.

IN WITNESS WHEREOF, Subscriber has executed this Subscription this ______ day of ______________, 2007

____
(please print name)

By: ___________________________
(name, title/capacity)

____
Signature***

Address:

____
(Number and Street)

____
(City, State and Zip Code)

Number of Owners of Beneficial Units in Subscriber (if applicable): ______

____
(Taxpayer Identification No.)

Number of Other Subscriber(s) Controlled by, Controlling, or Under Common Control With, Subscriber: ___________

____
(Telephone No.)

____
(Fax No.)

____
Relationship to Subscriber

$______________________________ for ___________ Units @ $25,000 per 1/8th Unit.
(Total Subscription Amount)

Accepted this _____ day of
_________________, 2007

BY: 1ST CREDIT OF AMERICA, LLC
a Delaware Limited Liability Company

By Its Manager, Credit International Corp.

By: ______________________________
Elie Mellul, director

*****Please execute duplicate signature pages and forward this Agreement and both copies of the signature page together with your payment. One fully executed copy of this Agreement will be returned after acceptance and countersignature. If signing in a corporate or representative capacity, please indicate entity and your title or other***

capacity.

EXHIBIT C to PPM
March 28, 2007

Schedule B

Company Wire Instructions

EXHIBIT D to PPM
March 28, 2007

MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT ("Agreement") is made and entered into, effective as of this ___ **day of** _________, **200__** ("Effective Date"), by and between **1st Credit of America, LLC**, a Delaware limited liability company ("Owner" and "Company"), with an address of c/o SLSF, Attn: Barry Itzkowitz, 6707 Skokie Blvd., Suite 204, Skokie, Illinois 60077 and **Credit International Corp.**, an Illinois corporation ("Manager"), with an address of c/o SLSF, Attn: Barry Itzkowitz, 6707 Skokie Blvd., Suite 204, Skokie, Illinois 60077.

In consideration of the mutual covenants and conditions contained herein, Owner hereby retains Manager to perform the duties and provide the services herein with respect to the provision of services and management for Owner's accounts receivable management and financing company and Manager hereby accepts such engagement on the terms and conditions provided for in this Agreement as follows:

1. RETENTION OF AUTHORITY BY OWNER; ENGAGEMENT OF MANAGEMENT COMPANY

1.1. Control of Company by Owner: The Owner is, and shall continue to be, the owner and governing body of the Company and shall be responsible for the development of general policies with respect to the Company. Accordingly, Manager and Owner agree that Owner shall establish policies and directives that are to be carried out by Manager per the terms of this Agreement.

1.2. Engagement of Manager: Owner hereby retains and engages Manager to carry out the duties and services to be performed by Manager under this Agreement and the Owner's Operating Agreement, and Manager agrees to perform such duties and services in accordance with the policies and directives adopted by Owner and made available to Manager.

1.3. Review: Owner shall review the operating decisions made by Manager on Owner's behalf pursuant to Owner's general management policies, which it will do on a quarterly basis. Owner shall have the right, upon notice to Manager, to change, repeal or alter policies adopted or implemented by Manager in connection with managing the day-to-day operations of the Company. In order to provide Owner with an informed basis for reviewing Manager's performance hereunder, Manager shall cause to have all reports and financial statements prepared and delivered to Owner as required by the terms of this Agreement.

2. DUTIES AND RESPONSIBILITIES OF MANAGER

2.1. Management of the Company: During the term of this Agreement, Manager shall manage the operations of the Company, which shall include, but not be limited to the staffing, marketing, accounting, and general administration functions set forth herein as follows:

(a) Hiring and Compensation of Personnel: Manager shall hire such employees and independent contractors (collectively, "Personnel") as necessary or required to staff the operations of the Company and shall have the responsibility to discharge, maintain and supervise the appropriate staff and support Personnel within predetermined recommended wage and salary guidelines for various job classifications approved by Owner. The release of Personnel shall be at the discretion of Manager, with notification given to Owner. Manager shall provide to Owner a personnel policies manual, together with job descriptions, staffing requirements, wage and salary guidelines and general personnel policies for its

approval and adoption. Adjustments in wage and salary scales shall be submitted to Owner for approval in accordance with the pre-approved budget of the Company.

(b) Employee Training: Provide all Personnel with the appropriate training and ongoing education regarding their specific job tasks as well as the overall philosophy and mission of the Company.

(c) Technical Program Development: Develop and manage the specific skills required of Personnel in order to fulfill their duties to the Company with respect to debt collection and other related businesses of the Company.

(d) Accounting Systems: Manager shall recommend and assist in the implementation and operation of a system for accounting of the Company's and its client's accounts receivable, which shall include without limitation: accounts receivable/billing, accounts payable/cash disbursements, payroll for Personnel (both employees and independent contractors) and monthly accounting reports with supporting journals and ledgers. The system shall be based upon a chart of accounts approved by Manager and Owner that allow for the preparation of reports in accordance with generally accepted accounting principles or such other comprehensive basis of accounting approved by Owner. Further, Manager shall coordinate the efforts of and cooperate with Owner's selected certified public accountant or auditor in the performance of any audits of the Company's financial statements.

(i) Billing for Services and Collection of Receipts: Manager shall supervise the billing by the Company; supervise collection of accounts and monies owed to the Company, including the institution of legal proceedings in the name of and on behalf of the Company to collect such accounts and to enforce the rights of the Company as creditor under any contract or in connection with the rendering of any service. Manager shall have the right to process all claims for Company services.

(ii) Manager shall supervise the collection and depositing of all fees by those customers and clients using the Company in accordance with the policies established by Owner. All funds collected shall be deposited on a timely basis in the appropriate account in accordance with the legal or lawful instructions of Owner.

(iii) Accounts Payable: Manager shall assist in the orderly payment of accounts payable, taxes, and other debts of the Company; provided that Manager's responsibility under this section shall be limited to the timely submittal of check requests with correct coding of accounts payable in accordance with agreed upon procedures between Owner and Manager and the provisions of this Agreement.

(iv) Payroll: Manager shall prepare, process and pay employee payrolls, using either Manager's own funds, or the funds of the Company as directed by Owner. If Manager has used its own funds, Owner shall reimburse Manager through electronic funds transfer for the payment of said payroll wages, payroll taxes and other expenses of employment of the Personnel of the Company within ten (10) days of each pay date. If Manager has used the Company's funds, Manager shall account to Owner for the use of such funds.

(v) Monthly Accounting Reports: Manager shall assist in the establishment and maintenance of an accounting system administered by the Owner of auditable records, books, charts of accounts, and other appropriate accounting systems consistent with (1) generally accepted accounting principles, (2) Owner's directives and desires, and (3) the reporting requirements as established in Owner's loan documents as may exist from time to time. Further, Manager shall assist as necessary in the

preparation of and delivery to Owner of financial statements which shall contain balance sheets, statements of operations (including income and expense with monthly and year-to-date variances from budget), statement of cash flows and such supplemental information as Manager deems appropriate or as may be requested by Owner.

(e) Budgets and Cash Flow Projections: Manager shall supervise the preparation and the delivery to Owner of the following annual budgets:

(i) A capital expenditures budget outlining a program of capital expenditures for the next fiscal year, which budget shall designate expenditure items as either mandatory or desirable.

(ii) An operating budget setting forth operating revenues and expenses for the next fiscal year, which operating budget shall be in reasonable detail and shall contain an explanation of anticipated changes in utilization, payroll and any other factors differing significantly from the current year.

(iii) A projection of cash receipts and disbursements based upon the proposed capital expenditures and operating budget.

(iv) The capital expenditures and operating budgets, which shall be subject to the final approval of Owner.

Manager agrees to use its best efforts, and to the highest extent possible, operate the Company in accordance with the provisions of the capital expenditures and operating budget submitted to and approved by Owner.

(f) Bank Accounts and Working Capital: Manager shall deposit all funds received from the operations the Company in a bank or banks designated by Owner. Owner shall provide, in a timely manner, sufficient working capital for the operation of the Company. All costs and expenses incurred in the operation of the Company shall be paid out of Owner's appropriate bank accounts. All checks or other documents of withdrawal in excess of $5,000 must be signed by an officer of the Owner or such other person so designated in writing by Owner. Deposits may be made by any one of the above persons or their designee.

(g) Purchase of Supplies: Manager shall, on behalf of Owner, purchase such supplies, equipment, furniture, furnishings and materials and services (including service or maintenance contracts that Manager deems necessary) in order to carry on a satisfactory operation of the Company, except that purchase of items of equipment in excess of $5,000 which are not included or anticipated by the then current year operating and/or capital expenditures budgets shall be subject to prior approval of Owner.

(h) Company Leases: Manager shall negotiate any real property or equipment lease on behalf of the Owner and submit to Owner for its approval. Manager shall supervise the payment of any and all rents due pursuant to the respective lease agreements. As may be applicable, Manager shall, subject to Owner's prior approval, initiate appropriate action to either extend or terminate any lease in accordance with the terms thereof.

(i) Insurance: Manager shall, upon request of Owner, assist Owner in the procurement of insurance for and in the name of Owner, including without limitation, retaining an insurance consultant to assist in such counseling when additional expertise is determined to be needed by Manager. Manager

shall ensure that the Company obtains and maintains all policies of insurance required by applicable law or prudent business management. If Manager expends its own funds in obtaining insurance counseling and in obtaining and maintaining insurance, Owner will reimburse Manager for any expenses incurred..

(j) Service and Customer Contracts: Manager shall represent and advise Owner with respect to negotiation, execution, termination and administration of all significant service contracts for the operation of the Company and contracts with the Company's customers. All such contracts shall be upon such terms and for such rates of compensation as Manager and Owner shall approve. Manager shall fully disclose any and all ownership or financial interest which Manager or any principal of Manager may have in any such contracts or in the firms which are a party to such contracts, and Manager shall not, on behalf of Owner, enter into any such agreements without prior approval of Owner.

(k) Improvements to the Company: Manager shall make recommendations to Owner with respect to technological improvements and other additions and expansions of the Company that may, in Manager's discretion, be deemed to be in the best interest of the Company together with recommendations regarding expansion of services within the existing physical facility; provided, however, that no proposed technological improvement, addition or expansion having an annual cost in excess of $10,000 shall be undertaken or implemented without prior written approval of Owner.

(l) Capitalization: From time to time, at the request of Owner, Manager shall assist Owner in determining the capital needs of the business and raising capital through the issuance of equity, debt or a combination thereof, including without limitation, the preparation of documentation required by the United States and state securities laws and regulations. Owner shall bear all costs associated with securing such capital.

(m) Governance in accordance with the Operating Agreement and other Obligations of the Company: Manager shall be responsible for complying with the governance requirements set forth in the Company's Operating Agreement and for compliance with the requirements of any loans, indentures or other financing provided to the Company.

2.2. Access to Records and Facilities: Owner's books and records with respect to the Company shall be maintained in the ordinary course of business by the Owner. Manager and Owner shall have the right to maintain copies of such records for the purpose of providing services under this Agreement. Manager shall make all of its information and Company records available to Owner during normal business hours, and those of its agents, accountants and attorneys, designated and authorized in writing; Manager shall promptly respond to any question of Owner with respect to such information and records and shall confer with Owner at all reasonable times, upon request, concerning operations of the Company; and Manager shall assist and cooperate with Owner's auditors in the conduct of the annual audit of the Company's financial condition and results of operation.

2.3. Laws, Regulations and Licenses:

(a) Manager shall at all times operate the Company in such a manner so as to (1) comply with all applicable federal, state and local laws, rules and regulations relating to the Company's various businesses, including without limitation, The Fair Debt Collection Practices Act, as amended by Public Law 104-208, 110 Stat. 3009 (1996); (2) maintain all necessary licenses, permits, consents and approvals from all governmental agencies that have jurisdiction over the operation of the Company and (3) comply with the highest ethical and performance standards of the collection industry. Owner shall provide such

assistance as may be necessary to allow Manager to comply with such laws, rules and regulations and to maintain such licenses, permits, consents and approvals.

(b) Neither Owner, nor Manager shall knowingly or purposefully take any action that would likely result in the institution of any proceeding for the recession or revocation of any necessary licenses, permits, consent or approval by any governmental authority having jurisdiction over the operation of the Company .

(c) Manager shall, with the written approval of Owner, have the right to contest by appropriate legal proceedings, diligently conducted in good faith on behalf of and in the name of Owner, the validity of application of any law, ordinance, rule, ruling, regulation, order or requirement of any governmental agency having jurisdiction over the operation of the Company. Owner, after having given its written approval, shall cooperate with Manager with regard to the contest and Owner shall pay the reasonable attorney's fees incurred with regard to the contest. Counsel for any such contest shall be selected by Owner, subject to the approval of Manager, which approval shall not be unreasonably withheld.

2.4. Taxes: Manager shall be responsible to pay (from Manager's funds or the Company's funds, as directed by Owner) any taxes or other governmental obligations properly imposed on the Company, which, if paid by Manager, shall be reimbursed by Owner. With the Owner's consent, Manager may contest the validity or amount of any such tax or imposition of the Company.

2.5. Use of Manager's Personnel and Services: Manager's staff including, but not limited to, operational specialists, accounting, budgeting, finance and systems, procedures, marketing and sales personnel may be utilized by Manager in the day-to-day management and marketing of the Company when considered desirable by Manager. Certain provisions apply to the expenses incurred in this regard as set forth in Section 4 hereof.

2.6. Marketing of the Company: During the term of this Agreement, Manager shall conduct a comprehensive marketing and sales program for the Company which shall include:

(a) Overall Direction: Manager shall provide overall direction and supervision of the marketing and sales effort of the Company. Further, Manager's marketing professionals shall assist in the development of the Company's marketing plan, program, services and amenities to be offered at the Company.

(b) Marketing Plan and Budget: Manager shall develop and prepare a marketing plan for the Company, as well as an annual marketing budget, which shall include, but not be limited to, such items as: philosophy and approach, strategies and programs for various types of inquiries, objectives and goals, advertising strategies, networking, public relations and special events, and appropriate staffing. Manager shall not proceed with the marketing plan and budget until same have been approved by Owner. Manager will prepare drafts of all marketing materials for Owner's review and approval prior to final production.

(c) Policies and Procedures: Manager shall provide and implement policies and procedures for identifying and monitoring qualified client leads and the patterns and trends of such leads. Manager will prepare and update a staff policy and procedures manual, which will govern the conduct of all staff. The manual will be presented to Owner for review and comment, and Manager agrees to implement all reasonable recommendations of Owner. Manager will be responsible for monitoring the

compliance by all sales personnel with the policies and procedures set forth in the subject manuals, which shall include, but not be limited to the standards set forth pursuant to the Fair Debt Collection Practices Act, as amended by Public Law 104-208, 110 Stat. 3009 (1996) and the ACA Code of Ethics and Professional Responsibility.

(d) Marketing Reports: Manager will maintain records and reports that provide for the status of all major marketing tasks, the number and amount of receivables obtained from prospective clients, the number of signed agreements, the number of actual and scheduled clients, the ratio of closing to leads generated, the number of cancellations of agreement, the reasons for cancellations, and recommendations, if any, for changes in the marketing plan and budget.

2.7. Standard of Performance: In performing its obligations under this Agreement, Manager shall act in good faith and with reasonable due diligence.

2.8. Non-Discrimination: In performing its obligations under this Agreement, Manager will comply with the provisions of any Federal, State of local law applicable to the Company prohibiting discrimination in employment on the grounds of race, color, creed, sex, marital status, national origin, or physical or mental handicap including Title VI of the Civil Rights Act of 1968.

3. **TERM AND TERMINATION**

3.1. Term: The term of this Agreement shall commence on the Effective Date and shall continue until such time as it is terminated in accordance with the provisions hereof.

3.2. Default by Manager: Any of the following shall be an event of default on the part of Manager, and shall be grounds for termination subject to the terms set forth in Section 3.6., below:

(a) If Manager shall fail to keep, observe, or perform any material covenant, agreement, term or provision of this Agreement to be kept, observed or performed by Manager, and such default shall continue for a period of thirty (30) days after prior written notice thereof by Owner to Manager, then, in case of any such event, the term of this Agreement shall expire at Owner's option, unless a longer cure period is required by the terms hereof and Manager has demonstrated that it has undertaken bona fide action to cure such default and obtained the written consent of Owner thereto;

(b) If Manager shall apply for or consent to the appointment of a receiver, trustee or liquidator of Manager or of all or a substantial part of its assets, file a voluntary petition of bankruptcy, make a general assignment for the benefit of the creditors, file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, or if an order, judgment or decree shall be entered by any court of competent jurisdiction, on the application of a creditor, adjudicating Manager as bankrupt or insolvent or approving a petition seeking reorganization of Manager or appointing a receiver, trustee or liquidator of Manager or of all or a substantial part of its assets;

(c) If any license or permit held by Manager that is required in the performance of the Company's business is revoked or suspended for more than a five (5) day period; or

(d) If Manager knowingly violates any law or regulation applicable to the Company's business, which would have the result of damaging the Company's reputation, harming its business or causing the business to lose any licenses or permits necessary for its operations.

3.3. Default by Owner: Any of the following shall be an event of default on the part of the Owner, and shall be grounds for termination:

(a) If Owner shall apply for or consent to the appointment of a receiver, trustee or liquidator of Owner or of all or a substantial part of its assets, file a voluntary petition of bankruptcy, make a general assignment for the benefit of creditors, file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, or in an order, judgment or decree shall be entered by any court of competent jurisdiction, on the application of a creditor, adjudicating Owner as bankrupt or insolvent or approving a petition seeking reorganization of Owner or appointing a receiver, trustee or liquidator of Owner or of all or a substantial part of its assets.

(b) If Owner shall fail to keep, observe, pay or perform any material covenant, obligation, agreement term or provision of this Agreement to be kept, observed, paid or performed by Owner, and such default shall continue for a period of thirty (30) days after prior written notice thereof by Manager to Owner, unless a longer cure period is required by the terms hereof and Owner has demonstrated that it has undertaken bona fide action to cure such default and obtained the written consent of Manager thereto which consents shall not be unreasonably withheld.

3.4. Rights Cumulative, No Waiver: No right or remedy herein conferred upon or reserved to either of the parties hereto is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder, or now or hereafter legally existing upon the occurrence of any event of default hereunder. The failure of either party hereto to insist at any time upon the strict observance or performance of any of the provisions of this Agreement or to exercise any right or remedy as provided in this Agreement shall not impair any such right or remedy or be construed as a waiver of relinquishment thereof. Every right and remedy given by this Agreement to the parties hereto may be exercise from time to time and as often as may be deemed expedient by the parties hereto.

3.5. Settlement Upon Termination: In the event either party terminates this Agreement, the parties shall pay any and all fees due and owing each other as of the day of termination, which they shall pay within ten (10) days of termination.

3.6. Cooperation Upon Termination: In the event of termination of this Agreement, for whatever reason and/or under any and all circumstances, Manager agrees to cooperate with and assist Owner and Owners agents in an orderly transition from the termination of Manager's services under this Agreement.

4. COMPENSATION TO MANAGER

4.1. Payments to Manager: During the term of this Agreement Owner shall compensate for utilization of management and operations personnel in the performance of their duties hereunder as set forth below.

(a) Management Fee: The Company shall pay Manager a monthly fee in an amount up to $60,000.00 in consideration of the services performed hereunder (the "Management Fee"), plus actual cost of Personnel and professional services Manager expends on behalf of the Owner. Payment of the Management Fee shall be secondary to any and all charges, debts and liabilities of the Company that are due, owing and outstanding (collectively "Liabilities"), and is payable only upon such time as the

Company provides documentation demonstrating that all Liabilities have been paid and the debts are deemed discharged. In no instance shall the Management Fee be compounded, nor shall it be due retroactively. The Management Fee shall begin to accrue as of the date the Company has paid all Liabilities, and will be payable on a monthly basis (and pro-rated for any incomplete month). In the event the Company incurs additional or new Liabilities, then the Management Fee shall cease until such time as the Liabilities are all paid in full. Any lender's exercise of a warrant, option or redemption in lieu of payment of a Liability shall not deem the Liability discharged for purposes of the Company's obligation to pay the Manager the Management Fee.

(b) Reimbursable Expenses:

(i) Company Personnel Compensation and Expenses: If Manager has used its own funds to compensate Personnel, Owner shall pay to Manager every two weeks, within ten (10) days of each pay date, an amount equal to the salary and direct cost of the benefits and payroll taxes (including Social Security, Unemployment Insurance and Workers' Compensation, employer health and 401K contributions, as applicable) of the Personnel of the Company that are engaged by the Manager. Owner shall reimburse any and all direct costs associated with payroll processing services.

(c) Expenses of Manager: In addition to the Management Fee provided for herein, Owner shall reimburse Manager all reasonable out-of-pocket expenses incurred in connection with the rendering of all services under this Agreement, including but no limited to travel, telephone, postage and supplies. Such reimbursable expenses shall not exceed the budgeted amounts for same without the prior approval of Owner. Owner shall pay all out-of-pocket and other reimbursable expenses to Manager within thirty (30) days of Owner's receipt of Manager's invoice for same.

(d) Services Outside of the Scope of this Agreement: Any and all services not specifically provided for herein as an obligation of Manager to perform hereunder or not included in or anticipated between the parties hereto, are considered outside of and beyond the scope of this Agreement and the rendering of same shall be in consideration of additional fees and costs not contemplated hereby. Prior to undertaking any such activities, Manager and Owner shall negotiate in good faith and arrive at a mutually agreed upon schedule of fees and provision for the reimbursement of appropriate expenses.

5. INSURANCE

5.1. Coverage: Manager will be named as an additional insured on the Company's General Liability, Automobile Liability, and Professional Liability policies. Manager agrees to maintain other insurance coverages that Owner and Manager agree are appropriate for the management of the Company, which Manager shall do at its sole cost and expense.

5.2. Notice of Claims: Owner and Manager shall each give prompt notice to the other of any third party claims made against either or both of them, and shall cooperate fully with each other and with any insurance carrier to the end that all such claims will be properly investigated, defended and adjusted. Neither party shall hire any attorneys to defend any such claim against the other party without the other party's consent.

6. COVENANTS OF OWNER

6.1. Corporate Existence/Ownership: Owner covenants and agrees that, during the term of this agreement, it shall notify Manager in writing of any change in its organization from that which existed at

the time of the execution of this Agreement. Owner further covenants and agrees that it will not transfer, lease, assign, sell or otherwise dispose of or convey its ownership of the Company without prior written notification to Manager.

7. **INDEMNIFICATION**

7.1. Owner and Manager shall each indemnify and hold the other harmless from and against any and all liabilities, claims, costs, expenses, damages or actions (collectively "Claims") arising out of, or relating to, the Company or the operation thereof, including without limitation any liabilities arising out of any violation of The Fair Debt Collection Practices Act, as amended by Public Law 104-208, 110 Stat. 3009 (1996), Occupational Safety and Health Act of 1970, the Fair Labor Standard Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination and Employment Act of 1967, and any rule and regulation thereunder, except for any Claims arising directly out of resulting from: (a) the negligent act or omission, misconduct or intentional wrongful act of each party and its respective officers, directors, employees and agents (collectively, they shall be considered a "party" for purposes of this Section 7.1) and (b) any actions taken by or omission of the party seeking indemnification contrary to the express written instructions or specific written policy of Owner relating to the operation of the Company. The liability of Owner/Company and Manager pursuant to the terms in this Section 7.1 shall be limited to their respective assets and shall not extend to the personal assets, as applicable of the directors, officers, partners, members or shareholders of either.

8. **MISCELLANEOUS**

8.1. Assignment by Manager: Manager shall not assign its rights or obligations under this Agreement except as expressly provided for herein without the consent of Owner, except that Manager may assign its rights and obligations under this Agreement to a wholly-owned subsidiary, affiliated or successor corporation of Manager upon ninety (90) days prior written notification to Owner, conditional however, for and so long as, any such affiliate or successor has the equal ability and resources to fulfill and complete Manager's duties and obligations hereunder. In such event, Manager shall continue to be liable under this Agreement to the same extent as if such assignment had not been made, and Manager and its assignee shall be jointly and severally liable under this Agreement. Any assignee or subsidiary who succeeds to the interest of Manager hereunder shall be deemed to be "Manager" hereunder for all purposes. Further, Manager acknowledges on its behalf and does hereby bind its successors and assigns to such acknowledgment.

8.2. Assignment by Owner: Owner may assign its rights or obligations under this Agreement upon sixty (60) days prior written notification to Manager.

8.3. Binding on Successors and Assigns: The terms, covenants, conditions, provisions and agreement herein contained shall be binding upon and inure to the benefit of the parties hereto, their successors in interest and assigns.

8.4. Negation of Partnership, Joint Venture and Equity Interest: Nothing contained in this Agreement shall constitute or be construed to be or to create a partnership, joint venture or lease between Owner and Manager with respect to the Company or any equity interest in the Company on the part of Manager. The relationship of Manager to Owner under this Agreement is that of an independent contractor.

8.5. Notices: All notices and approvals hereunder by either party to the other shall be in writing. All notices, demands and requests shall be deemed given when mailed, postage prepaid, registered or certified mail, return receipt requested to the addresses stated in the preamble to this Agreement or to such other address or to such other person as may be designated by notice given from time to time during the term of this Agreement by one party to the other.

8.6. Non-Assumption of Liabilities: Except as set forth herein, Manager shall not become liable for any of the existing or future obligations, liabilities and debts of the Company or Owner, and Manager shall not by managing the Company assume or become liable for any of the obligations, debts and liabilities of the Company or Owner, and will have the obligation to exercise prudent care in its management and handling of the funds generated from the operation of the Company. Under no circumstances shall either party be liable to the other for any punitive or exemplary damage suffered by either Owner or Manager for any reason whatsoever, whether arising out of breach of contract, negligence or otherwise.

8.7. Damages: Under no circumstances shall either party be liable to the other for any punitive or exemplary damages suffered by either Owner or Manager for any reason whatsoever, whether arising out of breach of contract, negligence or otherwise.

8.8. Entire Agreement: This document contains the entire Agreement between the parties hereto, and no representations or agreements, oral or otherwise between the parties not embodied herein or attached hereto shall be of any force and effect unless in writing, signed by all parties and attached hereto.

8.9. Governing Law: This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Illinois, without giving effect to principles of conflicts of law. Any action, suit or proceeding arising out of or relating to this Agreement shall be brought in Illinois State Supreme Court or in the Federal Court of appropriate jurisdiction and all parties consent to the jurisdiction of such court. The parties for themselves and their Successors waive any right to claim *forum non conveniens*.

8.10. Captions and Headings: The captions and heading throughout this Agreement are for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or the scope or intent of this Agreement not in any way effect this Agreement.

8.11. Designation: Owner agrees that, during the term of this Agreement, Manager shall have the right to designate and make public reference to the Company as a facility managed and marketed by Manager. All use of Manager's name or service marks within the marketing area of the Company shall be subject to Owner's consent.

8.12. Impossibility of Performance: Neither Manager, nor Owner shall be deemed to be in violation of this Agreement if either are prevented from performing any of its obligations hereunder for any reason beyond its control, including without limitation, acts of God or of the public enemy, flood or storm, strikes or statutory regulations or rule of any federal, state or local government, or any agency thereof.

8.13. Authorization of Agreement: Manager and Owner represent and warrant, each to the other, that this Agreement has been duly authorized by its respective governing body and, if required by

law, the shareholders; and that this Agreement constitutes a valid and enforceable obligation of Owner and Manager in accordance with its term.

8.14. Prior Agreements: This Agreement merges and supersedes all prior or contemporaneous oral or written agreements on the subject matter hereof.

8.15. Further Documents: Each Party hereby agrees to hereafter execute and deliver such further instruments and do such further acts and things as may be required or appropriate to carry out the intent and purpose of this Agreement and which are not inconsistent with the terms hereof.

8.16. Construction. The terms and definitions herein apply equally to both the singular and the plural; any pronoun shall include the corresponding masculine, feminine and neuter; the words "include" and "including" shall be deemed to be followed by the phrase "without limitation"; and the terms "hereof" and "here in" shall refer to the particular agreement or document in which such term appears.

8.17. Execution. This Agreement may be executed in one or more counterparts with each such counterpart deemed to be an original hereof and all such counterparts deemed to be one and the same Agreement.

8.18. Ambiguities in Construction. Ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of construing agreements against the writer or drafter thereof.

Signature Page to Follow

IN WITNESS WHEREOF, the parties hereto have executed this Agreement this day and year first above written.

WITNESS/ATTEST:

OWNER/COMPANY

1st Credit of America, LLC, a Delaware limited liability company

____

By: ______________________________
Name: ______________________________
Title: ______________________________

MANAGER

Credit International Corp., an Illinois corporation

____

By: ______________________________
Name: ______________________________
Title: ____________

EXHIBIT E to PPM
March 28, 2007

1st CREDIT OF AMERICA, LLC

FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2005

TABLE OF CONTENTS

ASG LTD
ARTHUR S. GUNN, LTD.
PUBLIC ACCOUNTING AND CONSULTING

1901 Raymond Drive
Northbrook, Il 60062
Phone: 847-498-1597
Fax: 847-498-1683
www.gunncpa.com

March 29, 2006

To the Members
1st Credit of America, LLC
Chicago, Illinois

I have reviewed the accompanying balance sheet of 1st Credit of America, LLC as of December 31, 2005 and the related statements of operations, members equity and cash flows for the year then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of 1st Credit of America, LLC.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the financial statements in order for them to be in conformity with generally accepted accounted principles.

Arthur S. Gunn, Ltd.

Arthur S. Gunn, Ltd.

1st CREDIT OF AMERICA, LLC
BALANCE SHEET
DECEMBER 31, 2005

ASSETS	
CURRENT ASSETS	
Cash	$ 59,889
Due from Credit International	12,338
Prepaid expenses	1,980
Total Current Assets	74,207
PROPERTY AND EQUIPMENT	
Computer equipment	121,686
Computer software	50,172
Equipment and furniture under capital lease	469,503
Total Property and Equipment - at cost	641,361
Less accumulated depreciation	(198,693)
Net Property and Equipment	442,668
CONTINGENT RECEIVABLES	6,140,338
OTHER ASSETS - Deposits	21,700
TOTAL ASSETS	$ 6,678,913
LIABILITIES AND MEMBERS' (DEFICIENCY)	
CURRENT LIABILITIES	
Accounts payable and accrued expense	$ 37,973
Client funds	77,968
Current portion - capital lease obligations	84,770
Line of credit	388,500
Preferred membership interest	2,368,500
Total Current Liabilities	2,957,711
LONG TERM LIABILITIES	
Capital leases - long term portion	239,461
Contingent liabilities - due to clients	4,894,693
Contingent deferred revenue- due to FCOA	1,245,645
Total Long Term Liabilities	6,379,799
TOTAL LIABILITIES	9,337,510
MEMBERS' (DEFICIENCY)	(2,658,597)
TOTAL LIABILITIES AND MEMBERS' (DEFICIENCY)	$ 6,678,913

See accountant's review report and accompanying notes.

1st CREDIT OF AMERICA, LLC
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

NET REVENUES	$	1,851,579
OPERATING EXPENSES:		
Collection expense		1,737,033
General and administrative		1,023,986
Marketing and promotion		81,504
Depreciation		119,062
Interest		193,356
Total operating expenses		3,154,941
NET (LOSS)	$	(1,303,362)

See accountant's review report and accompanying notes.

1st CREDIT OF AMERICA, LLC
STATEMENT OF MEMBERS' EQUITY
YEAR ENDED DECEMBER 31, 2005

	Regular Members	Accumulated Deficit	Total
Balance, December 31, 2004	1,228,495	(2,280,917)	(1,052,422)
Contributions of capital	7,639,332		7,639,332
Distributions	(7,942,145)		(7,942,145)
Net Loss		(1,303,362)	(1,303,362)
Balance, December 31, 2005	$ 925,682	$ (3,584,279)	$ (2,658,597)

See accountant's review report and accompanying notes.

1st CREDIT OF AMERICA, LLC
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2005

Increase (Decrease) in cash:	
Cash Flows From Operating Activities:	
Net loss	$(1,303,362)
Adjustments to reconcile net loss to net cash (used) by operating activities:	
Depreciation and amortization	119,062
Change in amounts due from related parties	(12,338)
Change in other current assets	4,387
Change in contingent receivables	(6,140,338)
Change in amounts due to clients	(88,404)
Change in accounts payable and accrued expense	32,983
Change in deferred revenue	1,245,645
Change in contingent amounts owed clients	4,894,693
Net cash (used) by operating activities	(1,247,672)
Cash Flows From Investing Activities:	
Purchase of equipment	(216,327)
Net cash (used in) investing activities	(216,327)
Cash Flows From Financing Activities:	
Net repayments of bank and member notes	(689,397)
Capital contributions	7,639,332
Capital distributions	(7,942,145)
Proceeds from preferred membership interest	2,368,500
Repayment of capital lease obligations	(63,924)
Net cash provided by financing activities	1,312,366
Net (decrease) in cash	$ (151,633)
Cash - beginning of year	211,522
Cash - end of year	$ 59,889
Supplemental disclosure of cash flow information:	
Cash paid for interest	$ 191,754

See accountant's review report and accompanying notes.

1st CREDIT OF AMERICA, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NATURE OF OPERATIONS

1st Credit of America, LLC (the Company or 1st Credit) is a provider of collection and accounts receivable management services in the United States. 1st credit provides services to a broad spectrum of industries. The Company was organized during the year ended December 31, 2003.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Fees for collection services are contingent and recognized upon collection of the funds by 1st Credit on behalf of its clients. The Company also provides contractual services for one of its clients. Revenue for these services is recognized as the services are performed and earned under the service agreement.

Receivables and credit policies

The Company has two types of arrangements under which it collects contingent fees revenue. For significantly all clients, the Company remits funds collected on behalf of the client net of the related contingency fee while, for certain clients, the Company remits the gross funds collected on their behalf and bills the client separately for its contingency fees.

The Company does not charge interest on service revenue receivables of the contingency fees collectible from clients it bills separately.

Accounts receivable are uncollateralized costumer obligations due under normal trade terms requiring payment within 90 days from invoice date. Payments of accounts receivable are allocated to specific invoices identified of the client's remittance, or it unspecified, are applied to the earliest unpaid voices. Management reviews accounts for collectibility and based on its review believes no allowance for uncollectible accounts is required.

Profit, Losses and Distributions

Profit and losses generated by the Company and cash distributions are allocated to the members in accordance with the terms of the Limited Liability Company Agreement.

1st CREDIT OF AMERICA, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are stated at cost. Depreciation of furniture, fixtures and computer equipment and software is provided utilizing accelerated and straight-line methods over the estimated useful lives ranging from 3 to 7 years. Depreciation expense for the year ended December 31, 2005 amounted to $119,062.

Accumulated depreciation at December 31, 2005 for equipment held under capital leases amounted to $164,454.

Maintenance and repairs, which neither materially add to the value of the property nor appreciably prolong its useful life, are charged to expense as incurred.

Advertising Costs

Advertising costs for the eight months aggregated $46,414 are included in administration expense as incurred.

Income Taxes

The financials statements do not include a provision for federal or state income taxes as the members recognize their proportionate stare of the Company's income of loss in their respective tax returns.

Long-Lived Assets

Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the excess of the assets' carrying amount over the fair value of the asset. As of December 31, 2005 there were no impairment losses recognized.

1st CREDIT OF AMERICA, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

VULNERABILITY AND CERTAIN CONCENTRATIONS

For the year that ended December 31, 2005, the Company performed collection and credit services for several other companies. Five companies were responsible for approximately $899,000 in revenues or 49% of the company's gross revenue.

LINE OF CREDIT

The obligation is payable to an individual holding preferred membership interest under the terms of a $500,000 revolving line of credit. Advances under the line of credit bear interest at 2 percent per month, are payable within 40 days of the date initially advanced and are guaranteed by certain regular members of the Company and certain other conditions. The amount outstanding on the line at December 31, 2005 amounted to $388,500.

CONTINGENTLY RECEIVABLE COLLECTION FEES AND DEFERRED REVENUE

Contingently receivable collection fees consist of revenue to be earned in the future pursuant to payment plan commitments obtained from debtors of the Company's clients. As of December 31, 2005 the company has received gross commitments for approximately 73,300 transactions aggregating approximately $8.142 million which is anticipated to be received by the Company through December 31, 2009, less a discount factor of 25%. This amount has been recorded as contingent receivables in the amount of $6,140,338 with the offsetting amounts recorded as deferred revenue due the Company in the amount of $1,245,645 and contingent liabilities due their clients in the amount of $4,894,693. Based upon the Company's collection experience and fees charged to both clients and debtors, the following schedule reflects the contingently receivable collection fees, net of discounts, that management expects to collect each year subsequent to December 31, 2005.

Year ending December 31:

2006	$	5,632,330
2007		327,533
2008		123,903
2009		56,572
	$	6,140,338

1st CREDIT OF AMERICA, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

CONTINGENTLY RECEIVABLE COLLECTION FEES AND DEFERRED REVENUE (Continued)

Based upon the Company's collection experience and fees charged to both clients and debtors, the following schedule reflects the deferred revenue, net of discounts, based on the commitments received as of December 31, 2005 that management expects to record as revenue each year subsequent to December 31, 2005:

Year ending December 31:

2006	$	1,145,993
2007		62,282
2008		24,913
2009		12,456
	$	1,245,645

PREFERRED MEMBERSHIP INTERESTS

The Company had two (2) "Preferred Membership" interest outstanding at December 31, 2005 in the amount of $1,500,000 and $868,500. This preferred membership interest agreements through an exchange and redemption agreement were executed on August 30, 2005 and are extended until July 31, 2006. Interest on the preferred membership are paid at the rate of one percent per month (12% per annum). Pursuant to the exchange and redemption agreement, on or before July 31, 2006 the Company is required to redeem all units of preferred membership interests at a price equal to the amounts outstanding including all accrued and unpaid distributions and interest.

The Company has issued warrants to the holders of the preferred membership units which allow them to purchase regular membership units of the Company in exchange for $30,000 per unit, up to a maximum of 36 percent of the then outstanding regular units. The warrants expire at various dates from April 29, 2011 through July 25, 2012.

1st CREDIT OF AMERICA, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

OPERATING OCCUPANCY LEASE

The Company leases its office facilities under a noncancelable operating lease and an amendment for additional space expiring January 31, 2009 which requires the Company to pay, in addition to monthly rent, its proportionate share of common area maintenance costs and real estate taxes in excess of certain amounts.

Additional space is rented subject to a lease which is cancelable annually as of January 31 effective with 90 day notice and currently requires monthly rental of $6,100.

Rent expense for the year ended December 31, 2005 was $157,540.

Future aggregate annual minimum rent required by the noncancelable lease are due as follows:

Year ending December 31:	
2006	$ 93,157
2007	95,947
2008	98,831
2009	8,256
	$ 296,191

The total future annual minimum rent required should the additional lease be fully utilized is as follows:

Year ending December 31:	
2006	$171,857
2007	181,747
2008	192,931
2009	16,156
	$562,691

1st CREDIT OF AMERICA, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

CAPITAL LEASES

The Company is indebted on several 36 and 48 month capital leases with interest ranging from 9.695% to 12.405% per annum. Future minimum payments due under capital lease obligations and the net present value of those payments at December 31, 2005 are as follows:

Year ending December 31:			
	2006	$	116,391
	2007		116,391
	2008		111,265
	2009		46,011
		$	390,058
Less: Amount representing interest			65,827
Present value of minimum lease payment		$	324,231
Less: Current portion			84,770
Long term portion		$	239,461

EXHIBIT E to PPM
March 28, 2007

1st CREDIT OF AMERICA, LLC

FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2006

EXHIBIT E to PPM
March 28, 2007

TABLE OF CONTENTS

ASG LTD
ARTHUR S. GUNN, LTD.
PUBLIC ACCOUNTING AND CONSULTING

1901 Raymond Drive
Northbrook, Il 60062
Phone: 847-498-1597
Fax: 847-498-1683
www.gunncpa.com

March 6, 2007

To the Members
1st Credit of America, LLC
Chicago, Illinois

I have compiled the accompanying balance sheet of 1st Credit of America, LLC as of December 31, 2006 and the related statements of operations, and members equity (deficiency) for the year then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. I have not audited or reviewed the accompanying financial statements and, accordingly, I do not express an opinion or any other form of assurance on them.

Management has elected to omit the statement of cash flows and substantially all of the disclosures required by generally accepted accounting principles. If the statement of cash flows and the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

Arthur S. Gunn, Ltd.

Arthur S. Gunn, Ltd.

EXHIBIT E to PPM
March 28, 2007

1st CREDIT OF AMERICA, LLC
BALANCE SHEET
DECEMBER 31, 2006

ASSETS		
CURRENT ASSETS		
Cash	$	283,588
Due from Credit International		12,338
Due from EM		12,968
Due from 1st Life		5,850
Prepaid expenses		1,980
Total Current Assets		316,724
PROPERTY AND EQUIPMENT		
Computer equipment		127,415
Computer software		50,172
Equipment and furniture under capital lease		469,503
Total Property and Equipment - at cost		647,090
Less accumulated depreciation		(327,996)
Net Property and Equipment		319,094
CONTINGENT RECEIVABLES		6,369,875
OTHER ASSETS - Deposits		21,700
TOTAL ASSETS	$	7,027,393
LIABILITIES AND MEMBERS' (DEFICIENCY)		
CURRENT LIABILITIES		
Accounts payable and accrued expense	$	36,413
Client funds		55,133
Current portion - capital lease obligations		94,717
Due to EM		152,909
Line of credit-JG		438,750
Preferred membership interest		2,368,500
Total Current Liabilities		3,146,422
LONG TERM LIABILITIES		
Capital leases - long term portion		144,743
Contingent liabilities - due to clients		5,079,586
Contingent deferred revenue- due to FCOA		1,290,289
Total Long Term Liabilities		6,514,618
TOTAL LIABILITIES		9,661,040
MEMBERS' (DEFICIENCY)		(2,633,647)
TOTAL LIABILITIES AND MEMBERS' (DEFICIENCY)	$	7,027,393

See accountant's compilation report.

1st CREDIT OF AMERICA, LLC
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

REVENUES:		
Gross collections and fees	$	5,126,344
Less: client funds remitted		(2,782,634)
NET REVENUES		2,343,710
OPERATING EXPENSES:		
Collection expense		1,116,747
General and administrative		690,086
Marketing and promotion		12,816
Depreciation		126,889
Interest		419,082
TOTAL OPERATING EXPENSES		2,365,620
NET INCOME (LOSS) FROM OPERATIONS		(21,910)
RENTAL INCOME		6,540
NET INCOME (LOSS)	$	(15,370)

END

See accountant's compilation report.

1st CREDIT OF AMERICA, LLC
STATEMENT OF MEMBERS' EQUITY (DEFICIENCY)
DECEMBER 31, 2006

	Regular Members	Accumulated Deficit	Total
Balance, December 31, 2005	925,682	(3,584,279)	(2,658,597)
Contributions of capital	40,320	-	40,320
Distributions		-	-
Net (Loss)	-	(15,370)	(15,370)
Balance, December 31, 2006	$ 966,002	$ (3,599,649)	$ (2,633,647)

See accountant's compilation report.